UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[X]     Preliminary Proxy Statement
[ ]     Confidential, for use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material pursuant to ss.240.14a-12

                              SKIBO FINANCIAL CORP.
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                (Name of Registrant as Specified in Its Charter)

                                       N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

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          (2)  Aggregate number of securities to which transaction applies:

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          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

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          (4)  Proposed maximum aggregate value of transaction:

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          (5)  Total fee paid:

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[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount previously paid:
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          (2)  Form, Schedule or Registration Statement No.:
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          (3)  Filing Party:
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          (4)  Date Filed:
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                       [SKIBO FINANCIAL CORP. LETTERHEAD]

_______________, 2003

Dear Stockholder:

         We cordially invite you to attend the special meeting of the stockholders of Skibo Financial Corp. The meeting will be held at Southpointe Golf Club, 360 Southpointe Boulevard, Canonsburg, Pennsylvania, on __________, _______________, 2004 at __:__ _.m., Eastern Time.

         At the special meeting, you will be asked to approve an Agreement and Plan of Merger by and among Northwest Savings Bank, Northwest Bancorp, Inc., Northwest Bancorp, MHC, First Carnegie Deposit, Skibo Financial Corp. and Skibo Bancshares, M.H.C. which provides for (i) the merger of Skibo Bancshares, M.H.C. with and into Northwest Bancorp, MHC and (ii) the conversion of Skibo Financial to an interim savings bank and subsequent merger with and into First Carnegie Deposit (together with (i), the "merger"). As a result of the merger, you will be entitled to receive a cash payment of $17.00 for each share of Skibo Financial Corp. stock that you own. Moreover, as a result of the merger you will no longer own any stock or other interest in Skibo Financial Corp. nor will you receive, as a result of the merger, any stock of Northwest Bancorp, Inc., Northwest Savings Bank, or Northwest Bancorp, MHC.

         The completion of the merger is subject to certain conditions, including the approval of the merger agreement by the stockholders of Skibo Financial Corp. and the receipt of all required regulatory approvals.

         YOUR VOTE IS VERY IMPORTANT. THE MERGER AGREEMENT MUST BE APPROVED BY THE AFFIRMATIVE VOTE OF:

o TWO-THIRDS OF ALL VOTES ENTITLED TO BE CAST AT THE MEETING BY ALL SKIBO FINANCIAL CORP. STOCKHOLDERS, INCLUDING SKIBO BANCSHARES, M.H.C.; AND

o A MAJORITY OF ALL VOTES ENTITLED TO BE CAST AT THE MEETING BY ALL SKIBO FINANCIAL CORP. STOCKHOLDERS, OTHER THAN SKIBO BANCSHARES, M.H.C.

         We urge you to read the attached proxy statement carefully. It describes the merger agreement in detail and includes a copy of the merger agreement as Appendix A.

         YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE MERGER AGREEMENT.

         Whether or not you plan to attend the special meeting, please complete, date and sign the enclosed proxy form and return it promptly in the postage-paid envelope provided. On behalf of the board of directors, I thank you for your prompt attention to this important matter.

                                              Sincerely,


                                              Walter G. Kelly
                                              President

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                              SKIBO FINANCIAL CORP.
                              242 EAST MAIN STREET
                          CARNEGIE, PENNSYLVANIA 15106
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                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON _______________, 2004
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         Notice is hereby given that the special meeting of stockholders of Skibo Financial Corp. will be held at Southpointe Golf Club, 360 Southpointe Boulevard, Canonsburg, Pennsylvania, on __________, _______________, 2004 at __:__ _.m., Eastern Time, for the following purposes:

1. The approval of the Agreement and Plan of Merger, dated as of September 11, 2003, by and among Northwest Savings Bank, Northwest Bancorp, Inc., Northwest Bancorp, MHC, and First Carnegie Deposit, Skibo Financial Corp. and Skibo Bancshares, M.H.C. Upon completion of the merger, you will be entitled to receive $17.00 in cash for each share of Skibo Financial Corp. stock that you own. A copy of the merger agreement is included as Appendix A to the accompanying proxy statement; and

2. To transact such other business as may properly come before the meeting or any adjournment thereof. The board of directors is not aware of any other business to come before the meeting.

         Any action may be taken on the foregoing proposals at the meeting on the date specified above, or on any date or dates to which the meeting may be adjourned. Only stockholders of record at the close of business on _______________, 2003 are entitled to vote at the meeting or any adjournments of the meeting. The merger agreement must be approved by the affirmative vote of two-thirds of all shares outstanding including the shares held by Skibo MHC and a majority of all shares outstanding and held by stockholders other than Skibo MHC. Each director has agreed to vote his or her shares in favor of the merger agreement. Shares held by directors represented 4.7% of the shares outstanding (exclusive of options) as of the record date.

                           YOUR VOTE IS VERY IMPORTANT
                           ---------------------------

         You are requested to complete and sign the enclosed proxy card which is solicited on behalf of the board of directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person. Remember, if your shares are held in the name of a broker, only your broker can vote your shares and only after receiving your instructions on the merger proposal. Please contact the person responsible for your account and instruct him/her to execute a proxy card on your behalf. You should also sign, date and mail your proxy at your earliest convenience. Please review the document accompanying this notice for more complete information regarding the matters proposed for your consideration at the special meeting. Should you have any questions or require assistance, please call us at (412) 276-2424.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        Carol A. Gilbert
                                        Secretary
Carnegie, Pennsylvania
_______________, 2003

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IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE SKIBO FINANCIAL CORP. THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. THE BOARD OF DIRECTORS OF SKIBO FINANCIAL CORP. UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE MERGER AGREEMENT. YOUR SUPPORT IS APPRECIATED.
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                                   PLEASE NOTE
                                   -----------

         No one has been authorized to provide Skibo Financial Corp. stockholders with any information other than the information included in this proxy statement and the documents that are referred to in this proxy statement. Stockholders of Skibo Financial Corp. should not rely on other information as being authorized by Skibo Financial Corp.

         This proxy statement is first being mailed to stockholders on or about _______________, 2003.

         As used in this proxy statement, First Carnegie Deposit is sometimes referred to as "First Carnegie," Skibo Financial Corp. is sometimes referred to as "Skibo Financial," and Skibo Bancshares, M.H.C. is sometimes referred to as "Skibo MHC." First Carnegie Deposit, Skibo Financial Corp. and Skibo Bancshares, M.H.C. are sometimes collectively referred to as "Skibo." Additionally, Northwest Bancorp, Inc. is sometimes referred to as "Northwest Bancorp" and Northwest Bancorp, MHC is sometimes referred to as "Northwest MHC." Northwest Savings Bank, Northwest Bancorp and Northwest MHC are sometimes collectively referred to as "Northwest."

                       WHO CAN HELP ANSWER YOUR QUESTIONS
                       ----------------------------------

         If you want additional copies of this document, or if you want to ask any questions about the merger agreement you should contact:

                      Mr. Walter G. Kelly
                      President and Chief Executive Officer
                      First Carnegie Deposit
                      242 East Main Street
                      Carnegie, Pennsylvania 15106-2792
                      Telephone: (412) 276-2424

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SUMMARY TERM SHEET.............................................................

QUESTIONS AND ANSWERS ABOUT THE VOTING
  PROCEDURES FOR THE SPECIAL MEETING...........................................

THE SPECIAL MEETING............................................................
         Place, Time and Date..................................................
         Matters to Be Considered..............................................
         Voting Rights of Stockholders; Votes Required for Approval............
         Solicitation and Revocability of Proxies..............................
         Principal Stockholders................................................
         Security Ownership of Directors and Management........................

THE MERGER.....................................................................
         Overview..............................................................
         The Parties to the Merger.............................................
         Background to the Merger..............................................
         Skibo's Reasons for the Merger........................................
         Opinion of Financial Advisor..........................................
         Interests of Certain Persons in the Merger and Related Transactions...
         Conditions of the Merger..............................................
         Federal Income Tax Consequences of the Merger to You..................
         Accounting Treatment of the Merger....................................
         Effective Time........................................................
         Procedures for Surrendering Your Certificates.........................
         Regulatory Approvals..................................................
         Time Period for Completing the Merger.................................
         Other Provisions of the Merger Agreement..............................
         Voting Agreements.....................................................
         No Dissenters' Rights.................................................
         MARKET FOR COMMON STOCK AND DIVIDENDS.................................
         SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING.....................
         CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS............

WHERE YOU CAN FIND MORE INFORMATION............................................

Appendix A - Agreement and Plan of Merger......................................
Appendix B - Opinion of FinPro, Inc............................................

                               SUMMARY TERM SHEET

         This summary term sheet highlights selected information from this proxy statement regarding the merger proposal and may not contain all of the information that is important to you. You should carefully read this entire document and the other documents we refer to in this document. These will give you a more complete description of the transactions we are proposing. We have included page references in this summary term sheet to direct you to other places in this proxy statement where you can find a more complete description of the topics we discuss below.

The Companies (Page __)

         Skibo Financial is a federally-chartered stock holding company headquartered in Carnegie, Pennsylvania. Skibo Financial operates through its wholly-owned subsidiary bank, First Carnegie, a federally-chartered savings bank headquartered in Carnegie, Pennsylvania which has branch offices in McKees Rocks and Washington, Pennsylvania. Skibo MHC, a federal mutual holding company, also headquartered in Carnegie, Pennsylvania, owns 60.2% of the common stock of Skibo Financial.

         Northwest Bancorp is a federally-chartered stock holding company headquartered in Warren, Pennsylvania. Northwest Bancorp operates through its wholly-owned subsidiaries, Northwest Savings Bank, a Pennsylvania-chartered savings bank, and Jamestown Savings Bank, a New York-chartered savings bank. Northwest Bancorp, through its subsidiaries, provides a wide range of commercial and consumer banking services through 137 community banking offices throughout its market area in northwest, southwest and central Pennsylvania, southwestern New York and northeastern Ohio.

Our Reasons for the Merger (Page __)

         Our board of directors believes that the merger is in the best interests of Skibo Financial and its stockholders. The merger will enable our stockholders to realize significant value on their investment in Skibo Financial. The board of directors of Skibo MHC also believes that the merger is in the best interests of Skibo MHC and its members. In reaching its decision to approve the merger agreement, our board considered various factors which are discussed in detail in this proxy statement.

Our Board of Directors Recommends Stockholder Approval (Page __)

         Our board of directors believes that the transactions contemplated by the merger agreement are in the best interests of Skibo Financial and all of our stockholders. The board has approved the merger agreement. Our board of directors recommends that you vote "FOR" approval of the merger agreement.

Our Financial Advisor Says the Merger Consideration is Fair from a Financial Point of View (Page__)

         Our financial advisor, FinPro, Inc. ("FinPro"), has given our board of directors a written opinion, dated September 11, 2003 and updated as of _______________, 2003, that states the cash consideration to be paid to our stockholders is fair to the holders of our common stock from a financial point of view and the merger is fair to the members of Skibo MHC. A copy of the opinion is attached to this proxy statement as Appendix B. You should read it
completely  to  understand  the  assumptions   made,   matters   considered  and
limitations on the review performed by our financial advisor in issuing its opinion. We have agreed to pay FinPro a fee of approximately $250,000 as consideration for its services. Of this amount, $70,000 has already been paid.

Material Terms of the Merger Agreement (Page __)

          o Skibo Financial will exchange its charter for an interim stock savings association charter which will then merge with and into First Carnegie with First Carnegie as the surviving association. As a result of this merger, each issued and outstanding share of Skibo Financial common stock held by stockholders other than Skibo MHC will cease to be outstanding, and will be converted automatically into the right to receive $17.00 in cash. Each issued and outstanding share of Skibo Financial common stock held by Skibo MHC will be exchanged for one share of First Carnegie common stock.

          o On the effective date of the merger, First Carnegie will become a wholly-owned subsidiary of Skibo MHC. Skibo MHC will then merge with and into Northwest MHC, with Northwest MHC as the resulting entity. The separate existence of Skibo MHC will cease.

          o As a result of the above merger, each issued and outstanding share of First Carnegie common stock held by Skibo MHC will be transferred to Northwest MHC as the surviving entity in that merger, and First Carnegie will become a wholly-owned subsidiary of Northwest MHC. It is anticipated that First Carnegie will continue to operate as a separately chartered financial institution until June 30, 2005.

          o All deposit accounts established at First Carnegie prior to the merger effective date will confer on each depositor the same rights and privileges in Northwest MHC as if such deposit account had been established at Northwest Savings Bank on the date established at First Carnegie. To the extent permitted by regulatory authorities, any borrower members of Skibo MHC as of the merger effective date (i.e., borrowers of First Carnegie as of August 22, 1996 who continue their borrower relationship as of the merger effective date), whose borrowings remain outstanding as of the date established to determine depositors eligible to vote on any mutual-to-stock conversion of Northwest MHC, will be given subscription rights in any conversion of Northwest MHC to stock form that occurs prior to any merger of First Carnegie with and into Northwest Savings Bank.

          o The merger cannot occur unless: (1) our stockholders approve the merger agreement; (2) if required, the members of Skibo MHC approve the merger agreement; (3) we receive required regulatory approvals; and (4) certain other conditions to the merger are satisfied or waived.

          o We have agreed not to solicit or encourage a competing transaction to acquire us. However, if its fiduciary duties require it, our board of directors may furnish information to or negotiate with someone who makes an unsolicited proposal that would be superior to Northwest Bancorp's proposal.

          o If we terminate the merger agreement with Northwest because we receive a superior proposal, or if our board of directors changes its recommendation to approve the merger agreement, we may be obligated to pay Northwest a fee of $1.2 million.

The Merger Agreement may be Amended or Terminated (Page __)

         Skibo Financial and Northwest Bancorp may mutually agree to terminate the Merger Agreement and elect not to complete the merger at any time before the effective date of the merger.

         The parties also may terminate the merger if other circumstances occur that are described in the merger agreement, including the failure to complete the merger by August 1, 2004.

         The Merger Agreement may be amended by the written agreement of Skibo and Northwest. However, after you approve the merger agreement, any subsequent amendment or waiver that reduces or changes the amount or form of the consideration that you will receive as a result of the merger transactions cannot be completed without your prior approval. Similarly, if any subsequent amendment or waiver changes the tax treatment of the merger to you, we must first obtain your approval.

What Skibo Financial Stockholders will Receive (Page __)

         All Skibo Financial stockholders, except for Skibo MHC, will be entitled to receive $17.00 in cash for each share of Skibo Financial common stock that they own on the effective date of the merger.

Skibo Financial Stock Options will be Terminated (Page __)

         The Skibo Financial stock option plan will terminate on the effective date of the merger. In addition, stock options to purchase Skibo Financial common stock pursuant to the Skibo Financial stock option plan will become immediately vested and holders of these options will receive a cash payment equal to the excess of $17.00 over the per share exercise price of the option multiplied by the number of shares that may be purchased by the holders of options.

Skibo Financial Stockholders Must Approve the Merger Agreement (Page __)

         The merger agreement must be approved by the affirmative vote of:

          o Two-thirds of all votes entitled to be cast at the meeting by all Skibo Financial stockholders, including Skibo MHC, and

          o A majority of all votes entitled to be cast at the meeting by all Skibo Financial stockholders, other than Skibo MHC.

         Skibo MHC, which owns 60.2% of our common stock, is required to vote for the merger agreement, pursuant to the terms thereof.

The Merger Will Be Taxable to Our Stockholders (Page __)

         Our stockholders will generally recognize gain for federal, and possibly state and local, income tax purposes, on the exchange of their Skibo Financial common stock for cash. You will recognize gain equal to the difference between the amount of cash you receive and your tax basis in your Skibo Financial common stock. The actual tax consequences of the exchange to you will depend on your specific situation and factors not within our control. You should consult your personal tax advisor for a full understanding of the tax consequences of the merger to you.

Accounting Treatment (Page __)

         Northwest Bancorp intends to account for the merger transactions under both the "pooling of interests" and "purchase" of minority interests under accounting principles generally accepted in the United States.

You Do Not Have Dissenters' Rights (Page __)

         Under federal law, you do not have dissenters' appraisal rights with respect to your Skibo Financial shares.

The Merger and Related Transactions are Expected to be Completed by June 30, 2004 (Page __)

         The merger and the related transactions will only occur after all the conditions to its completion have been satisfied or waived. Currently, we anticipate that the merger transactions will be completed by June 30, 2004.

Regulatory Approvals are Needed (Page __)

         The merger and related acquisition of Skibo by Northwest must be approved by the Office of Thrift Supervision. The U.S. Department of Justice also may review the impact of the merger on competition.

         Northwest has filed all the regulatory applications and notices with the Office of Thrift Supervision. We cannot assure you that these regulatory approvals will be received, or that regulatory approvals received will not contain a condition or requirement that fails to satisfy the conditions set forth in the merger agreement.

Skibo's Officers and Directors Have Financial Interests in the Merger (Page __)

         Our directors and executive officers have interests in the merger as individuals in addition to their interests as stockholders, such as receiving severance payments, indemnification and insurance coverage, and other benefits.

         Our board of directors was aware of these interests and considered them in its decision to approve the merger agreement.

                         QUESTIONS AND ANSWERS ABOUT THE
                    VOTING PROCEDURES FOR THE SPECIAL MEETING

Q:   What do I need to do now?

A: After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the special meeting.

     If you sign, date and send in your proxy but you do not indicate how you want to vote, your proxy will be voted in favor of the proposal to approve the merger agreement.

     If you do not sign and send in your proxy or attend and vote at the special meeting, it will have the effect of a vote against the merger agreement.

Q: If my shares are held in street name by my broker, will my broker automatically vote my shares for me to approve the merger agreement?

A: No. Your broker will not be able to vote your shares to approve the merger agreement without instructions from you. You should instruct your broker to vote your shares on the merger agreement, following the directions your broker provides.

Q:   What if I fail to instruct my broker?

A: If you fail to instruct your broker to vote your shares, your shares will not be voted on the merger agreement and it will have the same effect as a vote against the merger agreement.

Q:   May I attend the meeting and vote my shares in person?

A: Yes. All stockholders are invited to attend the special meeting. Stockholders of record can vote in person at the special meeting. If your shares are held in street name, then you are not the stockholder of record and you must ask your broker or other nominee how you can vote at the special meeting.

Q:   May I change my vote after I have mailed my signed proxy card?

A: Yes. If you have not voted through your broker or other nominee, there are three ways you can change your vote after you have sent in your proxy card.

     o First, you may send a written notice to the person to whom you submitted your proxy stating that you would like to revoke your proxy.

     o Second, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

     o Third, you may attend the special meeting and vote in person. Any earlier proxy will be revoked. However, simply attending the special meeting without voting in person will not revoke your proxy.

     If you have instructed a broker or other nominee to vote your shares, you must follow directions you received from your broker or other nominee to change your vote.

Q:   Should I send in my stock certificates now?

A: No. You should not send in your stock certificates at this time. Instructions for surrendering your stock certificates in exchange for $17.00 per share in cash will be sent to you after we complete the merger.

Q:   Whom should I call with questions?

A:   You should call Walter G. Kelly at (412) 276-2424.

                               THE SPECIAL MEETING

Place, Time and Date

         The special  meeting is scheduled to be held at Southpointe  Golf Club,
360  Southpointe  Boulevard,   Canonsburg,   Pennsylvania,   at  __:__  _.m.  on
__________, _______________, 2004.

Matters to Be Considered

         At the special meeting you will be asked to approve the merger agreement as more fully discussed on pages __ through __. You may also consider and vote upon any other matters that may properly come before the Skibo Financial special meeting, including approval of any adjournment of the special meeting. No proxy that is voted against approval of the merger agreement will be voted in favor of an adjournment to solicit additional proxies for this proposal. As of the date of this document, the board of directors of Skibo Financial is not aware of any other business to be presented for consideration at the meeting.

Voting Rights of Stockholders; Votes Required for Approval

         The  Skibo   Financial  board  has  fixed  the  close  of  business  on
_______________, 2003, as the record date for determining Skibo Financial stockholders entitled to receive notice of and to vote at the special meeting. Each share of Skibo Financial common stock you own entitles you to one vote. Only holders of record of Skibo Financial common stock as of the record date are entitled to notice of and to vote at the special meeting. As of the record date, there were issued and outstanding 3,153,344 shares of Skibo Financial common stock.

         The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Skibo Financial common stock entitled to vote is necessary to constitute a quorum at the special meeting. Abstentions and broker non-votes (as described below) will be counted solely for the purpose of determining whether a quorum is present. Brokers or members who hold shares in street name for customers who are the beneficial owners of such shares are prohibited from giving a proxy to vote those shares with respect to the approval of the merger agreement in the absence of specific instructions from such customers ("broker non-votes"). Abstentions and broker non-votes will not be deemed to be cast either "FOR" or "AGAINST" the merger agreement.

         Approval of the merger requires the affirmative vote of:

          o Two-thirds of all votes entitled to be cast at the meeting by all Skibo Financial stockholders, including Skibo MHC, and

          o A majority of all votes entitled to be cast at the meeting by all Skibo Financial stockholders, other than Skibo MHC.

         Under this voting standard, an abstention, broker non-vote or failure to vote will have the same effect as a vote "AGAINST" the merger agreement.

         Skibo MHC is the mutual holding company for First Carnegie. Skibo MHC owns 60.2%, or 1,897,500 shares, of the outstanding common stock of Skibo Financial. While Skibo MHC is obligated under the terms of the merger agreement to vote such shares "FOR" the approval of the merger agreement, the proposal to adopt the merger agreement also requires the approval of a majority of the total votes of the Skibo Financial common stock outstanding as of _______________, 2003, the record date for voting, exclusive of the shares owned by Skibo MHC.

         The directors and executive officers of Skibo are entitled to vote approximately 6.7% of the outstanding shares of Skibo Financial common stock in their individual capacities (excluding options exercisable within 60 days of the record date). These directors have already agreed to vote their shares in favor of the merger agreement.

Solicitation and Revocability of Proxies

         Proxies in the form accompanying this document are being solicited by the board of directors. Shares represented by properly executed proxies, if such proxies are received in time and are not revoked, will be voted in accordance with the instructions indicated on the proxies. Except for broker non-votes, if no instructions are indicated on a properly executed proxy, such proxies will be voted "FOR" approval of the merger agreement and as determined by a majority of the board of directors as to any other matter that may come before the special meeting including, among other things, a motion to adjourn or postpone the special meeting to another time and/or place, for the purpose of soliciting additional proxies or otherwise. No proxy with instructions to vote against the proposal to approve the merger agreement, however, will be voted in favor of any adjournment or postponement of the special meeting.

         A stockholder who has given a proxy may revoke it at any time prior to its exercise at the special meeting by:

          o Giving written notice of revocation to the Secretary of Skibo Financial;

          o    Properly  submitting a duly executed  proxy bearing a later date;
               or

          o    Voting in person at the special meeting.

         All written notices of revocation and other communications with respect to the revocation of proxies should be addressed to Carol A. Gilbert, Secretary, 242 East Main Street, Carnegie, Pennsylvania 15106. A stockholder whose shares are held in street name should follow the instructions of his or her broker regarding revocation of proxies. A proxy appointment will not be revoked by the death or incapacity of the stockholder executing the proxy unless, before the shares are voted, notice of such death or incapacity is filed with the Secretary of Skibo Financial or other person responsible for tabulating votes on behalf of Skibo Financial.

         In addition to this mailing, Skibo directors, officers and employees may also solicit proxies personally, or by telephone, or by other forms of communication. Skibo may also retain a professional proxy solicitation firm to assist in the solicitation of proxies. For this service, it is expected that Skibo would pay ____________ a fee of up to $__________ plus expenses to help with the solicitation. Skibo also will reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

Principal Stockholders

         Persons and groups owning in excess of 5% of Skibo Financial common stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth, as of _______________, 2003, persons or groups who own more than 5% of the common stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of common stock as of such date.


Name and Address                                          Percent of Shares of
of Beneficial Owner                Number of Shares     Common Stock Outstanding
-------------------                ----------------     ------------------------

Skibo Bancshares, M.H.C.
242 East Main Street
Carnegie, Pennsylvania  15106          1,897,500                  60.2%

Security Ownership of Directors and Management

         The following table shows Skibo Financial's common stock beneficially owned by each director and executive officer of Skibo Financial and all directors and executive officers of Skibo Financial as a group, as of _______________, 2003.


                                               Shares of
                                             Common Stock
                                             Beneficially
Name                                             Owned          Percent of Class
----                                         -------------      ----------------
John C. Burne                                  35,850(1)(2)            1.1
Walter G. Kelly                               106,425(3)               3.4
John T. Mendenhall, Jr.                        24,675(1)(2)             *
Renaloy J. Senules                             53,864(1)(2)            1.7
Carol A. Gilbert                               81,379(4)               2.6
All Executive Officers and Directors          302,193(5)               9.6
as a Group (5 persons)

__________________
*    Less than 1%.

(1) Includes options to purchase 10,867 shares of Skibo Financial common stock that may be exercised within 60 days of the record date under the 1998 Stock Option Plan.
(2) Excludes 143,273 shares of Skibo Financial common stock held under the employee stock ownership plan for which such individual serves as either a member of the ESOP Committee or as an ESOP Trustee. Such individual disclaims beneficial ownership with regard to shares held in a fiduciary capacity. The Board of Directors has appointed Messrs. Senules, Mendenhall and Burne to serve on the ESOP Committee and to serve as ESOP Trustees. The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by ESOP participants. Shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the Board or the ESOP Committee. As of the record date, the entire 143,273 shares had been allocated under the ESOP to participant accounts.

(3) Includes 38,812 shares of Skibo Financial common stock that may be acquired through options that are exercisable within 60 days of the record date and 30,215 shares of Skibo Financial common stock allocated to the account of Mr. Kelly under the ESOP.
(4) Includes options to purchase 20,460 shares of Skibo Financial common stock that may be exercised within 60 days of the record date under the Stock Option Plan and 17,383 shares of Skibo Financial common stock allocated to the account of Ms. Gilbert under the ESOP.
(5) Includes options to purchase 91,873 shares of Skibo Financial common stock that may be exercised within 60 days of the record date to purchase shares of Skibo Financial common stock under the Stock Option Plan. Includes 47,598 shares of Skibo Financial common stock held by the ESOP and allocated to executive officers (2 persons) of the Skibo Financial.

                                   THE MERGER

         The following information describes certain information pertaining to the merger. This description is not complete and is qualified in its entirety by reference to the full text of the merger agreement, which is attached as Appendix A and incorporated by reference herein. All stockholders are urged to read the merger agreement in its entirety, as well as the opinion of our financial advisor attached as Appendix B.

Overview

         As soon as possible after the conditions to consummation of the merger described below have been satisfied or waived, and unless the merger agreement has been terminated or an alternative structure used as discussed below, the merger will be effected as follows:

          o Skibo Financial will exchange its charter for an interim stock savings association charter which will then merge with and into First Carnegie with First Carnegie as the surviving association. The separate existence of Skibo Financial and Interim will cease.

          o As part of the merger of Interim into First Carnegie, each issued and outstanding share of Skibo Financial common stock held by minority stockholders will be converted automatically into the right to receive $17.00 in cash. Each issued and outstanding share of Skibo Financial common stock held by Skibo MHC will be exchanged for one share of First Carnegie common stock.

          o On the effective date of the merger, First Carnegie will become a wholly-owned subsidiary of Skibo MHC.

          o Skibo MHC will then merge with and into Northwest MHC, with Northwest MHC as the resulting entity. The separate existence of Skibo MHC will cease.

          o As a result of the above merger, each issued and outstanding share of First Carnegie common stock held by Skibo MHC will be transferred to Northwest MHC as the surviving entity in that merger, and First Carnegie will become a wholly-owned subsidiary of Northwest MHC.

          o All deposit accounts established at First Carnegie prior to the merger effective date will confer on each depositor the same rights and privileges in Northwest MHC as if such deposit account had been established at Northwest Savings Bank on the date established at First Carnegie. To the extent permitted by regulatory authorities, any borrower members of Skibo MHC as of the merger effective date (i.e., borrowers of First Carnegie as of August 22, 1996 who continue their borrower relationship as of the merger effective date), whose borrowings remain outstanding as of the date established to determine depositors eligible to vote on any mutual-to-stock conversion of Northwest MHC, will be given subscription rights in any conversion of Northwest MHC to stock form that occurs prior to any merger of First Carnegie with and into Northwest Savings Bank.

         The merger agreement provides that Northwest Bancorp may modify the structure of the acquisition of Skibo provided that:

          o    The   consideration   to  be   received   by  Skibo   Financial's
               stockholders is not changed or reduced;

          o There are no adverse tax consequences for Skibo Financial's stockholders; or

          o    The merger is not materially delayed or jeopardized.

The Parties to the Merger

         Skibo. Skibo MHC is a federally-chartered mutual holding company that currently owns approximately 60.2% of the outstanding shares of common stock of Skibo Financial. As a mutual holding company, Skibo MHC has no stockholders. Skibo MHC has no significant operations. Skibo Financial is a federally-chartered mid-tier stock holding company that owns 100% of the outstanding shares of common stock of First Carnegie. Skibo Financial was organized in connection with the two-tier reorganization of Skibo that was completed in October 1998. The principal business activity of Skibo Financial is the ownership of 100% of the common stock of First Carnegie.

         First Carnegie is a federally-chartered savings bank headquartered in Carnegie, Pennsylvania. First Carnegie's deposits are insured by the Federal Deposit Insurance Corporation under the Savings Association Insurance Fund. First Carnegie is a member of the Federal Home Loan Bank System.

         First Carnegie is a community-oriented savings bank providing mortgage loans and consumer loans. Skibo Financial is primarily engaged in attracting deposits from the general public through its offices and using those and other available sources of funds to purchase and originate one- to four-family, multi-family and commercial mortgage loans, including farms, and to invest in mortgage-backed and other securities, Small Business Administration and other government agency guaranteed commercial and consumer loans. Because Skibo Financial faces strong competition in originating traditional residential mortgage loans, Skibo Financial has emphasized other forms of lending, including the purchase of SBA and other government agency guaranteed loans, and commercial real estate loans, including farms. At September 30, 2003, Skibo Financial had total consolidated assets of approximately $156.1 million, total consolidated deposits of approximately $81.0 million, and total consolidated stockholders' equity of approximately $23.5 million.

         The executive offices of Skibo Financial, First Carnegie and Skibo MHC are located at 242 East Main Street, Carnegie, Pennsylvania. Their telephone number at that address is (412) 276-2424.

         Northwest. Northwest MHC is a federally-chartered mutual holding company that currently owns approximately 59% of the common stock of Northwest Bancorp. As a mutual holding company, Northwest MHC has no stockholders. Northwest MHC has no significant operations. Northwest Bancorp is a federally-chartered mid-tier stock holding company that owns 100% of the outstanding common stock of Northwest Savings Bank and Jamestown Savings Bank. Northwest Bancorp became the stock holding company of Northwest Savings Bank in a two-tier reorganization that was completed in February 1998. The principal business activity of Northwest Bancorp is the ownership of all of the issued and outstanding common stock of Northwest Savings Bank and of Jamestown.

         Northwest Savings Bank is a Pennsylvania-chartered stock savings bank headquartered in Warren, which is located in northwestern Pennsylvania. Northwest Savings Bank's deposits are insured by the FDIC. Northwest Savings Bank is a member of the FHLB System. Northwest Savings Bank is a community bank that offers traditional deposit and loan products, and through a subsidiary, consumer finance services. Northwest Savings Bank's mutual savings bank predecessor was founded in 1896. Northwest Savings Bank in its current stock form was established on November 2, 1994, as a result of the reorganization of Northwest Savings Bank's mutual predecessor into a mutual holding company structure. Jamestown was formed in November of 1995 as a de novo New York-chartered savings bank headquartered in Jamestown, New York. At September 30, 2003, Northwest Bancorp had total consolidated assets of approximately $6.0 billion, total consolidated deposits of approximately $4.9 billion and total consolidated stockholders' equity of approximately $477 million.

         As of September 30, 2003, Northwest Savings Bank and Jamestown operated 144 community banking offices throughout their market area in northwest, southwest and central Pennsylvania, southwestern New York, and northeastern Ohio. Northwest Savings Bank and its wholly owned subsidiaries also operate 47 consumer lending offices throughout Pennsylvania and two consumer lending offices in New York. Northwest Savings Bank has focused its lending activities primarily on the origination of loans secured by first mortgages on owner-occupied, one- to four-family residences. Northwest Savings Bank, directly or through its subsidiaries, also emphasizes the origination of consumer loans, including home equity, second mortgage, education and other consumer loans. To a lesser extent, Northwest Savings Bank also originates multi-family residential and commercial real estate loans and commercial business loans.

         Northwest Savings Bank's principal sources of funds are deposits, borrowed funds and the principal and interest payments on loans and marketable securities. Its principal source of income is interest received from loans and marketable securities. Northwest Savings Bank's principal expenses are the interest paid on deposits and the cost of employee compensation and benefits.

         The principal executive offices of Northwest Bancorp, Northwest Savings Bank and Northwest MHC are located at Liberty and Second Streets, Warren, Pennsylvania. Their telephone number at that address is (814) 726-2140.

Background to the Merger

          o On February 14, 2001, the Skibo Financial board of directors hired FinPro to assist Skibo Financial in the role of a financial advisor.

          o Skibo Financial had preliminary discussion with Northwest Bancorp regarding a potential transaction.

          o Due to the untested nature of transactions and uncertain regulatory responses, Skibo Financial elected to wait until the Danvers Savings Bank/Revere Federal Savings Bank transaction received regulatory approval.

          o Northwest announced the Leeds Federal Savings Bank transaction as a result both Skibo Financial and Northwest Bancorp opted to wait for regulatory approval of the Leeds Federal Savings Bank transaction prior to deciding whether to engage in additional discussions.

          o In June 2002, Skibo Financial asked FinPro to find another merger partner. Since remutualizations can only occur between mutual holding companies and mutual institutions or possibly mutual holding companies and other mutual holding companies, the pool of possible acquirers was limited. Sixteen mutuals were approached. There was no significant interest expressed by these potential partners.

          o After the Leeds Federal Savings Bank transaction was approved, preliminary discussions with Northwest Bancorp began.

          o Terms originally discussed were adjusted for special dividend levels and changes in First Carnegie's financial statements, although several material terms remained subject to negotiation.

          o During this period, the OTS issued the approval letter for the Kearny Federal Savings Bank/West Essex Bank transaction which contained parameters for the regulatory evaluation of future remutualizations. The proposed transaction exceeded some of the parameters. As a result, members of Skibo Financial, Northwest Bancorp and their agents had a meeting with the OTS in Washington to discuss any foreseeable impediments to completing the proposed deal. The OTS reviewed the information furnished and did not indicate that they foresee any impediments to processing an application for approval of this proposed transaction.

Skibo's Reasons for the Merger

         Our board of directors believes that the terms of the merger agreement, which are the product of arm's length negotiations between representatives of Skibo and Northwest, are in the best interests of our stockholders. In the course of reaching its determination, our board of directors considered the following factors:

          o The merger consideration to be paid to our minority stockholders in relation to the market value, book value and earnings per share of our common stock;

          o    Information  concerning  our  financial  condition,   results  of
               operations, capital levels, asset quality and prospects;

          o The opinion of our financial advisor as to the fairness of the merger consideration from a financial point of view to the minority stockholders of Skibo Financial;

          o The opinion of our financial advisor as to the fairness of the merger to the members of Skibo MHC;

          o    Industry and economic conditions;

          o The general structure of the transaction and the compatibility of management and business philosophy;

          o The greater resources and expanded branch network that Northwest Bancorp, through its subsidiaries, will have after the merger;

          o Depositors of First Carnegie will have the same rights in Northwest MHC as other depositors of Northwest Savings Bank;

          o In the event of a stock offering transaction by Northwest MHC, depositors of First Carnegie will retain their subscription rights as of the date of their original deposit at First Carnegie;

          o To the extent permitted by regulatory authorities, any borrower members of Skibo MHC as of the merger effective date, whose borrowings remain outstanding as of the date established to determine depositors eligible to vote on any mutual-to-stock conversion of Northwest MHC, will be given subscription rights in any conversion of Northwest MHC to stock form that occurs prior to any merger of First Carnegie with and into Northwest Savings Bank;

          o The results of our due diligence investigation of Northwest, including the likelihood of receiving the requisite regulatory approvals in a timely manner;

          o The ability of Northwest, after the merger, to compete in relevant banking and non-banking markets; and

          o    Our strategic alternatives to the merger, including the continued
               operation  of  First   Carnegie  as  an   independent   financial
               institution.

         In making its determination, our board of directors did not ascribe any relative or specific weights to the factors which it considered. The foregoing discussion of the factors considered by our board of directors is not intended to be exhaustive, but it does include the material factors considered by our board.

         Our board of directors believes that the merger is in the best interests of Skibo Financial and our stockholders. Accordingly, our board of directors unanimously recommends that our stockholders vote "FOR" the approval of the merger agreement.

Opinion of Financial Advisor

         Skibo Financial retained FinPro, a financial consulting firm, on the basis of its experience, to render a written opinion to us and our stockholders as to the fairness, from a financial point of view, of the per share price to be paid for each outstanding minority share of Skibo Financial common stock, and that the treatment of First Carnegie depositors is equitable, as set forth in the merger agreement. Skibo Financial placed no limitations on FinPro with respect to the investigation made, or procedures followed by FinPro in rendering its opinion.

         FinPro has been in the business of consulting for the bank and thrift industry for 14 years including the appraisal and valuation of bank and thrift institutions and their securities in connection with mergers, acquisitions and other securities transactions. FinPro has knowledge of, and experience with, the Mid Atlantic bank and thrift market and financial organizations operating in that market. In addition, FinPro is experienced in the area of remutualizations. We selected FinPro as a result of this experience. FinPro reviewed the negotiated terms of the merger agreement.

         On September 11, 2003, in connection with its consideration of the merger agreement, FinPro issued an opinion to the Board of Directors of Skibo Financial that the proposed per share merger consideration to the minority stockholders of $17.00, as provided in the merger agreement, is fair from a financial point of view, to Skibo Financial, and its minority stockholders and that the proposed merger agreement is equitable to the depositors of First Carnegie. A copy of the opinion as updated to the date hereof, is attached as Appendix B to this proxy statement and should be read in its entirety by Skibo Financial stockholders. FinPro's written opinion does not constitute an endorsement of the merger or a recommendation to any stockholder as to how such stockholder should vote at the special meeting.

         In connection with issuing the opinion, FinPro reviewed the following material: (i) the merger agreement and the exhibits thereto; (ii) changes in the market for bank and thrift stocks; (iii) the performance of Skibo Financial's common stock; (iv) trends and changes in the financial condition of Skibo Financial and

Northwest Bancorp; (v) the most recent annual report to shareholders of Skibo Financial and Northwest Bancorp; (vi) the quarterly reports on Form 10-QSB of Skibo Financial for the quarter ended June 30, 2003 and the Form 10-Q of Northwest Bancorp for the quarter ended June 30, 2003; (vii) quarterly regulatory reports of Northwest Savings Bank and First Carnegie Deposit; and
(viii) the most recent audit letter to Skibo Financial and Northwest Bancorp.

         In addition, FinPro discussed with the management of Skibo Financial its operating performance and future prospects, primarily with respect to the current level of Skibo Financial's earnings and future expected operating results, giving weight to FinPro's assessment of the future of the thrift industry, the mutual holding company market and Skibo Financial's performance within the industry. FinPro compared the results of operation of Skibo Financial with the results of operation of all publicly-traded thrift mutual holding companies and a selected Comparable Trading Group.

         The selected Comparable Trading Group was comprised of liquidly-traded Mid-Atlantic mutual holding companies with assets between $50 million and $500 million. Any institution involved in a remutualization or second-step conversion was eliminated from the Comparable Trading Group.

                                              For the Last Twelve Months
                                              --------------------------
                                                                      All Mutual
                                                                         Holding
                                                      Comparable        Companies
                                            Skibo    Trading Group -   Nationally -
                                          Financial      Median           Median
                                          ---------      ------           ------
Dividends:
Current Dividend Yield (%)...............    3.57         2.36            2.35
LTM Dividend Payout Ratio(%).............      NM        73.33           72.00

Market Pricing at September 9, 2003

Price to LTM EPS (x).....................  168.25        41.92           34.11
Price to LTM Core EPS (x)................  168.25        40.22           34.21
Price to Book Value (%)..................  180.43       207.27          209.30
Price to Tangible Book Value (%).........  180.43       224.75          228.44


----------------
Sources:  SNL Securities's market data and FinPro calculations.

         The selected Comparable Trading Group is composed of: BCSB Bankcorp, Inc., Gouverneur Bancorp Inc., Greater Delaware Valley Savings Bank, Greene County Bancorp, Inc., Oneida Financial Corp, Pathfinder Bancorp, Inc., and Rome Bancorp, Inc.

         FinPro analyzed the aggregate merger consideration on a cash equivalent fair market value basis using the standard evaluation techniques (as discussed below) including, but not limited to, comparable sales multiples and the net present value of dividends and terminal value based on certain assumptions of projected growth, earnings and dividends.

         Market Value. Market value is generally defined as the price, established on an "arms-length" basis, at which knowledgeable, unrelated buyers and sellers would agree to transfer shares. The market value is frequently used to determine the price of a minority block of stock when both the quantity and the quality of the "comparable" data are deemed sufficient. However, the relative thinness of the specific market for the stock of the thrift institution being appraised may result in the need to review alternative markets for comparative pricing purposes. The "hypothetical" market value for a small thrift with a thin market for its stock is normally determined by comparison to the median price to earnings, price to equity and dividend yield of local or regional publicly-traded thrift institutions, adjusting for significant differences in financial performance criteria and for any lack of marketability or liquidity. The market value in connection with the evaluation of the sale of control of a thrift is determined by the previous sales of thrifts. In valuing a business enterprise, when sufficient comparable trade data is available, the market value deserves similar emphasis as the investment value as discussed below.

         FinPro maintains a database containing files concerning the prices paid for thrift institutions nationwide. The database includes transactions involving Pennsylvania thrift institutions and thrift institutions in the Mid-Atlantic region of the United States. The database provides comparable pricing and financial performance data for thrift institutions sold or acquired. Organized by different peer groups, the data presents averages of financial performance and purchase price levels, thereby facilitating a valid comparative purchase price analysis. In analyzing the transaction value of Skibo Financial, FinPro has considered the market approach and has evaluated price to earnings, price to equity, price to tangible equity and franchise premium to core deposits for recently announced remutualization transactions.

         During FinPro's analysis of recent remutualization multiples in relationship to the proposed transaction, FinPro placed a heavy reliance on the remutualization multiples with less emphasis on fully converted thrift acquisition multiples. The remutualization group was composed of institutions that announced sales between February 15, 2000 and September 11, 2003. The following table illustrates the maximum, minimum and median multiples calculated on a generally accepted accounting principles in the United States basis of these remutualization transactions.

                                                                              Franchise
                                     Price      Price to     Price to LTM     Premium to
GAAP Basis                         to Book   Tangible Book   EPS Earnings     Core Deposits
----------                         -------   -------------   ------------     -------------
Maximum..........................  334.60%     356.71%          62.08x           49.68%
Minimum..........................  140.92%     140.92%          36.11x           14.61%
Median...........................  253.27%     253.27%          50.00x           23.66%
Skibo Financial Acquisition
  Multiples......................  227.88%     227.88%         212.50x           43.24%

------------------
Sources:  SNL Securities data, Skibo Financial's data and FinPro calculations.
Note:  The per share data utilized was as of June 30, 2003.

         FinPro also analyzed the pricing multiples of the same remutualization group on a minority basis, relative to the Skibo Financial acquisition multiples.

                                                                                       Franchise
                                            Price      Price to      Price to LTM     Premium to
Minority Basis                             to Book   Tangible Book   EPS Earnings    Core Deposits
--------------                             -------   -------------   ------------    -------------
Maximum...............................     131.71%      140.45%          27.76x          7.83%
Minimum...............................      59.98%       59.98%          13.02x        (15.75)%
Median................................     101.53%      101.53%          20.78x          0.21%
Skibo Financial Acquisition
  Multiples...........................      90.27%       90.27%          79.21x         (3.29)%

-----------------
Sources:  SNL Securities data, Skibo Financial data and FinPro calculations.

Note: The per share data utilized was as of June 30, 2003. (Although the minority basis data in the above table does not conform with generally accepted accounting principles in the United States, FinPro deems this information relevant due to the mutual holding company structure of Skibo Financial.)

         Investment Value. The investment value is sometimes referred to as the income value or earnings value. One investment value method frequently used estimates the present value of an enterprise's future earnings or cash flow. Another popular investment value method is to determine the level of current annual benefits (earnings, cash flow, dividends, etc.), and then capitalize one or more of the benefit types using an appropriate capitalization rate such as an earnings or dividend yield. Yet another method of calculating investment value is a cash flow analysis of the ability of a thrift to service acquisition debt obligations (at a certain price level) while providing sufficient earnings for reasonable dividends and capital adequacy requirements. In connection with the cash flow analysis, the return on investment that would accrue to a prospective buyer at the transaction value is calculated. The investment value method, which was analyzed in connection with this transaction, was the net present value of dividends stream and terminal value, which is discussed below.

         The investment value of any banking institution's or its holding company's stock is an estimate of present value of the future benefits, usually earnings, cash flow or dividends, which will accrue to the stock. FinPro calculated a net present value of dividend stream and terminal value through 2006. It was assumed that Skibo Financial would undertake a second-step conversion, closing at the assumed super maximum of the range, which would result in a $14.73 per share exchange value to existing minority stockholders. The annual income growth rate for years 2004 to 2006 was assumed at 12%. To manage capital after the second- step conversion, it was assumed that Skibo Financial would maintain a $0.17 per share quarter dividend based on the fully converted shares and would repurchase shares. The terminal value was approximated using an acquisition price to tangible book multiple of 133% which resulted in an acquisition price to earnings multiple of 32x. A discount rate of 10% was utilized.

         Based on these assumptions, FinPro's calculation of the net present value of the dividend stream and terminal value per share was $14.93. FinPro also prepared various scenarios by increasing or decreasing the net income growth, acquisition multiple for terminal value and discount rate assumptions. The value calculated reflecting downward adjustments was $11.81. The value calculated by reflecting upward adjustments was $18.00. FinPro's computations were based on an analysis of the thrift industry, the economic and competitive situations currently existing in Skibo Financial's market area and its current financial condition.

         Conclusion. When the market value and investment value methods are subjectively weighed, using the appraiser's experience and judgment, it is FinPro's opinion that the proposed merger consideration is fair from a financial point of view to the holders of Skibo Financial's minority shares. Additionally, it is FinPro's opinion that the treatment of the depositors in the proposed merger is equitable.

         In rendering its opinion, FinPro did not independently verify the asset quality and financial condition of Skibo Financial or Northwest Bancorp, but instead relied upon the data provided by or on behalf of Skibo Financial and Northwest Bancorp to be true and accurate in all material respects.

         FinPro acted as Skibo Financial's financial advisor in connection with the merger and will receive a fee equal to 1.10% of the aggregate deal value, or approximately $250,000, a significant portion of which is contingent upon consummation of the merger. In addition, FinPro will be reimbursed for reasonable expenses related to the merger and Skibo Financial has indemnified FinPro in connection with any matter related to the merger. As of the record date, FinPro has been paid $70,000.

Interests of Certain Persons in the Merger and Related Transactions

         General. Some members of our management and board of directors may have interests in the merger and related transactions that are in addition to or different from the interests of our stockholders. Our board of directors was aware of these interests and considered them in approving the merger agreement and the transactions contemplated by it. Included below is a summary of some of the benefit plans under which officers or directors participate, and under which benefits will be paid in accordance with the merger agreement.

          Termination of Employment Agreements with Walter G. Kelly and Carol A. Gilbert. Pursuant to the merger agreement, Walter G. Kelly, our President and Chief Executive Officer, and Carol A. Gilbert, our Chief Financial and Chief Operating Officer, executed termination and release agreements to their existing employment agreements with Skibo which provide that the employment agreements will terminate on the date of the merger, and in lieu of any payments under the employment agreements, Mr. Kelly and Ms. Gilbert will be entitled to receive payments of approximately $690,000 and $335,000, respectively, subject to reduction to the extent that such amounts, combined with any other payments to the individuals, would constitute excess parachute payments under the Internal Revenue Code of 1986, as amended. The termination and release agreements also provide that from the effective date of the merger through June 30, 2005, Northwest will retain Mr. Kelly as managing officer of First Carnegie and Ms. Gilbert as Chief Financial Officer of First Carnegie. During that period, Mr. Kelly shall be paid $14,392 per month and Ms. Gilbert shall be paid her current base salary of $7,637 per month.

          Consulting Agreements. After June 30, 2005, Mr. Kelly will be retained as a consultant to Northwest for a period of fifteen months at his current rate of pay. Similarly, after June 30, 2005, Ms. Gilbert will be retained as a consultant for twelve months at her current rate of pay. Mr. Kelly and Ms. Gilbert will continue to receive medical and dental benefits while serving as consultants for Northwest. For as long as Mr. Kelly performs services as an employee or consultant of Northwest, he shall have continued use of an automobile provided by First Carnegie and at the expiration of such term he will be permitted to purchase such automobile at its then fair market value. Northwest Savings Bank may terminate Mr. Kelly's and/or Ms. Gilbert's engagement as a consultant at any time for any reason (or for no reason) by written notification. If termination occurs without cause, the individual will receive his or her monthly fee payable through the end of his or her respective term.

          Stock Option Plan. The merger agreement provides that the Stock Option Plan will be terminated as of the effective date of the merger. At the effective date of the merger, each Skibo Financial option which is unexercised and outstanding, whether or not vested, will be terminated and converted into the right to receive cash in an amount equal to the difference between $17.00 and the option exercise price, multiplied by the number of shares of Skibo Financial common stock subject to the option.

         The following table reflects the number of options held by each director and executive officer and the payment that each will receive in exchange for their options.

                                                              Total Payment for
Name                             Number of Options                 Options
----                             -----------------                 -------
John C. Burne                        10,867                         $110,517
Walter G. Kelly                      38,812                         $394,718
John T. Mendenhall, Jr.              10,867                         $110,517
Renaloy J. Senules                   10,867                         $110,517
Carol A. Gilbert                     20,460                         $208,078

          Supplemental Executive Retirement Plan. First Carnegie has adopted an unfunded supplemental executive retirement plan for the benefit of Walter G. Kelly and Carol A. Gilbert. The merger agreement provides that the SERP will be terminated as of the effective date of the merger. Upon the effective date of the merger, Mr. Kelly and Ms. Gilbert will receive a lump sum payment of approximately $1,869,242, and $942,803, respectively. Upon receipt of payment of benefits, the participant will recognize taxable ordinary income in the amount of such payments received and First Carnegie will be entitled to recognize a tax-deductible compensation expense at that time for tax return purposes.

          Employee Stock Ownership Plan. The merger agreement provides that the First Carnegie Employee Stock Ownership Plan will be terminated at or prior to the merger effective date. The employee stock ownership plan has applied for a favorable determination letter from the Internal Revenue Service on its termination. It is the intention of First Carnegie to distribute the assets of the employee stock ownership plan as soon as administratively feasible after a favorable determination letter from the IRS. In accordance with the terms of the employee stock ownership plan, all participants are fully vested and have a nonforfeitable interest in their accounts under the employee stock ownership plan.

         Continuing Directors; First Carnegie Advisory Board. All directors of First Carnegie as of the merger effective date shall continue as directors of First Carnegie following the merger effective date ("Continuing Directors") until June 30, 2005 at the current rate of compensation. As of July 1, 2005, Northwest shall establish a First Carnegie Advisory Board of Directors (the "Skibo Advisory Board") to be appointed annually, comprising the Continuing Directors and any other person designated by Northwest Bancorp. Subject to the exercise of fiduciary duties of the Northwest Directors, such Skibo Advisory Board will be maintained until December 31, 2006. The Advisory Board shall meet no less than quarterly and each Advisory Board member who was a Continuing Director shall receive a fee as an advisory director of $1,800 per month for such service. Continuing Directors who are also employees of First Carnegie shall be compensated as employees and shall not receive separate compensation for service as a director of First Carnegie or a member of the Advisory Board during such time as they continue to be compensated as an employee of First Carnegie or Northwest.

          Indemnification and Continuance of Director and Officer Liability Insurance Coverage. For a period of six years from the merger effective date, Northwest Bancorp has agreed to indemnify the present and former directors and officers of Skibo against all losses, claims, damages, costs, expenses, liabilities, judgments, or amounts paid in settlement or in connection with any claim, action, suit, proceeding or investigation arising out of matters existing or occurring at or prior to the effective date of the merger in which an indemnified party is, or is threatened to be made, a party or a witness arising out of the fact that such person is or was a director or officer of Skibo, regardless of whether such claim is asserted or claimed prior to, at or after the closing date to the fullest extent to which directors and officers of Skibo are entitled under Federal law, or Skibo's charters and bylaws.

         Northwest has also agreed to maintain a policy of directors' and officers' liability insurance coverage for the benefit of Skibo's directors and officers for three years following the consummation of the merger, subject to certain limitations on the amount of premiums paid.

         Other Employee Benefit Matters. The merger agreement also provides for the following regarding other employee benefit plans and arrangements of Skibo:

          o Skibo's defined benefit plan will be terminated and the benefits paid to the participants in such plan;

          o Northwest may elect to maintain separate benefit plans for the benefit of Skibo or may terminate or freeze such plans after the effectiveness of the merger (other than the ESOP, the supplemental executive retirement plan and the defined benefit plan);

          o If Northwest opts to terminate or freeze other such plans, employees of Skibo who are participants in such plans and who continue employment with Northwest will receive credit for their service with Skibo for purposes of determining eligibility and vesting but not for benefit accrual under Northwest's plans, other than Northwest's employee stock ownership plan, the post-retirement health provisions of the health care plan and the holiday bonus plan;

          o Prior service credit will also be given for purposes of satisfying any waiting periods, actively-at-work requirements and insurability requirements under Northwest's health, disability and life insurance policies if Northwest opts to terminate Skibo's plans; and

          o Any Skibo employee whose employment is terminated involuntarily (other than for cause) within 12 months following the merger effective date will be entitled to a lump sum severance payment from Northwest or First Carnegie equal to two weeks pay for each full year of employment with First Carnegie with a minimum of four weeks and a maximum of 26 weeks severance to be received.

Conditions of the Merger

         Completion of the merger is subject to the satisfaction or waiver of a number of conditions specified in the merger agreement.

         Each  of  the  parties'   obligations   is  subject  to  the  following
conditions:

          o All corporate action required to be taken by th other party to execute and deliver the merger agreement and perform its obligations must have been taken and each party must provide evidence of this to the other party;

          o The other party must have performed its obligations under the merger agreement in all material respects;

          o The representations and warranties made by the other party in the merger agreement which are qualified as to materiality must be true an correct as of the closing date and all other representations and warranties must be true and correct in all material respects as of the closing date;

          o All required regulatory approvals must have bee received and all waiting periods expired;

          o There must not be any injunction, order or decree enjoining or prohibiting the merger; and

          o Each party must provide the other with officer' certificates evidencing its compliance with all conditions.

         Skibo's obligation to close the merger is also subject to the following additional conditions:

          o The stockholders of Skibo Financial must have approved the merger agreement and, if required by the regulatory authorities, the members of Skibo MHC must have approved the merger agreement;

          o Prior to the mailing of the proxy statement, Skibo must have received an updated fairness opinion from its financial advisor;

          o    Northwest   must  have  executed  the   termination   an  release
               agreements and consulting agreements with Walter G. Kelly and Carol A. Gilbert; and

          o Northwest must have received a tax opinion from its counsel or accountants to the effect that the merger consideration to be received by Skib Financial stockholders will not be taxed as a dividend but will be taxed as an exchange in accordance with the Internal Revenue Code.

         Northwest's obligation to close the merger is also subject to the following additional conditions:

          o The approvals of the regulatory authorities required to complete the merger must not contai any adverse condition adversely affecting in a material respect the economic benefit it reasonably expects to obtain as a result of the merger;

          o Since March 31, 2002, there shall not have occurred any "material adverse effect" (as such term is defined in the merger agreement) with respect to Skibo Financial and First Carnegie;

          o Walter G. Kelly and Carol A. Gilbert shall have executed the Termination and Release Agreements and consulting agreements; and

          o On or prior to the closing date, Skibo Financia shall have deposited sufficient funds with the exchange agent to pay the aggregate merger consideration to be paid to stockholders of Skibo Financial.

Federal Income Tax Consequences of the Merger to You

         The following discussion is a general summary of the material United States federal income tax consequences of the merger. This discussion is based upon the Internal Revenue Code of 1986, as amended, final and temporary regulations  promulgated  by the United  States  Treasury  Department,  judicial authorities and current rulings and administrative practice of the Internal Revenue Service, as currently in effect, all of which are subject to change at any time, possibly with retroactive effect. This discussion assumes that Skibo Financial common stock is held as a capital asset by each holder and does not address all aspects of federal income taxation that might be relevant to particular holders of Skibo Financial common stock in light of their status or personal investment circumstances, such as foreign persons, dealers in securities, regulated investment companies, life insurance companies, other financial institutions, tax-exempt organizations, pass-through entities, taxpayers who hold Skibo Financial common stock as part of a "straddle," "hedge" or "conversion transaction" or who have a "functional currency" other than United States dollars or individual persons who have received Skibo Financial common stock as compensation or otherwise in connection with the performance of services.
Further, this discussion does not address state, local or foreign tax consequences of the merger.

         The exchange of our common stock for cash pursuant to the terms of the merger agreement will be a taxable transaction for federal income tax purposes under the Internal Revenue Code, and may also be a taxable transaction under state, local and other tax laws. A stockholder of Skibo Financial will recognize gain or loss equal to the difference between the amount of cash received by the stockholder pursuant to the merger and the tax basis in the Skibo Financial common stock exchanged by such stockholder pursuant to the merger.

         Gain or loss recognized by the stockholder exchanging his or her Skibo Financial common stock pursuant to the merger will be capital gain or loss if such Skibo Financial common stock is a capital asset in the hands of the stockholder. If the Skibo Financial common stock has been held for more than one year, the gain or loss will be long-term. Capital gains recognized by an exchanging individual stockholder generally will be subject to federal income tax at capital gain rates applicable to the stockholder (up to a maximum of 35% for short-term capital gains and 15% for long-term capital gains), and capital gains recognized by an exchanging corporate stockholder generally will be subject to federal income tax at a maximum rate of 35%.

         A holder of Skibo Financial common stock may be subject to backup withholding at the rate of 28% with respect to payments of cash consideration received pursuant to the merger, unless the holder (a) provides a correct taypayer identification number, or TIN, in the manner required or (b) is a corporation or other exempt recipient and, when required, demonstrates this fact. To prevent the possibility of backup federal income tax withholding, each holder must provide the disbursing agent with his, her or its correct TIN by completing a Form W-9 or Substitute Form W-9. A holder of Skibo Financial common stock who does not provide the disbursing agent with his, her or its correct TIN may be subject to penalties imposed by the Internal Revenue Service, as well as backup withholding. Any amount withheld will be creditable against the holder's federal income tax liability. Skibo Financial (or its agent) will report to the holders of Skibo Financial common stock and the Internal Revenue Service the amount of any "reportable payments," as defined in Section 3406 of the Internal Revenue Code, and the amount of tax, if any, withheld with respect thereto.

         Neither Skibo nor Northwest has requested or will request a ruling from the Internal Revenue Service as to any of the tax effects to Skibo Financial stockholders of the transactions discussed in this proxy statement, and no opinion of counsel has been or will be rendered to Skibo Financial stockholders with respect to any of the tax effects of the merger to stockholders. It is a condition to our obligation to close, however, that Northwest shall have received the favorable opinion of KPMG LLP or Luse Gorman Pomerenk & Schick, P.C., dated as of the merger effective date, substantially to the effect that the merger consideration paid by First Carnegie to Skibo Financial stockholders shall not be taxed to the Skibo Financial stockholders as a dividend but instead will be taxed as an exchange as described above.

         The federal income tax discussion set forth above is based upon current law and is intended for general information only. You are urged to consult your tax advisor concerning the specific tax consequences of the merger to you, including the applicability and effect of state, local or other tax laws and of any proposed changes in those tax laws and the Internal Revenue Code. We also note that any stock held in an individual retirement account or other tax-deferred account may not be subject to immediate taxation upon receipt of the cash consideration in the merger.

Accounting Treatment of the Merger

         The merger will be accounted for under both the purchase and the pooling-of-interests accounting methods. That is, the purchase of the minority interest will be accounted for using the purchase method where the minority owners' interest in the assets and liabilities are recorded at fair market value. The total cost of the minority shares, at $17.00 per share, will be compared to the fair value of the net assets and the excess will be recorded as goodwill. The acquisition of the majority interest owned by Skibo MHC will be recorded at historic cost under the pooling-of-interests method of accounting.

Effective Time

         The merger will become effective on the date that articles of combinations are endorsed by the OTS, or such later date or time as may be indicated in the endorsement of the articles of combination. Skibo and Northwest have agreed to cause the effective date to occur no later than 15 days after the last of the conditions to the consummation of the merger have been satisfied or waived, including the expiration of any applicable waiting periods. We expect the merger to close by June 30, 2004. However, it is possible that factors outside of the control of the parties could prevent us from completing the transaction by that date.

         We cannot assure you that the necessary approvals of the merger will be obtained or that other conditions to consummation of the merger can or will be satisfied. If the merger is not completed by August 1, 2004, both Skibo and Northwest have the right to terminate the merger agreement, unless the failure to close is due to a breach of the party seeking to terminate.

Procedures for Surrendering your Certificates

         On or prior to the merger effective date, Skibo Financial will deposit with the exchange agent an amount of cash equal to the aggregate merger consideration. The exchange agent will act as paying agent for the benefit of the holders of certificates of Skibo Financial common stock in exchange for the merger consideration. Each holder of Skibo Financial common stock who surrenders his or her Skibo Financial shares to the exchange agent will be entitled to receive a cash payment of $17.00 per share of Skibo Financial common stock upon acceptance of the shares by the exchange agent.

         No later than five business days after the merger effective date, a letter of transmittal will be mailed by the exchange agent to Skibo Financial stockholders. The letter of transmittal will contain instructions for surrendering your certificates of Skibo Financial common stock.

         YOU SHOULD NOT RETURN YOUR SKIBO  FINANCIAL  COMMON STOCK  CERTIFICATES
                    ---
WITH THE ENCLOSED PROXY, AND YOU SHOULD NOT SEND YOUR STOCK CERTIFICATES TO THE EXCHANGE AGENT UNTIL YOU RECEIVE THE LETTER OF TRANSMITTAL.

         If a certificate for Skibo Financial common stock has been lost, stolen or destroyed, the exchange agent is not obligated to deliver payment until the holder of the shares delivers:

          o An appropriate affidavit by the person claiming the loss, theft or destruction of his or her certificate,

          o    an indemnity agreement, and

          o    if required by Northwest, a bond.

         Twelve months following the merger effective date, the exchange agent will deliver to Northwest Bancorp all cash, certificates, and other documents in its possession. Thereafter, the payment obligation for any certificate representing Skibo Financial common stock which has not been satisfied will become the responsibility of Northwest.

         If certificates for Skibo Financial common stock are not surrendered prior to the date on which such payments would otherwise escheat to or become the property of any governmental agency, the unclaimed amounts will become the property of Northwest to the extent permitted by applicable law, free and clear of all claims or interest of any person previously entitled to such property. None of Northwest, Skibo, the exchange agent or any other party to the merger will be liable to any former holder of Skibo Financial common stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

Regulatory Approvals

         In addition to the approval of the merger agreement by our stockholders, completion of the merger and the transactions contemplated by the merger agreement are subject to the prior approval of the OTS. In determining whether to approve the merger transaction, the OTS must consider, among other factors, the financial and managerial resources and future prospects of the existing and resulting institutions, and the convenience and needs of the communities to be served. In addition, the OTS may not approve a transaction if it will result in a monopoly or otherwise be anti-competitive.

         Under the Community Reinvestment Act of 1977, the OTS must take into account the record of performance of First Carnegie and Northwest Savings Bank in meeting the credit needs of the entire community, including low- and moderate-income neighborhoods, served by each institution. First Carnegie and Northwest Savings Bank received a "satisfactory" rating during their last Community Reinvestment Act examinations.

         Northwest filed its application with the OTS on or about November__, 2003, and the OTS deemed the application complete on _______________, 2003. From the date the application is deemed complete, the OTS has 60 calendar days, or until _______________, 2004, to review the application. By the end of this period, the OTS must approve or disapprove the application. This 60-day period may be extended by the OTS under particular circumstances.

         In addition, a period of up to 15 days must expire following approval by the OTS, within which period the United States Department of Justice may file objections to the merger under the federal antitrust laws. Although we believe that the likelihood of such action by the Department of Justice is remote in this merger, there can be no assurance that the Department of Justice will not initiate such proceeding. If such proceeding is instituted or challenge is made, we cannot ensure a favorable result.

         We are not aware of any other regulatory approvals required for completion of the merger, except as described above. Should any other approvals be required, it is presently contemplated that such approvals would be sought. There can be no assurance that any other approvals, if required, will be obtained.

         The approval of any application merely implies the satisfaction of regulatory criteria for approval, which does not include review of the merger from the standpoint of the adequacy of the consideration to be received by Skibo Financial stockholders. Furthermore, regulatory approvals do not constitute an endorsement or recommendation of the merger.

Time Period for Completing the Merger

         If the merger is not consummated on or before August 1, 2004, the merger agreement may be terminated by either Northwest or Skibo Financial.

Other Provisions of the Merger Agreement

         Although the completion of the merger requires stockholder approval, many provisions of the merger agreement became effective immediately upon its signing. Your vote was not required to make these provisions binding obligations of Skibo Financial and Northwest.

         Representations and Warranties. Each party has made representations and warranties to the other party with respect to various matters, including its financial statements, capital structure, business, loans, investments, regulatory filings and benefit plans. These representations and warranties must be true and correct upon both signing of the merger agreement and the completion of the merger. A party can terminate the merger agreement if the other party's representations and warranties are not true and correct in all material respects. If the merger is completed, or if the merger agreement is terminated for some unrelated reason, the representations and warranties become void. You can find details of these obligations in Articles III and IV of the merger agreement.

         Cooperation and Conduct of Business. Each party has agreed to cooperate in completing the merger and to avoid extraordinary transactions between the signing of the merger agreement and the completion of the merger. In addition, we have agreed not to solicit or encourage a competing transaction to acquire us. However, we can furnish information to or negotiate with someone who makes an unsolicited written bona fide proposal if, among other things, the board of directors, after consultation with independent legal counsel, determines in good faith that such action is necessary to comply with its fiduciary duties. These provisions become void if the merger is completed. These provisions also become void if the merger agreement is terminated, except for those related to confidentiality and shared expenses. You can find details of these obligations in Article V of the merger agreement.

         Waiver and Amendment. The merger agreement allows either Skibo or Northwest to extend the time for the performance of any obligation by the other party, to waive (to the extent permitted by law) any condition or obligation of the other party, and to amend the merger agreement. The parties have previously waived the time period set forth in the merger agreement for First Carnegie to prepare and file preliminary proxy material with the SEC.

         Termination. The merger agreement may be terminated under any of the following circumstances:

          o The merger agreement may be terminated by the mutual consent of Skibo Financial and Northwest. The merger agreement may be terminated by either Skibo Financial, Skibo MHC or Northwest if:

          o A material breach by or failure to perform on the part of a party of any representation, warranty, covenant or agreement contained in the merger agreement has occurred and cannot be or has not been cured within 30 days after the giving of written notice of such breach by the other party;

          o The merger is not completed by August 1, 2004, provided however, that the right to terminate the merger agreement will not be available to any party whose breach of any obligation under the merger agreement has been the cause of or resulted in the failure of the merger to occur on or before August 1, 2004 provided that the parties may extend the deadline by 120 days;

          o Any party has been informed by a regulatory authority whose approval or consent has been requested that the approval or consent is denied, or is granted subject to any change that adversely affects in a material respect the economic benefit that either party reasonably expects to receive in the transactions;

          o The approval of the stockholders of Skibo Financial or, if required, the members of Skibo MHC is not obtained at a duly held meeting of stockholders or members.

         The merger agreement may be terminated by Northwest:

          o If the boards of directors of Skibo Financial or Skibo MHC withdraw their recommendation to approve the merger agreement, fail to make such recommendation or modify their recommendation in a manner adverse to Northwest, as set forth in the merger agreement, or Skibo Financial enters into an agreement to be acquired by, or merge or combine with, a third party in connection with a superior proposal.

         The merger agreement may be terminated by Skibo Financial or Skibo MHC upon two days' notice to Northwest:

          o If our boards of directors determine, after consultation with our advisors, that it is their fiduciary duty to accept a superior proposal (as defined in the merger agreement).

         You can find details of the termination provisions in Article VII of the merger agreement.

         Termination Fee. If the merger agreement is terminated due to either of the immediately preceding two reasons, Skibo Financial will, within five business days after written demand by Northwest, make a cash payment of $1.2 million to Northwest to reimburse Northwest for incurring the costs and expenses related to entering into the merger agreement and consummating the transactions contemplated by the merger agreement.

Voting Agreements

         Concurrently with or following the execution of the merger agreement, each director and executive officer of Skibo (collectively the "Stockholders") separately entered into voting agreements under which the Stockholders: (1) agreed to restrict their ability to transfer or dispose of their shares of Skibo Financial's common stock; (2) agreed to vote their shares of common stock of Skibo Financial to approve the merger agreement; and (3) agreed to vote all votes over which they have power at any meeting of members of Skibo MHC in favor of approval of the merger agreement. The Stockholders agreed to enter into the voting agreements as an indication of their support for the merger agreement and the transactions contemplated by it and their willingness to vote their shares of Skibo Financial common stock in favor of the merger agreement at the special meeting. The voting agreements terminate automatically upon the termination of the merger agreement.

No Dissenters' Rights

         Federal law does not grant dissenters' rights to the stockholders of Skibo Financial in connection with the merger.

                      MARKET FOR COMMON STOCK AND DIVIDENDS

         The Skibo Financial common stock currently is traded on the Nasdaq Stock Market Inc.'s SmallCap Market under the symbol "SKBO."

         As of the record date, there were 3,153,344 shares of Skibo Financial common stock outstanding, including 1,897,500 shares held by Skibo MHC which were held by approximately 276 holders of record. Such numbers of stockholders do not reflect the number of individuals or institutional investors holding stock in nominee name through banks, brokerage firms and others.

         The following table sets forth during the periods indicated the high and low sales prices of the Skibo Financial common stock as reported on the Nasdaq Stock Market Inc.'s SmallCap Market and the dividends declared per share of Skibo Financial common stock.

                                     Market Price
                              --------------------------
                                                             Dividends
                                                             Declared
March 31, 2004                  High             Low         Per Share($)
--------------                  ----             ---         ------------
First Quarter                  15.10            13.08              -
Second Quarter                 17.91            12.00           0.25
Third Quarter                      -                -              -

March 31, 2003
--------------
First Quarter                  14.50            11.88           0.42
Second Quarter                 13.50            11.61           0.26
Third Quarter                  14.00            12.00           0.52
Fourth Quarter                 15.50            13.46           0.12

March 31, 2002
--------------
First Quarter                   8.70             7.20           0.32
Second Quarter                 13.50             8.75           0.12
Third Quarter                  11.50            10.35           0.32
Fourth Quarter                 13.30            10.50           0.12

         On September 10, 2003, the most recent trading day prior to the announcement of the execution of the merger agreement, the closing per share sale price of the Skibo Financial common stock was $13.46 and on ______, 2003, the last trading day before the printing of this proxy statement, the closing per share sale price of the Skibo Financial common stock was $______.

         Pursuant to the merger agreement, Skibo Financial may pay a quarterly dividend of $0.12 per share not to exceed Skibo Financial's net income. Skibo Financial may not declare or pay a cash dividend on any of its stock if the effect thereof would cause First Carnegie's regulatory capital to be reduced below (1) the amount required for the liquidation account established in connection with Skibo's reorganization from mutual to stock form, or (2) the regulatory capital requirements imposed by the Office of Thrift Supervision.

                SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

         For the next Annual Meeting, which will only be held if the merger is not consummated prior thereto, all business to be submitted by stockholders shall be stated in writing and filed with the Secretary of Skibo Financial no later than five days prior to that Annual Meeting.

         In order to be eligible for inclusion in Skibo Financial's next annual proxy materials relating to the next Annual Meeting of Stockholders held, any stockholder proposal to take action at such meeting must be received by Skibo Financial at 242 East Main Street, Carnegie, Pennsylvania 15106, no later than ____________. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                         CAUTIONARY STATEMENT CONCERNING
                           FORWARD-LOOKING STATEMENTS

         This proxy statement contains forward-looking statements and information with respect to the financial condition, results of operations, plans, objectives, future performance, business and other matters relating to Skibo Financial or the merger that are based on the beliefs of, as well as assumptions made by and information currently available to, Skibo Financial's management. When used in this proxy statement, the words "anticipate," "believe," "estimate," "expect" and "intend" and words or phrases of similar import are intended to identify forward-looking statements. These statements reflect the current view of Skibo Financial with respect to future events and are subject to risks, uncertainties and assumptions that include, without limitation, the risk factors set forth in Skibo Financial's 2003 Annual Report on Form 10-KSB and other filings with the Securities and Exchange Commission, the risk that the merger will not be completed and risks associated with competitive factors, general economic conditions, geographic credit concentration, customer relations, interest rate volatility, governmental regulation and supervision, defaults in the repayment of loans, changes in volume of loan originations, and changes in industry practices. Should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described in this proxy statement as anticipated, believed, estimated, expected or intended.

                       WHERE YOU CAN FIND MORE INFORMATION

         Skibo Financial is subject to the informational requirements of the Securities Exchange Act of 1934 and files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that Skibo Financial files at the SEC's public reference room located at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms. The public filings of Skibo Financial also are available to the public from commercial document retrieval services and at the internet website maintained by the SEC at "http://www.sec.gov." You may also access our filings through the Stockholder Reports section of our website at http://www.skibofin.com.
   -----------------------

                                                                      APPENDIX A





                          AGREEMENT AND PLAN OF MERGER


                                  By and Among

                             NORTHWEST SAVINGS BANK,

                            NORTHWEST BANCORP, INC.,

                             NORTHWEST BANCORP, MHC

                                       And

                             FIRST CARNEGIE DEPOSIT,

                             SKIBO FINANCIAL CORP.,

                            SKIBO BANCSHARES, M.H.C.


                         Dated as of September 11, 2003

                                TABLE OF CONTENTS

                                    ARTICLE I
                               CERTAIN DEFINITIONS

   Section 1.01      Definitions..................................................................................2


                                   ARTICLE II
                         THE MERGER AND RELATED MATTERS

   Section 2.01      Effects of Merger; Surviving Institutions....................................................7
   Section 2.02      Conversion and Cancellation of Shares........................................................8
   Section 2.03      Exchange Procedures..........................................................................9
   Section 2.04.     Stock Options...............................................................................10
   Section 2.05.     Restricted Stock............................................................................10


                                   ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF SKIBO


   Section 3.01      Organization................................................................................11
   Section 3.02      Capitalization..............................................................................12
   Section 3.03      Authority; No Violation.....................................................................13
   Section 3.04      Consents....................................................................................14
   Section 3.05      Skibo Financial Statements..................................................................14
   Section 3.06      Taxes.......................................................................................15
   Section 3.07      No Material Adverse Effect..................................................................15
   Section 3.08      Contracts...................................................................................15
   Section 3.09      Ownership of Property; Insurance Coverage...................................................17
   Section 3.10      Legal Proceedings...........................................................................18
   Section 3.11      Compliance With Applicable Law..............................................................18
   Section 3.12      Employee Benefit Plans......................................................................19
   Section 3.13      Brokers, Finders and Financial Advisors.....................................................21
   Section 3.14      Environmental Matters.......................................................................22
   Section 3.15      Loan Portfolio..............................................................................23
   Section 3.16      Securities Documents........................................................................24
   Section 3.17      Related Party Transactions..................................................................24
   Section 3.18      Schedule of Termination Benefits............................................................24
   Section 3.19      Deposits....................................................................................25
   Section 3.20      Fairness Opinion............................................................................25
   Section 3.21      Required Vote of Stockholders...............................................................25
   Section 3.22      Derivative Transactions.....................................................................25

                                       A-i

                                   ARTICLE IV
                   REPRESENTATIONS AND WARRANTIES OF NORTHWEST

   Section 4.01      Organization................................................................................26
   Section 4.02      Authority; No Violation.....................................................................26
   Section 4.03      Consents....................................................................................27
   Section 4.04      Northwest Financial Statements..............................................................28
   Section 4.05      Material Adverse Effect.....................................................................28
   Section 4.06      Legal Proceedings...........................................................................28
   Section 4.07      Compliance With Applicable Law..............................................................28
   Section 4.08      Northwest Benefit Plans.....................................................................29
   Section 4.09      Regulatory Approvals........................................................................29
   Section 4.10      Securities Documents........................................................................30

                                    ARTICLE V
                            COVENANTS OF THE PARTIES

   Section 5.01      Conduct of the Business of Skibo............................................................30
   Section 5.02      Access; Confidentiality.....................................................................33
   Section 5.03      Regulatory Matters and Consents.............................................................34
   Section 5.04      Taking of Necessary Action..................................................................35
   Section 5.05      Certain Agreements..........................................................................36
   Section 5.06      No Other Bids and Related Matters...........................................................38
   Section 5.07      Duty to Advise; Duty to Update the Skibo Financial Schedules................................39
   Section 5.08      Conduct of Northwest's Business.............................................................39
   Section 5.09      Board and Committee Minutes.................................................................40
   Section 5.10      Undertakings by the Parties.................................................................40
   Section 5.11      Employee and Termination Benefits; Directors and Management.................................43
   Section 5.12      Duty to Advise; Duty to Update the Northwest Disclosure Schedules...........................47


                                   ARTICLE VI
                                   CONDITIONS


   Section 6.01      Conditions to Obligations of Skibo Under this Agreement.....................................48
   Section 6.02      Conditions to the Obligations of Northwest Under this Agreement.............................49

                                       A-ii

                                   ARTICLE VII
                        TERMINATION, WAIVER AND AMENDMENT


   Section 7.01      Termination.................................................................................50
   Section 7.02      Effect of Termination.......................................................................51

                                  ARTICLE VIII
                                  MISCELLANEOUS

   Section 8.01      Expenses....................................................................................52
   Section 8.02      Non-Survival of Representations and Warranties..............................................52
   Section 8.03      Amendment, Extension and Waiver.............................................................52
   Section 8.04      Entire Agreement............................................................................53
   Section 8.05      No Assignment...............................................................................53
   Section 8.06      Notices.....................................................................................53
   Section 8.07      Captions....................................................................................54
   Section 8.08      Counterparts................................................................................54
   Section 8.09      Severability................................................................................54
   Section 8.10      Governing Law...............................................................................54
   Section 8.11      Specific Performance........................................................................55

Exhibit A         Form of Merger Agreement Relating to the MHC Merger
Exhibit B         Form of Merger Agreement Relating to the Mid-Tier Merger
Exhibit C         Form of Skibo Voting Agreement


                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (this Agreement"), dated as of September 11, 2003, is by and among (i) Northwest Savings Bank, a Pennsylvania savings bank ("Northwest Bank"), Northwest Bancorp, Inc., a Federal corporation ("Northwest Bancorp"), Northwest Bancorp, MHC, a Federal mutual holding company ("Northwest MHC"), and First Carnegie Deposit, a Federal savings association ("First Carnegie"), Skibo Financial Corp., a Federal corporation ("Skibo Financial"), and Skibo Bancshares, M.H.C., a Federal mutual holding company ("Skibo MHC"). Each of Northwest Bank, Northwest Bancorp, Northwest MHC, First Carnegie, Skibo Financial and Skibo MHC is sometimes individually referred to herein as a "party," and collectively as the "parties."


                                    RECITALS

         1. Northwest MHC owns a majority of the outstanding capital stock of Northwest Bancorp, which owns all of the outstanding capital stock of Northwest Bank. Each of Northwest Bank, Northwest Bancorp and Northwest MHC has its principal offices in Warren, Pennsylvania.

         2. Skibo MHC owns a majority of the outstanding capital stock of Skibo Financial, which owns all of the outstanding capital stock of First Carnegie. Each of First Carnegie, Skibo Financial and Skibo MHC has its principal offices in Carnegie, Pennsylvania.

         3. The Boards of Directors of the respective parties deem it advisable and in the best interests of the parties, including the depositors of Northwest Bank and First Carnegie, and the stockholders of Northwest Bancorp and Skibo Financial, for Skibo MHC to merge with and into Northwest MHC with Northwest MHC as the surviving entity, and for Skibo Financial to convert to an interim savings bank and then merge with and into First Carnegie, with First Carnegie as the surviving entity, all pursuant to the terms, conditions and procedures set forth in this Agreement.

         4. The parties desire to provide for certain undertakings, conditions, representations, warranties and covenants in connection with the transactions contemplated by this Agreement;

         5. Simultaneously with the execution of this Agreement, each director of Skibo Financial is entering into the letter agreement included as Exhibit C to this Agreement; and

         6. In consideration of the premises and of the mutual representations, warranties and covenants herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

                                    ARTICLE I
                               CERTAIN DEFINITIONS


         Section 1.01      Definitions

         Except as otherwise provided herein, as used in this Agreement, the following terms shall have the indicated meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Affiliate" means, with respect to any Person, any Person who directly, or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with such Person and, without limiting the generality of the foregoing, includes any executive officer or director of such Person and any Affiliate of such executive officer or director.

         "Agreement" means this agreement, and any amendment or supplement hereto, which constitutes a "plan of merger" between the Northwest Parties and the Skibo Parties.

         "Applications" means the applications to be filed with the appropriate Regulatory Authorities requesting approval or nonobjection of the transactions described in this Agreement.

         "Board of Directors" means the Board of Directors of Skibo MHC, Skibo Financial, First Carnegie, Northwest Bancorp or Northwest Bank, or the Board of Trustees of Northwest MHC, as applicable.

         "Closing Date" means the date determined by Northwest, in consultation with and upon no less than five (5) days prior written notice to Skibo Financial, but in no event later than fifteen (15) days after the last condition precedent pursuant to this Agreement has been fulfilled or waived (including the expiration of any applicable waiting period), or such other date as to which the parties shall mutually agree. Notwithstanding anything to the contrary herein, in the event that the transactions contemplated by this Agreement are not consummated prior to December 31, 2003, the Closing Date will not be prior to February 2, 2004.

         "Compensation and Benefit Plans" means any bonus, incentive, deferred compensation, pension, retirement, profit-sharing, thrift, savings, employee stock ownership, stock bonus, stock purchase, restricted stock, stock option, stock appreciation, phantom stock, severance, welfare and fringe benefit plans, employment, severance and change in control agreements and all other benefit practices, policies and arrangements maintained by Skibo Financial or First Carnegie in which any employee or former employee, consultant or former consultant or director or former director of Skibo Financial or First Carnegie participates or to which any such employee, consultant or director is a party or is otherwise entitled to receive benefits.

         "Defined Benefit Plan" means the First Carnegie benefit pension plan.

         "Environmental Law" means any Federal or state law, statute, rule, regulation, code, judgment, common law or agreement with any Federal or state governmental authority, and any decree, injunction or order entered with or by any governmental authority that is binding upon Skibo relating to (i) the protection, preservation or restoration of the environment (including air, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), (ii) human health or safety, or (iii) exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of, hazardous substances, in each case as amended and now in effect.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated from time to time thereunder.

         "Exchange Agent" means the third party entity selected by Northwest and reasonably acceptable to Skibo, as provided in Section 2.03(a) of this Agreement.

         "FDIC" means the Federal Deposit Insurance Corporation.

         "First Carnegie" means First Carnegie Deposit, a federal stock savings association.

         "FHLB" means the Federal Home Loan Bank.

         "FinPro" means FinPro, Inc., the financial advisor to Skibo in connection with the transactions provided for in this Agreement.

         "GAAP" means generally accepted accounting principles as in effect at the relevant date and consistently applied.

         "Hazardous Material" means any substance (whether solid, liquid or gas) that is detrimental to human health or safety or to the environment and currently listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, under any Environmental Law, whether by type or by quantity, including any material containing any such substance as a component. Hazardous Material includes, without limitation, any toxic waste, pollutant, contaminant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance, oil or petroleum, or any derivative or by-product thereof, radon, radioactive material, friable asbestos-containing material, urea formaldehyde foam insulation, lead and polychlorinated biphenyl.

         "HOLA" means the Home Owners' Loan Act of 1956.

         "Interim" means the federal interim stock savings association resulting from the exchange by Skibo Financial of its federal mutual holding company subsidiary charter for an interim stock savings association charter.

         "IRC" means the Internal Revenue Code of 1986, as amended.

         "IRS" means the Internal Revenue Service.

         "Loan Property" shall have the meaning given to such term in Section 3.14(b) of this Agreement.

         "Material Adverse Effect" shall mean, with respect to Northwest Bancorp or Skibo Financial, any adverse effect on its assets, financial condition or results of operations which is material to its assets, financial condition or results of operations on a consolidated basis, except for any material adverse effect caused by (i) any change in the value of the assets of Northwest Bancorp or Skibo Financial resulting from a change in interest rates generally, (ii) any individual or combination of changes occurring after the date hereof in any Federal or state law, rule or regulation or in GAAP, which change(s) affect(s) financial institutions generally, (iii) expenses incurred in connection with this Agreement and the transactions contemplated hereby; or (iv) the effects of any action or omission taken pursuant to this Agreement or with the written consent of the other parties hereto.

         "Member Proxy Statement" means any proxy statement, if any, together with any supplements thereto, to be transmitted by Skibo MHC to its members in connection with the transactions contemplated by this Agreement if a vote of such members is required by any Regulatory Authority.

         "Merger" shall mean collectively the MHC Merger and the Mid-Tier Merger, and any other mergers by interim corporate entities necessary to effectuate the transactions contemplated by this Agreement.

         "Merger Consideration" has the meaning given to that term in Section 2.02(a) of this Agreement.

         "Merger Effective Date" means the date as of which the articles of combination as to the Merger are endorsed by the OTS, or such other date specified in the endorsement of the articles of combination by the OTS.

         "MHC Merger" means the merger of Skibo MHC with and into Northwest MHC with Northwest MHC as the surviving entity.

         "Mid-Tier Merger" means the merger of Interim with and into First Carnegie with First Carnegie as the surviving association.

         "Northwest" means Northwest Bank, Northwest Bancorp, Northwest MHC and/or any direct or indirect Subsidiary of such entities.

         "Northwest   Bancorp"  means   Northwest   Bancorp,   Inc.,  a  federal
corporation.

         "Northwest Bank" means Northwest Savings Bank, a Pennsylvania stock savings bank.

         "Northwest   Disclosure   Schedules"  means  the  Disclosure  Schedules
delivered by Northwest to Skibo pursuant to Article III of this Agreement.

         "Northwest Financials" means (i) the audited consolidated financial statements of Northwest Bancorp as of June 30, 2002 and 2001 and for the three years ended June 30, 2002, including the notes thereto, included in Securities Documents filed by Northwest Bancorp, and (ii) the unaudited interim consolidated financial statements of Northwest Bancorp as of each calendar quarter following June 30, 2002 included in Securities Documents filed by Northwest Bancorp.

         "Northwest MHC" means Northwest Bancorp, MHC, a federal mutual holding company.

         "Northwest  Parties"  means  Northwest  Bank,   Northwest  Bancorp  and
Northwest MHC.

         "Northwest Subsidiary" means any corporation, 50% or more of the capital stock of which is owned, either directly or indirectly, by Northwest Bancorp, and includes Northwest Bank, except that it does not include any corporation the stock of which is held in the ordinary course of the lending activities of Northwest Bank.

         "OTS" means the Office of Thrift Supervision.

         "Participation  Facility"  shall have the meaning given to such term in
Section 3.14(b) of this Agreement.

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "Person" means any individual, corporation, partnership, joint venture, association, trust or "group" (as that term is defined under the Exchange Act).

         "Regulatory Agreement" has the meaning given to that term in Section 3.11(b) of this Agreement.

         "Regulatory Authority" or "Regulatory Authorities" means any agency or department of any Federal or state government, including without limitation the OTS, the FDIC, the SEC and the respective staffs thereof.

          "Right" means any warrant, option, right, convertible security and other capital stock equivalent that obligate an entity to issue its securities.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time to time thereunder.

         "Securities Documents" means all registration statements, schedules, statements, forms, reports, proxy material, and other documents required to be filed under the Securities Laws.

         "Securities Laws" means the Securities Act and the Exchange Act and the rules and regulations promulgated from time to time thereunder.

         "SERP"  means  the  First  Carnegie  Deposit   Supplemental   Executive
Retirement Plan.

         "Skibo" means First Carnegie, Skibo Financial, Skibo, MHC and/or any direct or indirect Subsidiary of such entities.

         "Skibo Financial" means Skibo Financial Corp., a Federal corporation or any successor in interest thereto, as the context requires.

         "Skibo Financials" means (i) the audited consolidated financial statements of Skibo Financial as of March 31, 2003 and 2002 and for the two years ended March 31, 2003, including the notes thereto, included in Securities Documents filed by Skibo Financial, and (ii) the unaudited interim consolidated financial statements of Skibo Financial as of each calendar quarter following March 31, 2003 included in Securities Documents filed by Skibo Financial.

         "Skibo Financial Common Stock" means the common stock of Skibo Financial described in Section 3.02(a) or the common stock of a successor in interest of Skibo Financial, as the context requires.

         "Skibo Financial Option" means issued and outstanding options granted by Skibo Financial to purchase shares of Skibo Financial Common Stock pursuant to the Skibo Financial Stock Option Plan.

         "Skibo Financial Restricted Stock Plan" means the First Carnegie Deposit 1998 Restricted Stock Plan.

         "Skibo Financial Schedules" means the Disclosure Schedules delivered by Skibo to Northwest pursuant to Article III of this Agreement.

         "Skibo Compensation and Benefit Plan" has the meaning given to that term in Section 3.12 of this Agreement.

         "Skibo MHC" means Skibo Bancshares, M.H.C., a federal mutual holding company.

         "Skibo Parties" means First Carnegie, Skibo Financial and Skibo MHC.

         "Skibo Regulatory Reports" means the Thrift Financial Reports of First Carnegie and accompanying schedules, as filed with the OTS, for each calendar quarter beginning with the quarter ended March 31, 2003, through the Closing Date, and all Annual, Quarterly and Current Reports filed on Form H-(b)11 with the OTS by Skibo Financial and Skibo MHC from March 31, 2003 through the Closing Date.

         "Skibo Financial Stock Option Plan" means the Skibo Financial Corp. 1998 Stock Option Plan.

         "Skibo Subsidiary" means any corporation, 50% or more of the capital stock of which is owned, either directly or indirectly, by Skibo Financial, and includes First Carnegie, except that it does not include any corporation the stock of which is held in the ordinary course of the lending activities of First Carnegie.

         "Stockholder Proxy Statement" means the proxy statement together with any supplements thereto to be transmitted to holders of Skibo Financial Common Stock in connection with the transactions contemplated by this Agreement.

         "Subsidiary" means any corporation, 50% or more of the capital stock of which is owned, either directly or indirectly, by another entity, except any corporation the stock of which is held as security by either Northwest Bank or First Carnegie, as the case may be, in the ordinary course of their lending activities.


                                   ARTICLE II
                         THE MERGER AND RELATED MATTERS

         Section 2.01      Effects of Merger; Surviving Institutions.

         On the Merger Effective Date the Merger will be effected as follows:

         (a) The Mid-Tier Merger. Skibo Financial will exchange its federal stock holding company charter for an interim stock savings association charter to become Interim, and Interim will merge with and into First Carnegie with First Carnegie as the surviving association pursuant to the merger agreement substantially in the Form of Exhibit A hereto. Thereafter, First Carnegie shall be a wholly-owned subsidiary of Skibo MHC. As a result of the Mid-Tier Merger, the separate existence of Skibo Financial and Interim shall cease, and all of the property (real, personal and mixed), rights, powers, duties and obligations of Skibo Financial and Interim shall be transferred to and assumed by First Carnegie as the surviving entity in the Mid-Tier Merger, without further act or deed, all in accordance with the HOLA and regulations of the OTS.

         (b) The MHC Merger. Immediately after the Mid-Tier Merger, Skibo MHC will merge with and into Northwest MHC with Northwest MHC as the surviving entity pursuant to the merger agreement substantially in the form of Exhibit B hereto. The separate existence of Skibo MHC shall cease, and all of the property (real, personal and mixed), rights, powers and duties and obligations of Skibo MHC shall be transferred to and assumed by Northwest MHC as the surviving entity in the MHC Merger, without further act or deed, all in accordance with the HOLA, and regulations of the OTS. As a result of the MHC Merger, each borrower member of Skibo MHC and holder of a deposit account in First Carnegie as of the Merger Effective Date shall have the same rights and privileges in Northwest MHC as if such borrowing and/or deposit account, respectively, had been established at Northwest Bank, and all deposit accounts established at First Carnegie prior to the Merger Effective Date shall confer on a depositor the same rights and privileges in Northwest MHC as if such deposit account had been established at Northwest Bank on the date established at First Carnegie and the borrower members of Skibo MHC identified by Skibo prior to the Merger Effective Date will be given subscription rights to the extent permitted by regulatory authorities in any conversion of Northwest MHC to stock form that occurs prior to any merger of First Carnegie with and into Northwest Bank if such borrowing remains outstanding at the time of such mutual-to-stock conversion (collectively, the "Membership Conversion").

         (c) Modification of Structure. Notwithstanding any provision of this Agreement to the contrary, Northwest Bancorp may elect, subject to the filing of all necessary applications and the receipt of all required regulatory approvals, to modify the structure of the transactions described in this Section 2.01, and the parties shall enter into such alternative transactions, so long as (i) there are no adverse tax consequences to any of the stockholders of Skibo Financial as a result of such modification, (ii) the Merger Consideration is not thereby changed in kind or reduced in amount because of such modification and (iii) such modification will not materially delay or jeopardize receipt of any required regulatory approvals required under Sections 6.02(d).

         Section 2.02      Conversion and Cancellation of Shares

         (a) On the Merger Effective Date and in accordance with the MHC Merger and the Mid-Tier Merger:

                  (i) Each issued and outstanding share of Skibo Financial Common Stock held by Skibo MHC shall be exchanged for one share of First Carnegie Common Stock.

                  (ii) Each issued and outstanding share of Skibo Financial Common Stock (except shares held by Skibo MHC and except as otherwise provided in this subsection (a) of Section 2.02) shall cease to be outstanding, shall cease to exist and shall be converted automatically into the right to receive $17.00 in cash (the "Merger Consideration").

          (b) Any shares of Skibo Financial Common Stock (other than those held by Skibo MHC) which are owned or held by either party hereto or any of their respective Subsidiaries (other than in a fiduciary capacity or in connection with debts previously contracted) at the Merger Effective Date shall cease to exist, the certificates for such shares shall be canceled as promptly as practicable, such shares shall not be converted into the Merger Consideration and no cash shall be issued or exchanged therefor.

         (c) The holders of certificates representing shares of Skibo Financial Common Stock (other than Skibo MHC) (any such certificate being hereinafter referred to as a "Certificate") shall cease to have any rights as stockholders of Skibo Financial.

         (d) Each option to purchase shares of Skibo Financial Common Stock issued and outstanding pursuant to the Skibo Stock Option Plan, whether or not such option is exercisable as of the Merger Effective Date, shall, by reason of the Merger, cease to be outstanding and shall automatically be converted into the right to receive in cash an amount equal to (i) the difference (if a positive number) between (A) the Merger Consideration and (B) the exercise price of each such option multiplied by (ii) the number of shares of Skibo Financial Common Stock subject to such option.

         Section 2.03      Exchange Procedures

         (a) As promptly as practicable after the Merger Effective Date, and in any event within five business days of the Merger Effective Date, the Exchange Agent shall mail to each holder of record of an outstanding Certificate(s) a Letter of Transmittal containing instructions for the surrender of the Certificate(s) held by such holder for payment if applicable. Upon surrender of the Certificate(s) to the Exchange Agent in accordance with the instructions set forth in the Letter of Transmittal, such holder shall promptly receive in exchange therefor the Merger Consideration if applicable, without interest thereon. Approval of this Agreement by the stockholders of Skibo Financial shall constitute authorization for Northwest Bancorp to designate and appoint the Exchange Agent, which appointment shall be reasonably acceptable to Skibo Financial. Neither Northwest Bancorp nor the Exchange Agent shall be obligated to deliver the Merger Consideration to a former stockholder of Skibo Financial until such former stockholder surrenders his Certificate(s) or, in lieu thereof, any such appropriate affidavit of loss and indemnity agreement and bond as may be reasonably required by Northwest Bancorp.

         (b) If payment of the Merger Consideration is to be made to a person other than the person in whose name a Certificate surrendered in exchange therefor is registered, it shall be a condition of payment that the Certificate so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer, and that the person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of the Certificate surrendered, or required for any other reason, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

         (c) On or prior to the Merger Effective Date, Skibo Financial shall deposit or cause to be deposited in trust with the Exchange Agent, an amount of cash equal to the aggregate Merger Consideration that Skibo Financial stockholders shall be entitled to receive on the Merger Effective Date pursuant to Section 2.02 hereof (determined by multiplying the Merger Consideration by the number of shares of Skibo Financial Common Stock which are issued and outstanding immediately prior to the Merger Effective Date, other than shares referenced in Section 2.02(b) hereof).

         (d) The payment of the Merger Consideration in exchange for each share of Skibo Financial Common Stock in accordance with the above terms and conditions shall be in full satisfaction of all rights pertaining to such Skibo Financial Common Stock.

         (e) Promptly following the date which is 12 months after the Merger Effective Date, the Exchange Agent shall deliver to Northwest Bancorp all cash, certificates and other documents in its possession relating to the transactions described in this Agreement, and the Exchange Agent's duties shall terminate. Thereafter, each holder of a Certificate formerly representing shares of Skibo Financial Common Stock may surrender such Certificate to Northwest Bancorp and (subject to applicable abandoned property, escheat and similar laws) receive in consideration therefor the Merger Consideration multiplied by the number of shares of

Skibo Financial Common Stock formerly represented by such Certificate, without any interest or dividends thereon.

         (f) After the close of business on the Merger Effective Date, there shall be no transfers on the stock transfer books of Skibo Financial of Skibo Financial Common Stock which are outstanding immediately prior to the Merger Effective Date, and the stock transfer books of Skibo Financial shall be closed with respect to such shares. If, after the Merger Effective Date, Certificates representing such shares are presented for transfer to the Exchange Agent, they shall be canceled and exchanged for the Merger Consideration as provided in this
Article II.

         (g) In the event any certificate for Skibo Financial Common Stock shall have been lost, stolen or destroyed, the Exchange Agent shall deliver (except as otherwise provided in Section 2.02) in exchange for such lost, stolen or destroyed certificate, upon receipt of an affidavit of such fact by the holder thereof, the cash to be paid in the Merger as provided for herein; provided, however, that Northwest Bancorp may, in its sole discretion and as a condition precedent to the delivery thereof, require the owner of such lost, stolen or destroyed certificate to deliver a bond in such reasonable sum as Northwest Bancorp may specify as indemnity against any claim that may be made against Skibo Financial, Northwest Bancorp or any other party with respect to the certificate alleged to have been lost, stolen or destroyed.

         (h) Northwest Bancorp is hereby authorized, with the written consent of Skibo Financial, to adopt additional reasonable rules and regulations with respect to the matters referred to in this Section 2.03 not inconsistent with the provisions of this Agreement and which do not adversely affect the rights of stockholders of Skibo Financial.

         Section 2.04.     Stock Options.

         Skibo Disclosure Schedule 2.04 sets forth all of the outstanding Skibo Financial Options as of the date hereof, including vesting dates. At the Merger Effective Date, each Skibo Financial Option which is unexercised and outstanding, whether or not vested, immediately prior thereto shall, by reason of the Merger, be terminated and converted into the right to receive in cash an amount equal to (i) the difference between (A) the Merger Consideration and (B) the exercise price of each such Skibo Financial Option multiplied by (ii) the number of shares of Skibo Financial Common Stock subject to the Skibo Financial Option. Skibo Financial agrees to take or to cause to be taken all actions necessary to provide for such payment at or prior to the Merger Effective Date, and shall use its reasonable best efforts to obtain the written acknowledgement of each holder of a then outstanding Skibo Financial Option with regard to the termination of such Option and the full payment therefor in accordance with the terms of this Agreement.

         Section 2.05.     Restricted Stock.

         Skibo Disclosure Schedule 2.05 sets forth all outstanding unvested awards under the Skibo Financial Restricted Stock Plan. At the Merger Effective Date, each unvested restricted share of Skibo Financial Common Stock granted under the Skibo Financial Restricted Stock Plan which is outstanding at such time shall vest and become free of all restrictions. Each holder of such a share of restricted Skibo Financial Common Stock shall have the same right to receive the Merger Consideration as is provided to each holder of Skibo Common Stock. Skibo Financial agrees to take or to cause to be taken all actions necessary to provide for such payment at or prior to the Merger Effective Date, and shall use its reasonable best efforts to obtain the written acknowledgement of each holder of a share of restricted Skibo Financial Common Stock with regard to the payment for such shares and the full payment therefor in accordance with the terms of this Agreement.

                                   ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF SKIBO

         Skibo represents and warrants to Northwest that the statements contained in this Article III are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article III), except as set forth in the Skibo Financial Schedules delivered to Northwest on the date hereof, and except as to any representation or warranty which relates to a specific date.

         Section 3.01      Organization

         (a) Skibo MHC is a Federal mutual holding company organized, validly existing and in good standing under the laws of the United States, and is duly registered as a savings and loan holding company under the HOLA. Skibo MHC has full power and authority to carry on its business as now conducted and is duly licensed or qualified to do business in the states of the United States and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on Skibo. Except as set forth in Skibo Disclosure Schedule 3.01(a), Skibo MHC has no subsidiary other than Skibo Financial and First Carnegie.

         (b) Skibo Financial is a Federal corporation organized, validly existing and in good standing under the laws of the United States, and is duly registered as a savings and loan holding company under the HOLA. Skibo Financial has the full corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have a Material Adverse Effect on Skibo. Other than shares of capital stock in First Carnegie and its subsidiaries, as identified below (collectively, the "Skibo Subsidiaries"), Skibo Financial does not own or control, directly or indirectly, or have the right to acquire directly or indirectly, an equity interest in any corporation, company, association, partnership, joint venture or other entity.

         (c) First Carnegie is a Federal savings bank organized, validly existing and in good standing under the laws of the United States. Except as set forth in Skibo Disclosure Schedule

3.01(c), First Carnegie is the only Skibo Subsidiary. The deposits of First Carnegie are insured by the FDIC to the fullest extent permitted by law, and all premiums and assessments required to be paid in connection therewith have been paid when due by First Carnegie. Each Skibo Subsidiary is identified in Skibo Disclosure Schedule 3.01(c), and is a corporation organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization.

         (d) First Carnegie is a member in good standing of the FHLB of Pittsburgh and owns the requisite amount of stock therein.

         (e) Except as disclosed in Skibo Disclosure Schedule 3.01(e), the respective minute books of Skibo MHC, Skibo Financial, First Carnegie and each Skibo Subsidiary accurately records, in all material respects, all material corporate actions of their respective stockholders and boards of directors (including committees) through the date of this Agreement.

         (f) Prior to the date of this Agreement, Skibo has made available to Northwest true and correct copies of the charters and bylaws of First Carnegie, Skibo Financial and Skibo MHC, and the certificates of incorporation and bylaws of each Skibo Subsidiary.

         Section 3.02      Capitalization

         (a) The authorized capital stock of Skibo Financial consists of 10,000,000 shares of common stock, $0.10 par value ("Skibo Financial Common Stock"), and 5,000,000 shares of Preferred Stock, without par value (the "Skibo Preferred Stock"), of which 3,153,344 shares of Skibo Financial Common Stock are outstanding, validly issued, fully paid and nonassessable and free of preemptive rights. There are no shares of Skibo Financial Preferred Stock issued and outstanding. There are 296,630 shares of Skibo Financial Common Stock held by Skibo Financial as treasury stock. Neither Skibo Financial nor any Skibo Subsidiary has or is bound by any Right of any character relating to the purchase, sale, issuance or voting of, or right to receive dividends or other distributions on, any shares of Skibo Financial Common Stock, or any other security of Skibo Financial or any Skibo Subsidiary, or any securities representing the right to vote, purchase or otherwise receive any shares of Skibo Financial Common Stock or any other security of Skibo Financial, other than 142,535 shares issuable upon the exercise of Skibo Financial Options (as set forth in the Skibo Disclosure Schedule 2.04 which are not considered outstanding shares), and shares held pursuant to the First Carnegie ESOP (which are outstanding). Skibo Disclosure Schedule 3.02(a) sets forth (i) each holder of awards of Stock Options under the Skibo Financial Stock Option Plan, the number of shares each such individual may acquire pursuant to the exercise of Skibo Financial Stock Options and the exercise price relating to the Skibo Financial Stock Options, and (ii) the name of each participant under the First Carnegie ESOP, the number of shares of Skibo Financial Common Stock allocated to each such participant and the number of allocated and unallocated shares of Skibo Financial Common Stock held by the First Carnegie ESOP. Except as set forth in Skibo Disclosure Schedule 3.02(a), there are no shares of restricted stock of Skibo Financial outstanding, or authorized to be issued pursuant to any Compensation and Benefit Plan of Skibo Financial.

         (b) Skibo MHC owns 1,897,500 shares of Skibo Financial Common Stock, free and clear of any lien or encumbrance except as set forth in Skibo Disclosure Schedule 3.02(b). Except as disclosed in Skibo Disclosure Schedule 3.02(b) and except for shares of Skibo Financial Common Stock (and any equity interests that may be attributed to Skibo MHC due to its ownership of Skibo Financial Common Stock), Skibo MHC does not possess, directly or indirectly, any equity interest in any corporation.

         (c) To the best knowledge of Skibo Financial, no Person or "group" (as that term is used in Section 13(d)(3) of the Exchange Act) other than Skibo MHC, is the beneficial owner (as defined in Section 13(d) of the Exchange Act) of 5% or more of the outstanding shares of Skibo Financial Common Stock, except as disclosed in the Skibo Disclosure Schedule 3.02(c).

         (d) The authorized capital stock of First Carnegie consists of 10,000,000 shares of common stock, $1.00 par value, and 5,000,000 shares of Preferred Stock, no par value. There are 2,300,000 shares of First Carnegie common stock issued and outstanding, all of which are validly issued, fully paid and nonassessable and free of preemptive rights, and all of which are owned by Skibo Financial free and clear of any liens, encumbrances, charges, restrictions or rights of third parties of any kind whatsoever.

         Section 3.03      Authority; No Violation

         (a) Skibo has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Skibo and the completion by Skibo of the transactions contemplated hereby have been duly and validly approved by the requisite vote of the Boards of Directors of the Skibo Parties and, except for approval of the stockholders of Skibo Financial and, if required, the members of Skibo MHC, no other proceedings on the part of the Skibo Parties are necessary to complete the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Skibo and, subject to approval by the stockholders of Skibo Financial and, if required, the members of Skibo MHC and receipt of the required approvals of the Regulatory Authorities, constitutes the valid and binding obligations of Skibo, enforceable against Skibo in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and as to First Carnegie, the conservatorship or receivership provisions of the FDIA, and subject, as to enforceability, to general principles of equity.

         (b) Subject to the receipt of approvals from the Regulatory Authorities referred to in Section 5.03 hereof and the compliance by Skibo and Northwest with any conditions contained therein,

         (A) the execution and delivery of this Agreement by Skibo,

         (B) the consummation of the transactions contemplated hereby, and

         (C) compliance by Skibo with any of the terms or provisions hereof, will not (i) conflict with or result in a material breach of any provision of the charters or bylaws of any of the Skibo Parties or the certificate of
incorporation  of  any  Skibo  Subsidiary;   (ii)  violate  any  statute,  code,
ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to the Skibo Parties or any of the properties or assets of the Skibo Parties; or (iii) violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of Skibo under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other investment or obligation to which Skibo is a party, or by which they or any of their respective properties or assets may be bound or affected, except in the case of clauses (ii) and (iii) above for violations which, individually or in the aggregate, would not have a Material Adverse Effect on Skibo.

         Section 3.04      Consents

         Except as set forth in Skibo Disclosure Schedule 3.04, and except for the consents, waivers, approvals, filings and registrations from or with the Regulatory Authorities referred to in Section 5.03 hereof and compliance with any conditions contained therein, and the approval of this Agreement by the requisite vote of the stockholders of Skibo Financial and, if required, the members of Skibo MHC, no consents, waivers or approvals of, or filings or registrations with, any public body or governmental authority are necessary, and, to the best knowledge of Skibo, no consents, waivers or approvals of, or filings or registrations with, any other third parties are necessary, in connection with (a) the execution and delivery of this Agreement by Skibo, and
(b) the completion by Skibo of the transactions described in this Agreement. The Skibo Parties have no reason to believe that (i) any Regulatory Approvals will not be received or (ii) any public body or authority, the consent or approval of which is not required or to which a filing is not required, will object to the completion of the transactions contemplated by this Agreement.

         Section 3.05      Skibo Financial Statements

         (a) Skibo Financial has previously made available to Northwest the Skibo Regulatory Reports. The Skibo Regulatory Reports have been, or will be, prepared in all material respects in accordance with applicable regulatory accounting principles and practices throughout the periods covered by such statements, and fairly present, or will fairly present in all material respects, the consolidated financial position, results of operations and changes in stockholders' equity of each of the Skibo Parties as of and for the periods ended on the dates thereof, in accordance with applicable regulatory accounting principles applied on a consistent basis.

         (b) Skibo Financial has previously made available to Northwest the Skibo Financials (the availability of the Skibo Financials will be assumed if they are included in SEC Documents filed on EDGAR). The Skibo Financials (including the related notes where applicable) fairly present in each case in all material respects (subject in the case of the unaudited interim statements to normal year-end adjustments), the consolidated financial condition, results of operations and cash flows of Skibo Financial as of and for the respective periods ending on the dates thereof and have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as indicated therein, or in the case of unaudited statements, as permitted by Form 10-QSB.

         (c) At the date of each balance sheet included in the Skibo Financials or the Skibo Regulatory Reports, Skibo did not have, and will not have, any liabilities, obligations or loss contingencies of any nature (whether absolute, accrued, contingent or otherwise) of a type required to be reflected in such Skibo Financials or Skibo Regulatory Reports or in the footnotes thereto which are not fully reflected or reserved against therein or fully disclosed in a footnote thereto, except for liabilities, obligations and loss contingencies that are not material individually or in the aggregate or which are incurred in the ordinary course of business, consistent with past practice, and except for liabilities, obligations and loss contingencies that are within the subject matter of a specific representation and warranty herein and subject, in the case of any unaudited statements, to normal, recurring audit adjustments and the absence of footnotes.

         Section 3.06      Taxes

         Skibo Financial and the Skibo Subsidiaries are members of the same affiliated group within the meaning of IRC Section 1504(a). Skibo has duly filed all Federal, state and material local tax returns required to be filed by or with respect to it on or prior to the date hereof (all such returns being accurate and correct in all material respects) and has duly paid or has made provisions for the payment of, all material Federal, state and local taxes which have been incurred by or are due or claimed to be due from Skibo by any taxing authority or pursuant to any written tax sharing agreement on or prior to the date hereof other than taxes or other charges which (i) are not delinquent, (ii) are being contested in good faith, or (iii) have not yet been fully determined. As of the date of this Agreement, there is no audit examination, deficiency assessment, tax investigation or refund litigation with respect to any taxes of Skibo, and no claim has been made by any authority in a jurisdiction where Skibo does not file tax returns that Skibo is subject to taxation in that jurisdiction. Skibo has not executed an extension or waiver of any statute of limitations on the assessment or collection of any material tax due that is currently in effect. Skibo has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor or stockholder, and Skibo has timely complied with all applicable information reporting requirements under Part III, Subchapter A of Chapter 61 of the IRC and similar applicable state and local information reporting requirements.

         Section 3.07      No Material Adverse Effect

         Skibo has not  suffered  any  Material  Adverse  Effect since March 31,
2002.

         Section 3.08      Contracts

         (a) Except as set forth in Skibo Disclosure Schedule 3.08(a), and except for this Agreement, the Merger Agreement for the MHC Merger, the Merger Agreement for the Mid-Tier Merger, and those agreements and other documents filed as exhibits to Skibo Financial's Securities Documents, Skibo is not a party to or subject to:

                  (i) any employment, consulting or severance contract or material arrangement with any past or present officer, director or employee of Skibo except for "at will" arrangements;

                  (ii) any plan, material arrangement or contract providing for bonuses, pensions, options, deferred compensation, retirement payments, profit sharing or similar material arrangements for or with any past or present officers, directors or employees of Skibo;

                  (iii) any collective bargaining agreement with any labor union relating to employees of Skibo;

                  (iv) any agreement which by its terms limits the payment of dividends by First Carnegie or Skibo Financial;

                  (v) any instrument evidencing or related to material indebtedness for borrowed money whether directly or indirectly, by way of purchase money obligation, conditional sale, lease purchase, guaranty or otherwise, in respect of which Skibo is an obligor to any person, which instrument evidences or relates to indebtedness other than deposits, repurchase agreements, bankers' acceptances, advances from the FHLB of Pittsburgh, and "treasury tax and loan" accounts established in the ordinary course of business and transactions in "Federal funds" or which contains financial covenants or other restrictions (other than those relating to the payment of principal and interest when due) which would be applicable on or after the Closing Date to Northwest; or

                  (vi) any contract (other than this Agreement) limiting the freedom, in any material respect, of Skibo to engage in any type of banking or bank-related business in which Skibo is permitted to engage under applicable law as of the date of this Agreement.

         (b) True and correct copies of agreements, plans, contracts, arrangements and instruments referred to in Section 3.08(a), have been made available to Northwest on or before the date hereof, are listed in and attached to Skibo Disclosure Schedule 3.08(a) and are in full force and effect on the date hereof, and Skibo (nor, to the knowledge of Skibo, any other party to any such contract, plan, arrangement or instrument) has not materially breached any provision of, or is in default in any respect under any term of, any such contract, plan, arrangement or instrument. Except as set forth in the Skibo Disclosure Schedule 3.08(b)(i), no party to any material contract, plan, arrangement or instrument will have the right to terminate any or all of the provisions of any such contract, plan, arrangement or instrument as a result of the execution of, and the transactions contemplated by, this Agreement. Except as set forth in Skibo Disclosure Schedule 3.08(b)(i), none of the employees
(including officers) of Skibo possesses the right to terminate his/her employment and receive or be paid (or cause Skibo to accrue on his/her behalf) benefits solely as a result of the execution of this Agreement or the consummation of the transactions contemplated thereby. Except as set forth in Skibo Disclosure Schedule 3.08(b)(i), no plan, contract, employment agreement, termination agreement, or similar agreement or arrangement to which Skibo is a party or under which Skibo may be liable contains provisions which permit any employee or independent contractor to terminate it without cause and continue to accrue future benefits thereunder. Except as set forth in Skibo Disclosure Schedule 3.08(b)(i), no such agreement, plan, contract, or arrangement: (x) provides for acceleration in the vesting of benefits or payments due thereunder upon the occurrence of a change in ownership or control of Skibo or upon the occurrence of a subsequent event; or (y) requires Skibo to provide a benefit in the form of Skibo Financial Common Stock or determined by reference to the value of Skibo Financial Common Stock. Except as disclosed in Skibo Disclosure Schedule 3.08(b)(ii), no such agreement, plan or arrangement with respect to officers or directors of Skibo or to any of their respective employees, provides for benefits which may cause an "excess parachute payment" or the disallowance of a Federal income tax deduction under IRC Section 280G.

         Section 3.09      Ownership of Property; Insurance Coverage.

         (a) Except as disclosed in Skibo Disclosure Schedule 3.09(a), Skibo has good and, as to real property, marketable title to all material assets and properties owned by Skibo in the conduct of its business, whether such assets and properties are real or personal, tangible or intangible, including assets and property reflected in the balance sheets contained in the Skibo Regulatory Reports and in the Skibo Financials or acquired subsequent thereto (except to the extent that such assets and properties have been disposed of in the ordinary course of business, since the date of such balance sheets), subject to no material encumbrances, liens, mortgages, security interests or pledges, except
(i) those items which secure liabilities for public or statutory obligations or any discount with, borrowing from or other obligations to the FHLB of Pittsburgh, inter-bank credit facilities, or any transaction by Skibo acting in a fiduciary capacity, and (ii) statutory liens for amounts not yet delinquent or which are being contested in good faith. Skibo, as lessee, has the right under valid and subsisting leases of real and personal properties used by Skibo in the conduct of its businesses to occupy or use all such properties as presently occupied and used by each of them. Except as disclosed in Skibo Disclosure
Schedule 3.09(a), such existing leases and commitments to lease constitute operating leases for both tax and financial accounting purposes and the lease expense and minimum rental commitments with respect to such leases and lease commitments are as disclosed in the notes to the Skibo Financials.

         (b) With respect to all material agreements pursuant to which Skibo has purchased securities subject to an agreement to resell, if any, Skibo has a lien or security interest (which to the knowledge of Skibo is a valid, perfected first lien) in the securities or other collateral securing the repurchase agreement, and the value of such collateral equals or exceeds the amount of the debt secured thereby.

         (c) Skibo currently maintains insurance considered by Skibo to be reasonable for its operations, in accordance with good business practice. Skibo has not received notice from any insurance carrier that (i) such insurance will be canceled or that coverage thereunder will be reduced or eliminated, or (ii) premium costs with respect to such policies of insurance will be substantially increased. There are presently no material claims pending under such policies of insurance and no notices have been given by Skibo under such policies. All such insurance is valid and enforceable and in full force and effect, and within the last three years Skibo has received each type of insurance coverage for which it has applied and during such periods has not been denied indemnification for any material claims submitted under any of its insurance policies. Skibo Disclosure Schedule 3.09(c) identifies all policies of insurance maintained by Skibo.

         Section 3.10      Legal Proceedings.

         Except as disclosed in Skibo Disclosure Schedule 3.10, Skibo is not a party to any, and there are no pending or, to the best of the knowledge of Skibo, threatened legal, administrative, arbitration or other proceedings, actions or governmental investigations of any nature (i) against Skibo, (ii) to which the assets of Skibo are or may be subject, (iii) challenging the validity or propriety of any of the transactions contemplated by this Agreement, or (iv) which could adversely affect the ability of Skibo to perform under this Agreement, except for any proceedings, claims, actions, investigations or inquiries referred to in clauses (i) or (ii) which, if adversely determined, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Skibo.

         Section 3.11      Compliance With Applicable Law

         (a) Skibo holds all licenses, franchises, permits and authorizations necessary for the lawful conduct of its businesses under, and has complied in all material respects with, applicable laws, statutes, orders, rules or regulations of any Federal, state or local governmental authority relating to it, other than where such failure to hold or such noncompliance will neither result in a limitation in any material respect on the conduct of its business nor otherwise have a Material Adverse Effect on Skibo. Skibo, directly or indirectly, owns, or is licensed or otherwise possesses legally enforceable rights to use, all patents, trademarks, trade names, service marks, copyrights and any applications therefor, technology, know-how and tangible or intangible proprietary information or material that are material to the business of Skibo.

         (b) Except as disclosed in Skibo Disclosure Schedule 3.11(b), Skibo has not received any notification or communication from any Regulatory Authority (i) asserting that Skibo is not in material compliance with any of the statutes, regulations or ordinances which such Regulatory Authority enforces; (ii) threatening to revoke any license, franchise, permit or governmental authorization which is material to Skibo; (iii) requiring or threatening to require Skibo, or indicating that Skibo may be required, to enter into a cease and desist order, agreement or memorandum of understanding or any other agreement with any Federal or state governmental agency or authority which is charged with the supervision or regulation of banks or engages in the insurance of bank deposits restricting or limiting, or purporting to restrict or limit, in any material respect the operations of Skibo, including without limitation any restriction on the payment of dividends; or (iv) directing, restricting or limiting, or purporting to direct, restrict or limit, in any material manner the operations of Skibo, including without limitation any restriction on the payment of dividends (any such notice, communication, memorandum, agreement or order described in this sentence is hereinafter referred to as a "Regulatory Agreement"). Skibo has not consented to or entered into any currently effective Regulatory Agreement, except as set forth in Skibo Disclosure Schedule 3.11(b). The most recent regulatory rating given to First

Carnegie as to compliance with the Community Reinvestment Act ("CRA") is satisfactory or better.

         Section 3.12      Employee Benefit Plans.

         (a) Skibo Disclosure Schedule 3.12 includes a list of all existing Compensation and Benefit Plans. Each Compensation and Benefit Plan that is an "employee pension benefit plan" (as defined in Section 3(2) of ERISA) and which is intended to be qualified under Section 401(a) of the IRC (a "Skibo Qualified Plan") has received a favorable determination letter from the IRS or was a prototype document that has received a favorable opinion letter from the IRS, and Skibo Financial and First Carnegie have no knowledge of any circumstances likely to result in revocation of any such favorable determination or opinion letter. There has been no announcement or commitment by Skibo Financial, First Carnegie or any Skibo Subsidiary to create an additional Compensation and Benefit Plan, or to amend any Compensation and Benefit Plan, except for amendments required by applicable law to maintain its qualified status or otherwise, which do not increase the cost of such Compensation and Benefit Plan.

         (b) Each Compensation and Benefit Plan has been operated and administered in all material respects in accordance with its terms and with applicable law, including, but not limited to, ERISA, the IRC, the Securities Act, the Exchange Act, the Age Discrimination in Employment Act, and any regulations or rules promulgated thereunder, and all filings, disclosures and notices required by ERISA, the IRC, the Securities Act, the Exchange Act, the Age Discrimination in Employment Act and any other applicable law have been timely made. Except as set forth in Skibo Disclosure Schedule 3.12(b), there is no pending, or to the Knowledge of Skibo Financial threatened, litigation, administrative action, suit or claim relating to any of the Compensation and Benefit Plans (other than routine claims for benefits). Neither Skibo Financial nor First Carnegie has engaged in a transaction, or omitted to take any action, with respect to any Compensation and Benefit Plan that would reasonably be expected to subject Skibo Financial or First Carnegie to a tax or penalty imposed by either Section 4975 of the IRC or Section 502 of ERISA, assuming for purposes of Section 4975 of the IRC that the taxable period of any such transaction expired as of the date hereof and subsequently expires as of the day next preceding the Merger Effective Date. Except as set forth in Skibo Disclosure Schedule 3.12(b), each of the Compensation and Benefit Plans can be terminated in accordance with its terms upon sixty (60) days written notice.

         (c) No liability under Title IV of ERISA has been incurred by Skibo Financial or First Carnegie or any Skibo Subsidiary with respect to any Compensation and Benefit Plan which is subject to Title IV of ERISA, or with respect to any "single-employer plan" (as defined in Section 4001(a) of ERISA) ("Skibo Pension Plan") currently or formerly maintained by Skibo Financial or First Carnegie or any entity which is considered one employer with Skibo Financial or First Carnegie under Section 4001(b)(1) of ERISA or Section 414 of the IRC (an "ERISA Affiliate") since the effective date of ERISA that has not been satisfied in full, and no condition exists that presents a risk to Skibo Financial or First Carnegie or any ERISA Affiliate of incurring a liability under such Title. Except as disclosed in Skibo Disclosure Schedule 3.12(c), no Skibo Pension Plan had an "accumulated funding deficiency" (as defined in Section 302 of

ERISA), whether or not waived, as of the last day of the end of the most recent plan year ending prior to the date hereof; the fair market value of the assets of each Skibo Pension Plan exceeds the present value of the "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA) under such Skibo Pension Plan as of the end of the most recent plan year with respect to the respective Skibo Pension Plan ending prior to the date hereof, calculated on the basis of the actuarial assumptions used in the most recent actuarial valuation for such Skibo Pension Plan as of the date hereof; there is not currently pending with the PBGC any filing with respect to any reportable event under
Section 4043 of ERISA nor has any reportable event occurred as to which a filing is required and has not been made (other than as might be required with respect to this Agreement and the transactions contemplated thereby). Neither Skibo Financial or First Carnegie nor any ERISA Affiliate has contributed to any "multiemployer plan," as defined in Section 3(37) of ERISA, on or after September 26, 1980. Except as set forth in Skibo Financial's Disclosure Schedule 3.12(c), neither Skibo Financial or First Carnegie, nor any ERISA Affiliate, nor any Compensation and Benefit Plan, including any Skibo Pension Plan, nor any trust created thereunder, nor any trustee or administrator thereof has engaged in a transaction in connection with which Skibo Financial or First Carnegie, any ERISA Affiliate, and any Compensation and Benefit Plan, including any Skibo Pension Plan any such trust or any trustee or administrator thereof, could reasonably be expected to be subject to either a civil liability or penalty pursuant to Section 409, 502(i) or 502(l) of ERISA or a tax imposed pursuant to Chapter 43 of the IRC.

         (d) All contributions required to be made under the terms of any Compensation and Benefit Plan or ERISA Affiliate plan or any employee benefit arrangements to which Skibo Financial or First Carnegie is a party or a sponsor have been timely made, and all anticipated contributions and funding obligations are accrued monthly on Skibo Financial's consolidated financial statements to the extent required and in accordance with GAAP. Except as disclosed on Skibo Disclosure Schedule 3.12(d), Skibo Financial and any Skibo Subsidiary has expensed and accrued as a liability the present value of future benefits under each applicable Compensation and Benefit Plan in accordance with applicable laws and GAAP consistently applied. None of Skibo Financial, First Carnegie nor any ERISA Affiliate (x) has provided, or would reasonably be expected to be required to provide, security to any Skibo Pension Plan or to any ERISA Affiliate plan pursuant to Section 401(a)(29) of the IRC, or (y) has taken any action, or omitted to take any action, that has resulted, or would reasonably be expected to result, in the imposition of a lien under Section 412(n) of the IRC or pursuant to ERISA.

         (e) Except as set forth in Skibo Disclosure Schedule 3.12(e), neither Skibo Financial nor First Carnegie has any obligations to provide retiree health, life insurance, disability insurance, or other retiree death benefits under any Compensation and Benefit Plan, other than benefits mandated by Section 4980B of the IRC. There has been no communication to employees by Skibo Financial or First Carnegie that would reasonably be expected to promise or guarantee such employees retiree health, life insurance, disability insurance, or other retiree death benefits.

         (f) With respect to each Compensation and Benefit Plan, if applicable, Skibo Financial has provided or made available to Northwest Bancorp copies of the: (A) trust instruments and insurance contracts; (B) most recent Form 5500 filed with the Department of Labor; (C) most recent actuarial report and financial statement;
(D) the most recent summary plan description; (E) most recent determination letter issued by the IRS; (F) any Form 5310 or Form 5330 filed with the IRS; and
(G) most recent nondiscrimination tests performed under ERISA and the IRC (including 401(k) and 401(m) tests). Skibo Disclosure Schedule 3.12(f) sets forth the name of each participant under the First Carnegie ESOP and the number of shares of Skibo Financial Common Stock allocated to such participant.

         (g) Except as set forth in Skibo Disclosure Schedules 3.12(a) and 3.18, the consummation of the Merger will not, directly or indirectly (including, without limitation, as a result of any termination of employment or service at any time prior to or following the Merger Effective Date) (A) entitle any employee, consultant or director to any payment or benefit (including severance pay, change in control benefit, or similar compensation) or any increase in compensation, (B) result in the vesting or acceleration of any benefits under any Compensation and Benefit Plan or (C) result in any increase in benefits payable under any Compensation and Benefit Plan.

         (h) Neither Skibo Financial nor First Carnegie maintains any compensation plans, programs or arrangements under which any payment is reasonably likely to become non-deductible, in whole or in part, for tax reporting purposes as a result of the limitations under Section 162(m) of the IRC and the regulations issued thereunder.

         (i) Except as set forth in Skibo Disclosure Schedule 3.12(i), the consummation of the Merger will not, directly or indirectly (including without limitation, as a result of any termination of employment or service at any time prior to or following the Merger Effective Date), entitle any current or former employee, director or independent contractor of Skibo Financial or First Carnegie to any actual or deemed payment (or benefit) which would constitute a "parachute payment" (as such term is defined in Section 280G of the IRC).

         (j) Except as set forth in Skibo Disclosure Schedule 3.12(a), there are no stock appreciation or similar rights, earned dividends or dividend equivalents, or shares of restricted stock, outstanding under any Compensation and Benefit Plan or otherwise as of the date hereof and none will be granted, awarded, or credited after the date hereof.

         Section 3.13      Brokers, Finders and Financial Advisors

         Except the engagement of FinPro in connection with transactions contemplated by this Agreement, neither Skibo, nor any of its officers, directors, employees or agents, has engaged or retained any broker, finder or financial advisor in connection with the transactions contemplated by this Agreement, or, except for the commitments disclosed in Skibo Disclosure Schedule 3.13, incurred any liability or commitment for any fees or commissions to any such person in connection with the transactions contemplated by this Agreement, which has not been reflected in the Skibo Financials.

         Section 3.14      Environmental Matters

         (a) Except as set forth in Skibo Disclosure Schedule 3.14(a):

                  (i) To the knowledge of Skibo, the Participation Facilities (as defined below) and the Loan Properties are, and have been, in substantial compliance with all Environmental Laws;

                  (ii) There is no suit, claim, action, notice, demand, executive or administrative order, directive, investigation or proceeding pending or, to the knowledge of Skibo, threatened before any court, governmental agency or board or other forum against Skibo (x) for alleged noncompliance (including by any predecessor) with, or liability under, any Environmental Law or (y) relating to the presence of or release (as defined herein) into the environment of any Hazardous Material (as defined herein), whether or not occurring at or on a site owned, leased or operated by Skibo or any Participation Facility;

                  (iii) To the knowledge of Skibo, there is no suit, claim, action, demand, executive or administrative order, directive, investigation or proceeding pending or threatened before any court, governmental agency or board or other forum relating to or against any Loan Property (or Skibo in respect of such Loan Property) (x) relating to alleged noncompliance (including by any predecessor) with, or liability under, any Environmental Law or (y) relating to the presence of or release into the environment of any Hazardous Material;

                  (iv) The properties currently owned or operated by Skibo (including, without limitation, soil, groundwater or surface water on or under the properties, and buildings thereon) are not contaminated with and do not otherwise contain any Hazardous Material other than as permitted under any applicable Environmental Law;

                  (v) Skibo has not received any notice, demand letter, executive or administrative order, directive or request for information from any Federal, state, local or foreign governmental entity or any third party indicating that it may be in violation of, or liable under, any Environmental Law;

                  (vi) To the knowledge of Skibo, there are no underground storage tanks on, in or under any properties owned or operated by Skibo and no underground storage tanks have been closed or removed from any properties owned or operated by Skibo; and

                  (vii) During the period of ownership or operation by Skibo of any of its respective current properties, or during the period of participation in the management of any Participation Facility by Skibo, to the knowledge of Skibo there has been no contamination by or release of Hazardous Materials in, on, under or affecting such properties. Prior to the period of ownership or operation by Skibo of any of its current properties, or prior to the period of participation in the management of any Participation Facility by Skibo, there was no contamination by or release of Hazardous Material in, on, under or affecting such properties to the knowledge of Skibo.

         (b) As used in this section the term "Loan Property" means any property in which the applicable party (or a Subsidiary of it) holds a security interest. The term "Participation Facility" means any facility in which the applicable party (or a Subsidiary of it) participates in the management (including all property held as trustee or in any other fiduciary capacity) and, where required by the context, includes the owner or operator of such property.

         Section 3.15      Loan Portfolio.

         (a) With respect to each loan owned by Skibo in whole or in part (each, a "Loan"):

                  (i) the note and the related security documents are each legal, valid and binding obligations of the maker or obligor thereof, enforceable against such maker or obligor in accordance with their terms;

                  (ii) neither Skibo nor any prior holder of a Loan, has modified the note or any of the related security documents in any material respect or satisfied, canceled or subordinated the note or any of the related security documents except as otherwise disclosed by documents in the applicable Loan file;

                  (iii) Skibo is the sole holder of legal and beneficial title to each Loan (or any applicable participation interest, as appropriate), except as otherwise referenced on the books and records of Skibo;

                  (iv) the note and the related security documents, copies of which are included in the Loan files, are true and correct copies of the documents they purport to be and have not been suspended, amended, modified, canceled or otherwise changed except as otherwise disclosed by documents in the applicable Loan file;

                  (v) there is no pending or threatened condemnation proceeding or similar proceeding affecting the property that serves as security for a Loan, except as otherwise referenced on the books and records of Skibo;

                  (vi) there is no litigation or proceeding pending or threatened relating to the property that serves as security for a Loan that would have a Material Adverse Effect upon the related Loan, except as otherwise disclosed by documents in the applicable Loan file;

                  (vii) with respect to a Loan held in the form of a participation, the participation documentation is legal, valid, binding and enforceable, except as otherwise disclosed by documents in the applicable Loan file; and

                  (viii) no representation or warranty set forth in this Section 3.15(a) shall be deemed to be breached unless such breach, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect on Skibo.

         (b) The allowance for possible losses reflected in the audited statement of condition of Skibo Financial at March 31, 2003 was, and the allowance for possible losses shown on the balance sheets in the Securities Documents of Skibo Financial for periods ending after March 31, 2003 have been and will be adequate, as of the dates thereof, under GAAP.

         (c) Skibo Disclosure Schedule 3.15(c) sets forth by category all loans, leases, advances, credit enhancements, other extensions of credit, commitments and interest-bearing assets of Skibo, including the amounts thereof and the name of the obligor, that have been classified (whether regulatory or internal) as "Special Mention," "Substandard," "Doubtful," "Loss" or words of similar import as of March 31, 2003. The real estate owned ("REO") included in any non-performing assets of Skibo is carried net of reserves at the lower of cost or fair value, less estimated selling costs, based on current independent appraisals or evaluations or current management appraisals or evaluations; provided, however, that "current" shall mean within the past 12 months.

         Section 3.16      Securities Documents

         Skibo Financial has made available to Northwest copies of its (i) annual reports on Form 10-KSB for the years ended March 31, 2003 and 2002, (ii) quarterly reports on Form 10-QSB for the quarters ended December 31, 2002 and June 30, 2003, and (iii) proxy materials used in connection with its most recent meeting of stockholders (the availability of the preceding documents will be assumed if such documents are filed on EDGAR). Such reports and such proxy materials, at the time filed, did not contain any untrue statements of material fact or omit to state any material fact necessary in order to make the statements therein not misleading.

         Section 3.17      Related Party Transactions

         Except as disclosed in Skibo Disclosure Schedule 3.17, or as described in the proxy statement of Skibo Financial distributed in connection with the 2002 annual meeting of stockholders (which previously has been provided to Northwest), Skibo is not a party to any transaction (including any loan or other credit accommodation) with an Affiliate. Except as disclosed in Skibo Disclosure
Schedule 3.17, all such transactions (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other Persons, and (c) did not involve more than the normal risk of collectability or present other unfavorable features. Except as set forth in Skibo Disclosure Schedule 3.17, no loan or credit accommodation to an Affiliate is presently in default or, during the three-year period prior to the date of this Agreement, has been in default or has been restructured, modified or extended. Skibo has not been notified that principal and interest with respect to any such loan or other credit accommodation will not be paid when due or that the loan grade classification accorded such loan or credit accommodation is inappropriate.

         Section 3.18      Schedule of Termination Benefits

         Skibo Disclosure Schedule 3.18 includes a description of all termination benefits and related payments (including dollar amounts) that would or will be payable to the individuals identified thereon, excluding any Skibo Financial Options granted to such individuals, under any and all employment agreements, special termination agreements, change in control agreements, supplemental executive retirement plans, deferred bonus plans, deferred compensation plans, salary continuation plans, or any compensation arrangement, or other pension benefit or welfare benefit plan maintained by Skibo Financial or First Carnegie for the benefit of officers or directors of Skibo Financial or First Carnegie (the "Benefits Schedule"), assuming their employment or service is terminated as of September 30, 2003, and the Closing Date occurs prior to such termination, and provided, however, that the dollar amounts of such benefits and payments need not be provided for any tax-qualified pension plan, any insured welfare benefit plan, the Skibo Financial Stock Option Plan, the Skibo Financial Restricted Stock Plan, the severance provisions of Section 5.11(c) of this Agreement or the miscellaneous benefits set forth in Skibo Disclosure Schedule 3.12(a). No other individuals are entitled to benefits under any such plans.

         Section 3.19      Deposits

         Except as set forth in Skibo Disclosure Schedule 3.19, none of the deposits of Skibo is a "brokered" deposit as defined in 12 U.S.C. Section 1831f(g).

         Section 3.20      Fairness Opinion

         Skibo Financial and Skibo MHC have received a written opinion from FinPro to the effect that, subject to the terms, conditions and qualifications set forth therein, as of the date hereof, the Merger Consideration to be received by the stockholders of Skibo Financial pursuant to this Agreement is fair to such stockholders from a financial point of view, and the Membership Conversion is equitable to the members of Skibo MHC (the "Fairness Opinion").

         Section 3.21      Required Vote of Stockholders

         The affirmative vote of (i) two-thirds of all votes entitled to be cast by all the stockholders of Skibo Financial, including Skibo MHC and (ii) a majority of votes cast by the stockholders of Skibo Financial other than Skibo MHC is necessary to approve this Agreement and the transactions contemplated hereby, in each case at a meeting of the stockholders of Skibo Financial.

         Section 3.22      Derivative Transactions

         Except as set forth in Skibo Disclosure Schedule 3.22, Skibo has not entered into any future or option contracts, exchange rate swaps, caps or floors, or other interest rate or exchange rate risk management instruments or arrangements.

                                   ARTICLE IV
                   REPRESENTATIONS AND WARRANTIES OF NORTHWEST

         Northwest represents and warrants to Skibo that the statements contained in this Article IV are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article IV), except as set forth in the Northwest Disclosure Schedules delivered by Northwest on the date hereof, and except as to any representation or warranty that relates to a specific date.

         Section 4.01      Organization

         (a) Northwest MHC is a Federal mutual holding company organized, validly existing and in good standing under the laws of the United States, and is duly registered as a savings and loan holding company under the HOLA.
Northwest MHC has full power and authority to carry on its business as now conducted and is duly licensed or qualified to do business in the states of the United States and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on Northwest MHC.

         (b) Northwest Bancorp is a Federal corporation organized, validly existing and in good standing under the laws of the United States, and is duly registered as a savings and loan holding company under the HOLA. Northwest Bancorp has the full corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have a Material Adverse Effect on Northwest Bancorp.

         (c) Northwest Bank is a savings bank organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. The deposits of Northwest Bank are insured by the FDIC to the fullest extent permitted by law, and all premiums and assessments required to be paid in connection therewith have been paid when due by Northwest Bank. Each Northwest Subsidiary is identified in exhibits to Northwest Bancorp's Form 10-K for the fiscal year ended June 30, 2002, filed with the SEC, and is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization.

         (d) Northwest Bank is a member in good standing of the FHLB of Pittsburgh and owns the requisite amount of stock therein.

         (e) Prior to the date of this Agreement, Northwest has made available to Skibo true and correct copies of the charters and bylaws of Northwest MHC and Northwest Bancorp, and the articles of incorporation and bylaws of Northwest Bank.

         Section 4.02      Authority; No Violation

         (a) Northwest has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Northwest and the completion by Northwest of the transactions contemplated hereby have been duly and validly approved by the requisite vote of the Boards of Directors of the Northwest Parties, and no other corporate proceedings on the part of Northwest are necessary to complete the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Northwest and, subject to receipt of the required approvals of Regulatory Authorities described in Section 4.03 hereof, constitutes the valid and binding obligation of Northwest, enforceable against Northwest in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally.

         (b) Subject to the receipt of approvals from the Regulatory Authorities referred to in Section 5.03 hereof and the compliance by Skibo and Northwest with any conditions contained therein,

         (A) the execution and delivery of this Agreement by Northwest,

         (B) the consummation of the transactions contemplated hereby, and

         (C) compliance by Northwest with any of the terms or provisions hereof,

will not (i) conflict with or result in a breach of any provision of the charter or bylaws of Northwest MHC or Northwest Bancorp, or the articles of incorporation or bylaws of Northwest Bank or any Northwest Subsidiary; (ii) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Northwest or any Northwest Subsidiary or any of their respective properties or assets; or (iii) violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default), under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of Northwest under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other investment or obligation to which Northwest is a party, or by which it or any of its properties or assets may be bound or affected, except in the case of clauses (i) and (iii) above, for violations which individually or in the aggregate would not have a Material Adverse Effect on Northwest.

         Section 4.03      Consents

         Except for consents, waivers, approvals, filings and registrations from or with the OTS and the SEC, and compliance with any conditions contained therein, and the approval of this Agreement by the stockholders of Skibo Financial and, if necessary, the members of Skibo MHC, no consents, waivers or approvals of, or filings or registrations with, any public body or governmental authority are necessary, and no consents, waivers or approvals of, or filings or registrations with, any third parties are necessary in connection with (a) the execution and delivery of this Agreement by Northwest, and (b) the completion by Northwest of the transactions contemplated hereby. Northwest has no reason to believe that (i) any required consents or approvals will not be received or will be received with conditions, limitations or restrictions unacceptable to it or which would adversely impact Northwest' ability to complete the transactions described in this Agreement or that (ii) any public body or authority, the consent or approval of which is not required or any filing which is not required, will object to the completion of the transactions described in this Agreement.

         Section 4.04      Northwest Financial Statements

         Northwest Bancorp has previously made available to Skibo the Northwest Financials. The Northwest Financials (including the related notes where applicable) fairly present in each case in all material respects (subject in the case of the unaudited interim statements to normal year-end adjustments), the consolidated financial condition, results of operations and cash flows of Northwest Bancorp as of and for the respective periods ending on the dates thereof and have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as indicated therein, or in the case of unaudited statements, as permitted by Form 10-Q.

         Section 4.05      Material Adverse Effect

         Northwest has not suffered any Material Adverse Effect since June 30, 2002.

         Section 4.06      Legal Proceedings

         Northwest is not a party to any, and there are no pending or, to the best of Northwest's knowledge, threatened legal, administrative, arbitration or other proceedings, actions or governmental investigations of any nature (i) against Northwest, (ii) to which Northwest's assets are or may be subject, (iii) challenging the validity or propriety of any of the transactions contemplated by this Agreement, or (iv) which could adversely affect the ability of Northwest to perform under this Agreement, except for any proceedings, claims, actions, investigations or inquiries referred to in clauses (i) or (ii) which, if adversely determined, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Northwest.

         Section 4.07      Compliance With Applicable Law

         (a) Northwest holds all licenses, franchises, permits and authorizations necessary for the lawful conduct of its businesses under, and has complied in all material respects with, applicable laws, statutes, orders, rules or regulations of any Federal, state or local governmental authority relating to it, other than where such failure to hold or such noncompliance will neither result in a limitation in any material respect on the conduct of its businesses nor otherwise have a Material Adverse Effect on Northwest.

         (b) Northwest has not received any notification or communication from any Regulatory Authority (i) asserting that Northwest is not in compliance with any of the statutes, regulations or ordinances which such Regulatory Authority enforces; (ii) threatening to revoke any license, franchise, permit or governmental authorization which is material to Northwest; (iii) requiring or threatening to require Northwest, or indicating that Northwest may be required, to enter into a cease and desist order, agreement or memorandum of understanding or any other agreement restricting or limiting, or purporting to restrict or limit, in any manner the operations of Northwest; or (iv) directing, restricting or limiting, or purporting to direct, restrict or limit, in any manner the operations of Northwest, including without limitation any restriction on the payment of dividends (any such notice, communication, memorandum, agreement or order described in this sentence is hereinafter referred to as a "Regulatory Agreement"). Northwest has not consented to or entered into any currently effective Regulatory Agreement. The most recent regulatory rating given to Northwest Bank as to compliance with the CRA is satisfactory or better.

         Section 4.08      Northwest Benefit Plans

         (a) Northwest has provided Skibo with a complete and accurate list of all pension, retirement, group insurance, and other employee benefit plans and arrangements, including, but not limited to, "employee benefit plans," as defined in Section 3(3) of ERISA, incentive and welfare policies, contracts, plans and arrangements with respect to any present employees of Northwest (hereinafter collectively referred to as the "Northwest Employee Plans" and individually as a "Northwest Employee Plan"). Each of the Northwest Employee Plans complies in all material respects with all applicable requirements of ERISA, the IRC and other applicable laws.

         (b) No Northwest Employee Plan which is subject to Title IV of ERISA (each such plan shall be referred to herein as a "Northwest Pension Plan") had an "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, as of the last day of the end of the most recent plan year ending prior to the date hereof; the fair market value of the assets of each Northwest Pension Plan exceeds the present value of the "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA) under such Northwest Pension Plan as of the end of the most recent plan year with respect to the respective Northwest Pension Plan ending prior to the date hereof, calculated on the basis of the actuarial assumptions used in the most recent actuarial valuation for such Northwest Pension Plan as of the date hereof; and no notice of a "reportable event" (as defined in Section 4043 of ERISA) for which the 30-day reporting requirement has not been waived has been required to be filed for any Northwest Pension Plan within the 12-month period ending on the date hereof.

         (c) Each Northwest Employee Plan that is an "employee pension benefit plan" (as defined in Section 3(2) of ERISA) and which is intended to be qualified under Section 401(a) of the IRC has received a favorable determination letter from the IRS, and Northwest is not aware of any circumstances likely to result in revocation of any such favorable determination letter. There is no pending or, to Northwest's knowledge, threatened litigation, administrative action or proceeding relating to any Northwest Employee Plan.

         Section 4.09      Regulatory Approvals

         Northwest is not aware of any reason that it cannot obtain any of the approvals of Regulatory Authorities necessary to consummate the transactions contemplated by this Agreement, and Northwest has not received any advice or information from any regulatory authority indicating that such approvals will be denied or are doubtful or will be unduly delayed.

         Section 4.10      Securities Documents

         Northwest Bancorp has made available to Skibo copies of its (i) annual reports on Form 10-K for the years ended June 30, 2002 and 2001, (ii) quarterly reports on Form 10-Q for the quarters ended December 31, 2002 and March 31, 2003, and (iii) proxy materials used in connection with its most recent meeting of stockholders (the availability of the preceding documents will be assumed if such documents are filed on EDGAR). Such reports and such proxy materials, at the time filed, did not contain any untrue statements of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading.

                                    ARTICLE V
                            COVENANTS OF THE PARTIES

         Section 5.01      Conduct of the Business of Skibo

         (a) From the date of this Agreement to the Closing Date, Skibo will conduct its business and engage in transactions, including extensions of credit, only in the ordinary course and consistent with past practice and policies in existence on the date hereof, except as otherwise required or contemplated by this Agreement or with the written consent of Northwest Bank. Skibo will use its reasonable good faith efforts to (i) preserve its business organizations intact,
(ii) maintain good relationships with its employees, and (iii) preserve the goodwill of its customers and others with whom business relationships exist. From the date hereof to the Closing Date, except as otherwise consented to or approved by Northwest in writing (which approval will not be unreasonably delayed or withheld) or as contemplated or required by this Agreement, Skibo will not:

                  (i) amend or change any provision of its certificate of incorporation, charter, or bylaws;

                  (ii) change the number of authorized or issued shares of its capital stock or issue or grant any Right or agreement of any character relating to its authorized or issued capital stock or any securities convertible into shares of such stock, or split, combine or reclassify any shares of capital stock, or declare, set aside or pay any dividend or other distribution in respect of capital stock or redeem or otherwise acquire any shares of capital stock, except that (I) Skibo Financial may pay quarterly cash dividends to stockholders (other than Skibo MHC) only to the extent that such dividend payments do not exceed Skibo Financial's net income as recorded in its financial statements (with net income defined as including all nonrecurring or extraordinary items such as extraordinary expenses related to this Agreement and the transactions contemplated hereby) for that quarter, and (II) Skibo Financial may issue Skibo Financial Common Stock upon the valid exercise of presently outstanding options to acquire Skibo Financial Common Stock in accordance with the information set forth in Skibo Disclosure Schedule 3.02(a) and the Skibo Compensation and Benefit Plans;

                  (iii) except as required by this Agreement, grant or agree to pay any bonus, severance or termination payment to, enter into or amend, or take any action (other than executing this Agreement) that would trigger obligations under any employment agreement, severance agreement, supplemental executive agreement, or similar agreement or arrangement with any of its directors, officers or employees, or increase in any manner the compensation or fringe benefits of any employee, officer or director, except for salary increases in the ordinary course of business consistent with past practice or as may be required pursuant to legally binding commitments existing on the date hereof set forth in Skibo Financial Schedules 3.08 and 3.12; and provided further, that bonuses may be paid to employees with respect to the year ending December 31, 2003 as set forth in Skibo Disclosure
         Schedule 5.01(a)(iii) to the extent that the related expense has been accrued and the bonuses are generally consistent (with respect to amounts and persons covered) with past practices;

                  (iv) enter into or, except as may be required by law or by the terms of this Agreement, modify any pension, retirement, stock option, stock purchase, stock appreciation right, stock grant, savings, profit sharing, deferred compensation, supplemental retirement, consulting, bonus, group insurance or other employee benefit, incentive or welfare contract, plan or arrangement, or any trust agreement related thereto, in respect of any of its directors, officers or employees; or make any contributions to any defined contribution or defined benefit plan not in the ordinary course of business consistent with past practice other than contributions necessary to terminate and pay out benefits of the First Carnegie Defined Benefit Pension Plan (the "Defined Benefit Plan") and the First Carnegie Deposit Supplemental Executive Retirement Plan (the "SERP"); or materially amend any Skibo Compensation and Benefit Plan other than amendments that are required by law to be made prior to the Merger Effective Date, or amendments required by the terms of this Agreement;

                  (v) except as otherwise provided in Section 5.06 of this Agreement, merge or consolidate Skibo with any other corporation; sell or lease all or any substantial portion of the assets or business of Skibo; make any acquisition of all or any substantial portion of the business or assets of any other person, firm, association, corporation or business organization other than in connection with foreclosures, settlements in lieu of foreclosure, troubled loan or debt restructuring, or the collection of any loan or credit arrangement between Skibo and any other person; enter into a purchase and assumption transaction with respect to deposits and liabilities; permit the revocation or surrender by Skibo of its certificate of authority to maintain, or file an application for the relocation of, any existing branch office, or file an application for a certificate of authority to establish a new branch office;

                  (vi) sell or otherwise dispose of the capital stock of Skibo or sell or otherwise dispose of any asset of Skibo other than in the ordinary course of business consistent with past practice; subject any asset of Skibo to any lien, pledge, security interest or other encumbrance (other than in connection with deposits, repurchase agreements, bankers acceptances, FHLB of Pittsburgh advances, "treasury tax and loan" accounts established in the ordinary course of business and transactions in "Federal funds" and the satisfaction of legal requirements in the exercise of trust powers) other than in the ordinary course of business consistent with past practice; incur any indebtedness for borrowed money (or guarantee any indebtedness for borrowed money), except in the ordinary course of business consistent with past practice;

                  (vii) take any action which would result in any of the representations and warranties of Skibo set forth in Article III of this Agreement becoming untrue as of any date after the date hereof (except as to any representation or warranty which specifically relates to an earlier date) or in any of the conditions set forth in Article VI hereof not being satisfied, except in each case as may be required by applicable law;

                  (viii) change any method, practice or principle of accounting, except as may be required from time to time by GAAP (without regard to any optional early adoption date) or any Regulatory Authority responsible for regulating Skibo;

                  (ix) waive, release, grant or transfer any material rights of value or modify or change in any material respect any existing material agreement or indebtedness to which Skibo is a party, other than in the ordinary course of business, consistent with past practice;

                  (x) purchase any security for its investment portfolio not rated "A" or higher by either Standard & Poor's Corporation or Moody's Investor Services, Inc, or with a remaining term to maturity of more than five (5) years;

                  (xi) make any new loan or other credit facility commitment (including without limitation, lines of credit and letters of credit) to any borrower or group of affiliated borrowers in excess of $100,000 in the aggregate, or increase, compromise, extend, renew or modify any existing loan or commitment outstanding in excess of $100,000, except for loans secured by one- to four- family, residential real property in an amount not exceeding $300,000 (on the basis of and consistent with existing lending policies);

                  (xii)   enter  into,   renew,   extend  or  modify  any  other
         transaction with any Affiliate;

                  (xiii) enter into any futures contract, option, interest rate caps, interest rate floors, interest rate exchange agreement or other agreement or, except in the ordinary course of business and consistent with past practice, take any other action for purposes of hedging the exposure of its interest-earning assets and interest-bearing liabilities to changes in market rates of interest;

                  (xiv) except for the execution of, and as otherwise provided in or contemplated by, this Agreement, take any action that would give rise to a right of payment to any individual under any employment agreement, or take any action that would give rise to a right of payment to any individual under any Skibo Compensation and Benefit Plan;

                  (xv) make any change in policies with regard to the extension of credit, the establishment of reserves with respect to the possible loss thereon or the charge off of losses incurred thereon, investment, asset/liability management or other material banking policies in any material respect except as may be required by changes in applicable law or regulations or in GAAP or by applicable regulatory authorities;

                  (xvi) make any capital expenditures in excess of $25,000 individually or $100,000 in the aggregate, other than pursuant to binding commitments existing on the date hereof and other than expenditures necessary to maintain existing assets in good repair;

                  (xvii) purchase or otherwise acquire, or sell or otherwise dispose of, any assets or incur any liabilities other than in the ordinary course of business consistent with past practices and policies;

                  (xviii) incur any non-deposit liability in excess of $250,000 other than in the ordinary course of business consistent with past practice; or

                  (xix) agree to do any of the foregoing.

         (b) For purposes of this Section 5.01, unless provided for in a business plan, budget or similar document delivered to Northwest prior to the date of this Agreement, it shall not be considered in the ordinary course of business for Skibo to do any of the following: (i) make any sale, assignment, transfer, pledge, hypothecation or other disposition of any assets having a book or market value, whichever is greater, in the aggregate in excess of $100,000, other than pledges of assets to secure government deposits, to exercise trust powers, sales of assets received in satisfaction of debts previously contracted in the normal course of business, issuance of loans, sales of previously purchased government guaranteed loans, or transactions in the investment securities portfolio by Skibo or repurchase agreements made, in each case, in the ordinary course of business; or (ii) undertake or enter any lease, contract or other commitment for its account, other than in the normal course of providing credit to customers as part of its banking business, involving a payment by Skibo of more than $50,000 annually, or containing a material financial commitment and extending beyond 12 months from the date hereof.

         Section 5.02      Access; Confidentiality

         (a) Skibo shall permit Northwest and its representatives reasonable access to its properties and make available to them all books, papers and records relating to the assets, properties, operations, obligations and liabilities of Skibo, including, but not limited to, all books of account (including the general ledger), tax records, minute books of meetings of boards of directors (and any committees thereof) (other than minutes of any confidential discussion of this Agreement and the transactions contemplated hereby), and stockholders, organizational documents, bylaws, material contracts and agreements, filings with any regulatory authority, accountants' work papers, litigation files, plans affecting employees, and any other business activities or prospects in which Northwest may have a reasonable interest (provided that Skibo shall not be required to provide access to any information that would violate its attorney-client privilege or any employee or customer privacy policies, laws or regulations). Skibo shall make its respective officers, employees and agents and authorized representatives (including counsel and independent public accountants) available to confer with Northwest and its representatives. First Carnegie shall provide in a timely manner to Northwest Bank's officer in charge of retail banking copies of current rate sheets for all deposit and loan products. Skibo shall permit Northwest, at its expense, to cause a "phase I environmental audit" and a "phase II environmental audit" to be performed at any physical location owned or occupied by Skibo, provided that such audit is contracted for within forty-five
(45) days of the date of this Agreement and commenced as soon as practicable thereafter. The Northwest Parties agree to abide and be bound by the confidentiality letter between FinPro (in FinPro's capacity as an agent for Skibo) and Northwest Bancorp dated and acknowledged on January 17, 2003, (the "Confidentiality Letter") as if each such party had executed such Confidentiality Letter originally and the Northwest Parties will hold all information delivered pursuant to this Section 5.02 in confidence to the extent required by, and in accordance with, the provisions of the Confidentiality Letter.

         (b) Northwest agrees to conduct such investigations and discussions hereunder in a manner so as not to interfere unreasonably with normal operations and customer and employee relationships of the other party.

         (c) In addition to the access permitted by subparagraph (a) above, from the date of this Agreement through the Closing Date, Skibo shall permit employees of Northwest Bank reasonable access to information relating to problem loans, loan restructurings and loan work-outs of First Carnegie.

         Section 5.03      Regulatory Matters and Consents

         (a) Northwest will, in consultation with Skibo, prepare all Applications (other than the Stockholder Proxy Statement and, if necessary, the Member Proxy Statement) and make all filings for, and use its best efforts to obtain as promptly as practicable after the date hereof, all necessary permits, consents, approvals, waivers and authorizations of all Regulatory Authorities or other Persons necessary or advisable to consummate the transactions contemplated by this Agreement. Northwest shall file the Applications within forty-five (45) days of the date of this Agreement, or as soon as practicable thereafter.

         (b) Skibo will furnish Northwest with all information concerning Skibo as may be necessary or advisable in connection with any Application or filing made by or on behalf of Northwest to any Regulatory Authority in connection with the transactions contemplated by this Agreement.

         (c) Northwest and Skibo will promptly furnish the other with copies of all material written communications to, or received by them from any Regulatory Authority regarding the transactions contemplated hereby, except for information filed by either party that is designated confidential.

         (d) Northwest will use its best efforts to obtain all necessary regulatory approvals to effectuate the transactions contemplated by this Agreement and related exhibits and appendices.

         (e) Skibo will use its best efforts to cooperate with Northwest to obtain all necessary regulatory approvals to effectuate the transactions contemplated by this Agreement and related exhibits and appendices.

         (f) The parties agree that they will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Regulatory Authorities. Northwest will furnish Skibo Financial and its counsel with copies of all Applications prior to filing with any Regulatory Authority and provide Skibo Financial a reasonable opportunity to provide changes to such Applications, and copies of all Applications filed by Northwest.

         (g) Skibo and Northwest will cooperate with each other in the foregoing matters and will furnish the responsible party with all information concerning it and its subsidiaries as may be necessary or advisable in connection with any Application or filing made by or on behalf of Northwest or Skibo to any Regulatory Authority in connection with the transactions contemplated by this Agreement, and such information will be accurate and complete in all material respects. In connection therewith, each party will provide certificates and other documents reasonably requested by the other.

         (h) If any (i) Regulatory Authority objects to a term or condition set forth in this Agreement, and (ii) that term or condition is modified to the satisfaction of the Regulatory Authority or is eliminated in order to satisfy the Regulatory Authority, and (iii) such modification or elimination would cause a reduction in benefits to the party for whom the term or condition was meant to benefit, then the parties shall use their best efforts to enter into an alternative arrangement so that such benefits are not reduced, provided such alternative arrangement is permissible under applicable law and is not disapproved by any Regulatory Authority and provided further that such alternative arrangement shall not be more costly than the original benefit that has been or would be reduced as a result of an objection by a Regulatory Authority.

         Section 5.04      Taking of Necessary Action

         (a) Subject to the terms and conditions of this Agreement, Northwest and Skibo shall each use its reasonable best efforts in good faith, and each of them shall cause its Subsidiaries to use their reasonable best efforts in good faith, to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws so as to permit consummation of the Merger and the other transactions contemplated hereby as soon as practicable after the date hereof, and otherwise to enable consummation of such transactions, including the satisfaction of the conditions set forth in Article VI hereof, and shall cooperate fully with the other parties hereto to that end. No party hereto shall take, or cause, or to the best of its ability permit to be taken, any action that would substantially impair the prospects of completing the Merger and the other transactions contemplated hereby pursuant to this

Agreement; provided that nothing herein contained shall preclude a party to this Agreement from exercising its rights under this Agreement.

         (b) Skibo Financial shall prepare, subject to the review of Northwest with respect to matters relating to Northwest and the transactions contemplated by this Agreement, the Stockholder Proxy Statement, which shall be filed by Skibo Financial with the SEC and mailed to the stockholders of Skibo Financial in connection with the meeting of its stockholders and transactions contemplated hereby, and which shall conform to all applicable legal requirements. Should it be required by Regulatory Authorities, Skibo MHC shall prepare, subject to the review and consent of Northwest with respect to matters relating to Northwest and the transactions contemplated by this Agreement, the Member Proxy Statement, which shall be filed by Skibo MHC with the Regulatory Authorities and mailed to members of Skibo MHC in connection with any meeting of depositors and the transactions contemplated hereby. The parties shall cooperate with each other with respect to the preparation of the Stockholder Proxy Statement and any Member Proxy Statement. Skibo Financial and Skibo MHC shall, as promptly as practicable following the preparation thereof, file any proxy statement with the Regulatory Authorities, and use all reasonable efforts to have the Stockholder Proxy Statement mailed to stockholders, and if necessary the Member Proxy Statement mailed to members, as promptly as practicable after such filing, provided that Skibo Financial and Skibo MHC shall have received an updated Fairness Opinion as of a date no more than three days prior to the date of the Stockholder Proxy Statement (the "Updated Fairness Opinion"). Skibo Financial and First Carnegie will promptly advise Northwest of the time when the Stockholder Proxy Statement and any Member Proxy Statement has been filed and mailed, and of any comments from any Regulatory Authority and any request by any Regulatory Authority for additional information.

         (c) Northwest agrees that the information to be supplied by Northwest for inclusion in the Stockholder Proxy Statement and any Member Proxy Statement will not, at the time they are mailed, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading. The information supplied, or to be supplied, by Northwest for inclusion in the Applications will be, at the time such documents are filed with any Regulatory Authority, accurate in all material respects.

         (d) Skibo agrees that, except for any information provided by Northwest concerning Northwest for inclusion therein, the Stockholder Proxy Statement and any Member Proxy Statement will not, at the time it or they are mailed, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading. The information supplied, or to be supplied, by Skibo for inclusion in the Applications will be, at the time such documents are filed with any Regulatory Authority, accurate in all material aspects.

         Section 5.05      Certain Agreements

         (a) Northwest shall maintain in effect for three years from the Merger Effective Date, if available, the current directors' and officers' liability insurance policy maintained by Skibo Financial (provided that Northwest may substitute therefor policies of substantially the same coverage containing terms and conditions which are not materially less favorable) with respect to matters occurring at or prior to the Closing Date; provided however that in no event shall Northwest be required to expend annually pursuant to this section more than the amount equal to 125% of the current annual amount expended by Skibo to maintain or procure insurance coverage pursuant hereto. In connection with the foregoing, Skibo Financial agrees to provide such insurer or substitute insurer with such representations as such insurer may request with respect to the reporting of any prior claims.

         (b) For a period of six years from the Merger Effective Date, Northwest agrees to indemnify, defend and hold harmless each present and former director and officer of Skibo determined as of the Closing Date (the "Indemnified Parties") against all losses, claims, damages, costs, expenses (including reasonable attorneys' fees and expenses), liabilities, judgments or amounts paid in settlement (with the approval of Northwest, which approval shall not be unreasonably withheld) or in connection with any claim, action, suit, proceeding or investigation arising out of matters existing or occurring at or prior to the Merger Effective Date (a "Claim") in which an Indemnified Party is, or is threatened to be made, a party or a witness based in whole or in part on, or arising in whole or in part out of, the fact that such person is or was a director or officer of Skibo, regardless of whether such Claim is asserted or claimed prior to, at or after the Closing Date, to the fullest extent to which directors and officers of Skibo are entitled under Federal law, or Skibo' charters and bylaws, or other applicable law as in effect on the date hereof (and Northwest shall pay expenses in advance of the final disposition of any such action or proceeding to each Indemnified Party to the extent permissible to a Federal corporation or savings bank, or Skibo' charters and bylaws; provided, that the person to whom expenses are advanced provides an undertaking to repay such expenses if it is ultimately determined that such person is not entitled to indemnification). All rights to indemnification in respect of a Claim asserted or made within the period described in the preceding sentence shall continue until the final disposition of such Claim.

         (c) Any  Indemnified  Party  wishing  to  claim  indemnification  under
Section 5.05(b), upon learning of any Claim, shall promptly notify Northwest, but the failure to so notify shall not relieve Northwest of any liability it may have to such Indemnified Party except to the extent that such failure materially prejudices Northwest. In the event of any Claim, (i) Northwest shall have the right to assume the defense thereof (with counsel reasonably satisfactory to the Indemnified Party) and shall not be liable to the Indemnified Party for any legal expenses of other counsel or any other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof, except that, if Northwest elects not to assume such defense or counsel for the Indemnified Party advises that there are issues which raise conflicts of interest between Northwest and the Indemnified Party, the Indemnified Party may retain counsel satisfactory to them, and Northwest shall pay all reasonable fees and expenses of such counsel for the Indemnified Party promptly as statements therefor are received, provided further that Northwest shall in all cases be obligated pursuant to this paragraph to pay for only one firm of counsel for all Indemnified Parties, (ii) the Indemnified Parties will cooperate in the defense of any such Claim and (iii) Northwest shall not be liable for any settlement effected without its prior written consent (which consent shall not unreasonably be withheld).

         (d) In the event Northwest or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not continue or survive such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Northwest assume the obligations set forth in this
Section 5.05.

         (e) The provisions of this Section 5.05 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives.

         Section 5.06      No Other Bids and Related Matters

         (a) From and after the date hereof until the termination of this Agreement, neither Skibo nor any of its officers, directors, employees, representatives, agents or affiliates (including, without limitation, any investment banker, attorney or accountant retained by Skibo), will, directly or indirectly, initiate, solicit or knowingly encourage (including by way of furnishing non-public information or assistance), or facilitate knowingly, any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal (as defined below), or enter into or maintain or continue discussions or negotiate with any person or entity in furtherance of such inquiries or to obtain an Acquisition Proposal or agree to or endorse any Acquisition Proposal, or authorize or permit any of its officers, directors, or employees or any of its subsidiaries or any investment banker, financial advisor, attorney, accountant or other representative retained by any of its subsidiaries to take any such action, and Skibo shall notify Northwest orally (within two business days) and in writing (as promptly as practicable) of all of the relevant details relating to all inquiries and proposals which it or any such officer, director, employee, investment banker, financial advisor, attorney, accountant or other representative may receive relating to any of such matters; provided, however, that nothing contained in this Section 5.06 shall prohibit the Board of Directors from:

                  (i) furnishing information to, or entering into discussions or negotiations with any person or entity that makes an unsolicited written, bona fide proposal, to acquire Skibo Financial and/or First Carnegie pursuant to a merger, consolidation, share exchange, business combination, tender or exchange offer or other similar transaction, if, and only to the extent that,

                           (A)  the  Board  of  Directors  of  Skibo   Financial
                  receives a written opinion from its independent financial advisor that such proposal is superior to the Merger from a financial point of view to Skibo Financial stockholders;

                           (B) the Board of Directors of Skibo Financial,  after
                  consultation with and receipt of the advice of independent legal counsel (including whether the proposed acquiror may legally acquire Skibo and the prospects of regulatory approval under regulations and policies of the OTS), determines in good faith that such action is necessary for the Board of Directors of Skibo Financial to comply with its fiduciary duties to stockholders under applicable law (such proposal that satisfies (A) and (B) being referred to herein as a "Superior Proposal");

                           (C) prior to furnishing such information to, or entering into discussions or negotiations with, such person or entity, Skibo Financial provides reasonable notice to Northwest to the effect that it is furnishing information to, or entering into discussions or negotiations with, such person or entity and Skibo Financial receives from such person or entity an executed confidentiality agreement; and

                           (D)  the   Skibo   Financial   special   meeting   of
                  stockholders convened to approve this Agreement has not occurred;

                  (ii) complying with Rule 14e-2 promulgated under the Exchange Act with regard to a tender or exchange offer; or

                  (iii) prior to the Skibo Financial meeting of stockholders convened to approve this Agreement, failing to make or withdrawing or modifying its recommendation to stockholders, if the Board of Directors of Skibo Financial, after consultation with and based upon the advice of independent legal counsel, determined in good faith that such action is necessary for such Board of Directors to comply with its fiduciary duties to stockholders under applicable law.

         (b) For purposes of this Agreement, "Acquisition Proposal" shall mean any of the following (other than the transactions contemplated hereunder) involving Skibo: (i) any merger, consolidation, share exchange, business combination, or other similar transaction; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 20% or more of the assets of Skibo Financial or First Carnegie, taken as a whole, in a single transaction or series of transactions; (iii) any tender offer or exchange offer for 20% or more of the outstanding shares of capital stock of Skibo Financial or the filing of a registration statement under the Securities Laws in connection therewith; or
(iv) any bona fide public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

         Section  5.07  Duty to  Advise;  Duty to  Update  the  Skibo  Financial
Schedules

         Skibo shall promptly advise Northwest of any change or event having a Material Adverse Effect on Skibo or which Skibo believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants set forth herein. Skibo shall update the Skibo Financial Schedules as promptly as practicable after the occurrence of an event or fact that, if such event or fact had occurred prior to the date of this Agreement, would have been disclosed in the Skibo Financial Schedules. The delivery of such updated Skibo Disclosure Schedule shall not relieve Skibo from any breach or violation of this Agreement and shall not have any effect for the purposes of determining the satisfaction of the condition set forth in Sections 6.02(c) hereof.

         Section 5.08      Conduct of Northwest's Business

         (a) From the date of this Agreement to the Closing Date, Northwest will use its best efforts to preserve its business organizations intact, maintain good relationships with employees, and preserve for itself the goodwill of customers of Northwest. From the date of this Agreement to the Closing Date, Northwest will not

                  (i) amend its  charter  or bylaws in any  manner  inconsistent
         with  the   prompt  and  timely   consummation   of  the   transactions
         contemplated by this Agreement;

                  (ii) take any action that would result in any of the representations and warranties of Northwest set forth in Article IV of this Agreement becoming untrue as of any date after the date hereof or in any of the conditions set forth in Article VI hereof not being satisfied, except in each case as may be required by applicable law;

                  (iii) take any action that would or is reasonably likely to adversely effect or materially delay the receipt of the necessary approvals from the Regulatory Authorities;

                  (iv) take action that would or is reasonably likely to materially and adversely affect Northwest's ability to perform its covenants and agreements under this Agreement;

                  (v) take any action that would result in any of the conditions to the transactions contemplated by this Agreement not being satisfied; or

                  (vi) agree to do any of the foregoing.

         Section 5.09      Board and Committee Minutes

         Each of the Skibo Parties shall provide to Northwest, within twenty-five (25) days after any meeting of their respective Board of Directors, or any committee thereof, or any senior management committee, a copy of the minutes of such meeting, except that with respect to any meeting held within twenty-five (25) days of the Closing Date, such minutes shall be provided to each party prior to the Closing Date. Skibo may exclude from the minutes matters
(i) relating to merger negotiations, (ii) associated with Section 5.06, or (iii) relating to discussions of possible breaches of this Agreement by Northwest.

         Section 5.10      Undertakings by the Parties

         (a) From and after the date of this Agreement:

                  (i) Voting by Directors and Executive Officers. Concurrently with the execution of this Agreement, or within five (5) business days thereof, all Directors and the Executive Officers of Skibo set forth in Skibo Disclosure Schedule 5.10(a)(i), shall have entered into the agreement set forth as Exhibit C to this Agreement;

                  (ii) Proxy Solicitor. If requested to do so by Northwest, Skibo Financial and/or Skibo MHC shall retain a proxy solicitor in connection with the solicitation of stockholders and if necessary Skibo MHC member approval of this Agreement and the transaction contemplated hereby;

                  (iii) Outside Service Bureau Contracts. If requested to do so by Northwest, First Carnegie shall use its best efforts to obtain an extension of any contract with an outside service bureau or other vendor of services to First Carnegie, on terms and conditions mutually acceptable to First Carnegie and Northwest Bank;

                  (iv) Board Meetings. Each of the Skibo Parties shall permit a representative of Northwest to attend meetings of their Boards of Directors or the Executive Committees thereof (provided that they shall not be required to permit the Northwest representative to remain present during any confidential discussion of the Agreement and the transactions contemplated thereby or any matter associated with Section 5.06);

                  (v) List of Nonperforming Assets. First Carnegie shall provide Northwest Bank, within ten (10) days of the end of each calendar month, a written list of nonperforming assets (the term "nonperforming assets," for purposes of this subsection, means (i) loans that are "troubled debt restructuring" as defined in Statement of Financial Accounting Standards No. 15, "Accounting by Debtors and Creditors for Troubled Debt Restructuring," (ii) loans on nonaccrual, (iii) real estate owned, (iv) all loans ninety (90) days or more past due as of the end of such month and (v) and impaired loans); and

                  (vi) Reserves and Merger-Related Costs. On or before the Merger Effective Date, and at the request of Northwest, Skibo Financial shall establish such additional accruals and reserves as may be necessary to conform the accounting reserve practices and methods (including credit loss practices and methods) of Skibo Financial to those of Northwest Bancorp (as such practices and methods are to be applied to Northwest Bancorp from and after the Closing Date) and Northwest Bancorp plans with respect to the conduct of the business of Skibo Financial following the Merger and otherwise to reflect Merger-related expenses and costs incurred by Skibo Financial, provided, however, that Skibo Financial shall not be required to take such action unless Northwest Bancorp agrees in writing that all conditions to closing set forth in Section 6.02 have been satisfied or waived (except for the expiration of any applicable waiting periods); prior to the delivery by Northwest Bancorp of the writing referred to in the preceding clause, Skibo Financial shall provide Northwest Bancorp a written statement, certified without personal liability by the chief executive officer of Skibo Financial and dated the date of such writing, that the representations made in Section 3.15 hereof are true as of such date or, alternatively, setting forth in detail the circumstances that prevent such representation from being true as of such date; and no accrual or reserve made by Skibo Financial or any Skibo Subsidiary pursuant to this subsection, or any litigation or regulatory proceeding arising out of any such accrual or reserve, shall constitute or be deemed to be a breach or violation of any representation, warranty, covenant, condition or other provision of this Agreement or constitute a termination event within the meaning of
         Section 7.01(b) hereof. No action shall be required to be taken by Skibo Financial pursuant to this Section 5.10(vi) if, in the opinion of the independent auditor of Skibo Financial, such action would contravene GAAP.

                  (vii) Stockholders and Depositors Meetings.

                           (A) Skibo  Financial  shall use its best  efforts  to
                  file with the SEC, within sixty (60) days of the date of this Agreement, preliminary proxy materials relating to this Agreement, and shall mail the Stockholder Proxy Statement within thirty (30) days thereafter, or such longer period as may be necessitated by SEC review and comment with respect to the Stockholder Proxy Statement, and shall submit this Agreement to its stockholders for approval at a meeting to be held within thirty-five (35) days after the date of the mailing of the Stockholder Proxy Statement. Subject to the receipt of the Updated Fairness Opinion, the Board of Directors shall recommend approval of this Agreement to the Skibo Financial stockholders. The Board of Directors of Skibo Financial may fail to make such a recommendation, or withdraw, modify or change any such recommendation only in connection with a Superior Proposal, as set forth in Section 5.06 of this Agreement, and only if such Board of Directors, after having consulted with and considered the advice of outside counsel to such Board, has determined that the making of such recommendation, or the failure so to withdraw, modify or change its recommendation, would constitute a breach of the fiduciary duties of such Board.

                           (B) If required by Regulatory Authorities, as soon as
                  practicable Skibo MHC shall submit this Agreement to Skibo MHC members for approval, and the Board of Directors of Skibo MHC shall, subject to its fiduciary duties, recommend approval of this Agreement to the members of Skibo MHC. Skibo MHC shall take all steps necessary in order to hold a special meeting of members for the purpose of approving this Agreement as soon as practicable. At the meeting of stockholders of Skibo Financial held to approve this Agreement, the Board of Directors of Skibo MHC shall vote the shares of Skibo Financial held by Skibo MHC as determined by the vote of the Skibo MHC members, and if no such members' vote is taken, the Board of Directors of Skibo MHC shall vote the shares of Skibo Financial held by Skibo MHC in favor of this Agreement, subject to its fiduciary duties.

         (b) From and after the date of this Agreement, Northwest and Skibo shall each:

                  (i) Filings and Approvals. Cooperate with the other in the preparation and filing, as soon as practicable, of (A) the Applications, (B) the Stockholder Proxy Statement and any Member Proxy Statement, (C) all other documents necessary to obtain any other approvals and consents required to effect the completion of the Merger, and the transactions contemplated by this Agreement, and (D) all other documents contemplated by this Agreement;

                  (ii)   Public   Announcements.   Cooperate   and  cause  their
         respective officers, directors, employees and agents to cooperate in good faith, consistent with their respective legal obligations, in the preparation and distribution of, and agree upon the form and substance of, any press release related to this Agreement and the transactions contemplated hereby, and any other public disclosures related thereto, including without limitation communications to stockholders, internal announcements and customer disclosures, but nothing contained herein shall prohibit either party from making any disclosure which its counsel deems necessary, provided that the disclosing party notifies the other party reasonably in advance of the timing and contents of such disclosure;

                  (iii) Maintenance of Insurance. Maintain insurance in such amounts as are reasonable to cover such risks as are customary in relation to the character and location of its properties and the nature of its business;

                  (iv) Maintenance of Books and Records. Maintain books of account and records in accordance with GAAP applied on a basis consistent with those principles used in preparing the financial statements heretofore delivered;

                  (v) Delivery of Securities Documents. Deliver to the other copies of all Securities Documents simultaneously with the filing thereof; and

                  (vi) Taxes. File all Federal, state, and local tax returns required to be filed by them on or before the date such returns are due (including any extensions) and pay all taxes shown to be due on such returns on or before the date such payment is due.

         Section  5.11  Employee  and   Termination   Benefits;   Directors  and
Management

         (a) Employee Benefits. Except as otherwise provided in this Section 5.11, as of or after the Merger Effective Date, and at Northwest's election and subject to the requirements of the IRC and ERISA, the Skibo Compensation and Benefit Plans may continue to be maintained separately, consolidated, terminated or frozen, provided, however, that the Defined Benefit Plan and the SERP will terminate at the Merger Effective Date and benefits shall be paid to participants in the SERP on the Merger Effective Date and under the Defined Benefit Plan in accordance with the plan documents and the requirements of the IRC and the PBGC. In connection with the termination of the defined benefit plan, Skibo prior to the Merger Effective Date, and Northwest on and after the Merger Effective Date, shall file a determination letter request for a ruling on the tax-qualified status of the defined benefit plan under IRC Section 401(a) on termination and will make all applicable filings with the PBGC. In the event of a consolidation of any or all of such plans or in the event of termination (or freeze) of any Skibo Compensation and Benefit Plan, Skibo employees who are participants in the Skibo Compensation and Benefit Plans and who continue employment with Northwest ("Continuing Employees") shall receive credit for service with First Carnegie (for purposes of eligibility and vesting determination but not for benefit accrual purposes) under any existing Northwest benefit plan other than the Northwest ESOP, the post-retirement provisions of the Northwest health care plan (which post-retirement provisions have been frozen) and the Holiday Bonus Plan, and any future Northwest benefit plan in which such employees or their dependents would be eligible to enroll to the extent that prior service is also not recognized for other Northwest employees, subject to any pre-existing conditions or other exclusions to which such persons were subject under the Skibo Compensation and Benefit Plans. Notwithstanding anything to the contrary herein, Continuing Employees shall be eligible to participate in the Northwest ESOP and the Holiday Bonus Plan at the same time and in the same manner as new employees of Northwest.

         (b) In the event of any termination or consolidation of any Skibo health, disability or life insurance plan with any Northwest health, disability or life insurance plan, Northwest shall make available to Continuing Employees and their dependents employer-provided health, disability or life insurance coverage on the same basis as it provides such coverage to Northwest employees. Unless a Continuing Employee affirmatively terminates coverage under a Skibo health, disability or life insurance plan prior to the time that such Continuing Employee becomes eligible to participate in the Northwest health, disability or life insurance plan, no coverage of any of the Continuing Employees or their dependents shall terminate under any of the Skibo health, disability or life insurance plans prior to the time such Continuing Employees and their dependents become eligible to participate in the health, disability or life insurance plans, programs and benefits common to all employees of Northwest and their dependents. A Continuing Employee's prior service with Skibo or a Skibo Subsidiary shall also apply for purposes of satisfying any waiting periods, actively-at-work requirements, and evidence of insurability requirements. Continuing Employees who become covered under a Northwest health plan shall be required to satisfy the deductible limitations of the Northwest health plan for the plan year in which coverage commences, without offset for deductibles satisfied under the Skibo health plan, except to the extent, Skibo and/or the Continuing Employee shall provide substantiation in a form satisfactory to Northwest, of the dollar amount of such deductibles that have been satisfied for such Continuing Employees. In the event of any termination of any Skibo health plan, or consolidation of any Skibo health plan with any health plan of Northwest Bancorp and/or Northwest Bancorp Subsidiaries, the Health Insurance Portability Accountability Act of 1996 ("HIPAA") will govern any coverage limitations due to pre-existing conditions. In the event of a termination of or consolidation of any Skibo health plan with any Northwest health plan, Continuing Employees will be required to seek reimbursement of claims arising prior to the Merger Effective Date from the Skibo health plan and shall not be entitled to seek reimbursement of claims arising prior to the Merger Effective Date from the Northwest health plan.

         (c) Nothing contained in this Agreement shall be construed to grant a contract of employment to any employee of Skibo who becomes an employee of Northwest. Any Skibo employee whose employment is terminated involuntarily (other than for cause) within twelve months of the Merger Effective Date shall receive a lump sum severance payment from First Carnegie or Northwest equal to two weeks pay at the rate then in effect, for each full year of employment with First Carnegie, with a minimum of four weeks and a maximum of twenty-six weeks. Such Skibo employees will have the right to continued health coverage under group health plans of Northwest in accordance with IRC Section 4980B(f) and ERISA Sections 601-609.

         (d) All Directors of First Carnegie as of the Merger Effective Date shall continue as directors of First Carnegie following the Merger Effective Date ("Continuing Directors") until June 30, 2005 at the current rate of compensation. As of July 1, 2005, Northwest shall establish a First Carnegie Advisory Board of Directors of the ("Skibo Advisory Board"), to be appointed annually, comprising the Continuing Directors and any other person designated by Northwest Bancorp. Subject to the exercise of fiduciary duties of the Northwest Board of Directors, such Skibo Advisory Board will be maintained until December 31, 2006. The Advisory Board shall meet no less than quarterly and each Advisory Board member who was a Continuing Director ("Skibo Advisory Directors") shall receive a fee as an advisory director of $1,800 per month for such service. Continuing Directors who are also employees of First Carnegie shall be compensated as employees and shall not receive separate compensation for service as a director of First Carnegie or a member of the Advisory Board during such time as they continue to be compensated as an employee of First Carnegie or Northwest.

         (e) At or prior to the Merger Effective Date, the First Carnegie Deposit Employee Stock Ownership Plan (the "ESOP") shall be terminated on such terms and conditions as contained in the ESOP (as of the date of this Agreement). All ESOP Participants shall fully vest and have a nonforfeitable interest in their accounts under the ESOP determined in accordance with the terms of the plan as of the Merger Effective Date. As soon as practicable after the receipt of a favorable determination letter from the Internal Revenue Service ("IRS") as to the tax qualified status of the ESOP upon its termination under Section 401(a) of the IRC (the "Final Determination Letter"), distributions of the benefits under the ESOP shall be made to the ESOP Participants. From and after the date of this Agreement, in anticipation of such termination and distribution, Skibo and its representatives before the Merger Effective Date, and Northwest and its representatives after the Merger Effective Date, shall use their best efforts to apply for and to obtain such favorable Final Determination Letter from the IRS. If Skibo and its representatives, before the Merger Effective Date, and Northwest and its representatives after the Merger Effective Date, reasonably determine that the ESOP cannot obtain a favorable Final Determination Letter, or that the amounts held therein cannot be so applied, allocated or distributed without causing the ESOP to lose its tax-qualified status, Skibo before the Merger Effective Date, and Northwest after the Merger Effective Date, shall take such action as they may reasonably determine with respect to the distribution of benefits to the ESOP Participants, provided that the assets of the ESOP shall be held or paid only for the benefit of the ESOP Participants, as determined on the Merger Effective Date, and provided further that in no event shall any portion of the amounts held in the ESOP revert, directly or indirectly, to Skibo or to Northwest or any affiliate thereof. At the time distribution of benefits is made under the ESOP on or after the Merger Effective Date, at the election of the ESOP Participant, the amount thereof that constitutes an "eligible rollover distribution" (as defined in Section 402(f)(2)(A) of the IRC) may be rolled over by such ESOP Participant to any qualified Northwest benefit plan that permits rollover distributions or to any eligible individual retirement account.

         (f) Northwest and First Carnegie shall honor all obligations under the Directors Retirement Plan to Director Craig's beneficiary. Such beneficiary shall receive an annual benefit equal to the amount, and at the time, set forth in Skibo Disclosure Schedule 5.11(f). Such annual benefit shall be paid pursuant to the applicable provisions of the Directors Retirement Plan in effect on the Merger Effective Date. No other directors shall receive any benefit under the Directors Retirement Plan.

         (g) Except as otherwise provided in this Agreement, Northwest and Skibo shall honor all obligations under the SERP to the executive participants therein as set forth in Skibo Disclosure Schedule 3.08(a). The SERP shall be terminated and the payments required thereunder, as set forth in Skibo Disclosure Schedule 5.11(g), shall be made as of the Merger Effective Date; provided, however, that neither Northwest nor Skibo shall be obligated to make any payment to any recipient that will exceed the amount that is tax deductible to Northwest or Skibo under section 280G or section 162(m) of the IRC; and provided, further, that not later than the tenth day prior to Skibo's making any payment under the SERP that is or may be characterized as contingent on a change in ownership or control of the corporation (under section 280G of the IRC), Skibo shall furnish Northwest with a calculation by Skibo or Skibo's accountant, together with related work papers, demonstrating that such payment will not result in a payment to the recipient, when aggregated with other payments that are or may be characterized as contingent on a change in ownership or control, of any amount that is not tax deductible to Skibo or Northwest, if applicable, under section 280G or section 162(m) of the IRC. In the event it is determined that a payment will or may fail to be tax deductible under Section 162(m) of the Code or cause an excess parachute payment under Section 280G of the Code, and delaying such payment until termination of employment will avoid the loss of tax deduction or characterization as an excess parachute payment, then such payment shall be delayed until termination of employment of the executive and will be paid within thirty (30) days thereafter. In connection with the termination and distribution of the SERP and contemporaneously therewith, First Carnegie and each of Walter
G. Kelly and Carol A. Gilbert shall terminate the endorsement split dollar arrangements on each of the four life insurance policies disclosed in Skibo Disclosure Schedule 3.08 that cover Mr. Kelly and Ms. Gilbert.

         (h) Until the Merger Effective Date, Skibo shall be liable for all obligations for continued health coverage pursuant to Section 4980B of the IRC and Sections 601 through 609 of ERISA ("COBRA") with respect to each Skibo qualifying beneficiary (as defined in COBRA) who incurs a qualifying event (as defined in COBRA) before the Merger Effective Date. Northwest shall be liable for (i) all obligations for continued health coverage under COBRA with respect to each Skibo qualified beneficiary (as defined in COBRA) who incurs a qualifying event (as defined in COBRA) from and after the Merger Effective Date, and (ii) for continued health coverage under COBRA from and after the Merger
Effective Date for each First Carnegie qualified beneficiary who incurs a qualifying event before the Merger Effective Date. In the event of a termination or consolidation of any Skibo health plan, terminated Skibo employees and qualified beneficiaries will have the right to continued coverage under group health plans of Northwest in accordance with IRC Section 4980B(f) and ERISA Sections 601-609, consistent with the provisions of sub-section (b) above.

         (i) Notwithstanding anything contained in any existing employment or severance agreement, as of the Merger Effective Date, Walter G. Kelly and Carol
A. Gilbert shall each execute a termination and release to his or her employment agreement, respectively, substantially in the form set forth in Skibo Disclosure
Schedule 6.02(i), which shall provide that such employment agreement shall terminate as of the Merger Effective Date and, in lieu of any rights and payments under such employment agreement, Mr. Kelly and Ms. Gilbert shall be entitled to the rights and payments identified in such termination and release agreement. In addition, Mr.

Kelly and Ms. Gilbert shall be retained as employees of First Carnegie from the Merger Effective Date through June 30, 2005, at their current rates of base pay. After June 30, 2005, Mr. Kelly will be retained as a consultant to Northwest and First Carnegie for a period of fifteen months at his current rate of pay. Similarly, after June 30, 2005, Ms. Gilbert will be retained as a consultant for twelve months at her current rate of pay. Northwest and/or First Carnegie shall continue to provide each of Mr. Kelly and Ms. Gilbert with health benefits including dependent coverage to the extent such individual is enrolled in such coverage immediately prior to becoming a consultant for the fifteen and twelve months periods respectively, that they perform services as consultants, provided, however, that the COBRA coverage period shall run concurrently with the period that Northwest provides the consultants continued health coverage. For so long as Mr. Kelly performs services as an employee or consultant, he shall continue to have the use of an automobile provided by First Carnegie and at the expiration of such term he shall be permitted to purchase such automobile at its then fair market value.

         (j) Prior to the Merger Effective Date, Skibo shall take all actions necessary to terminate the Skibo Financial Stock Option Plan and Skibo Financial Restricted Stock Plan, effective as of the Merger Effective Date.

         (k) Skibo Disclosure Schedule 3.18 sets forth the accrued but unpaid vacation pay for employees of Skibo and First Carnegie as of December 31, 2003. Upon a Skibo non-executive employee's actual termination prior to December 31, 2004 for whom vacation pay was accrued based on employment before or during 2003 with Skibo Financial or First Carnegie or for whom vacation pay was accrued during 2004 prior to the Merger Effective Date, such non-executive employee shall be paid any such accrued vacation pay. Any Continuing Employee will be entitled to any such unused vacation during 2004, provided, however if such Continuing Employee does not use such accrued vacation on or prior to December 31, 2004, such accrued but unused vacation pay shall be paid to such Continuing Employee as of December 31, 2004.

         Section 5.12 Duty to Advise; Duty to Update the Northwest Disclosure Schedules

         Northwest shall promptly advise Skibo of any change or event having a Material Adverse Effect on Northwest or which Northwest believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants set forth herein. Northwest shall update Northwest' Disclosure Schedules as promptly as practicable after the occurrence of an event or fact which, if such event or fact had occurred prior to the date of this Agreement, would have been disclosed in the Northwest Disclosure Schedule. The delivery of such updated Schedules shall not relieve Northwest from any breach or violation of this Agreement and shall not have any effect for the purposes of determining the satisfaction of the condition set forth in Section 6.01(c) hereof.

                                   ARTICLE VI
                                   CONDITIONS

         Section 6.01 Conditions to Obligations of Skibo Under this Agreement

         The obligations of Skibo under this Agreement shall be subject to satisfaction at or prior to the Closing Date of each of the following conditions, unless waived by Skibo pursuant to Section 8.03 hereof:

         (a) Corporate Proceedings. All action required to be taken by, or on the part of, Northwest to authorize the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated by this Agreement, shall have been duly and validly taken by Northwest, and Skibo Financial shall have received certified copies of the resolutions evidencing such authorizations;

         (b) Covenants. The obligations and covenants of Northwest required by this Agreement to be performed by Northwest at or prior to the Closing Date shall have been duly performed and complied with in all material respects;

         (c) Representations and Warranties. Each of the representations and warranties of Northwest in this Agreement which is qualified as to materiality shall be true and correct, and each such representation or warranty that is not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement, and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date.

         (d) Approvals of Regulatory Authorities. The MHC Merger and the Mid-Tier Merger shall have received all required approvals of Regulatory Authorities and all notice and waiting periods required thereunder shall have expired or been terminated.

         (e) No Injunction. There shall not be in effect any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby;

         (f) Officer's Certificate. Northwest shall have delivered to Skibo Financial a certificate, dated the Closing Date and signed, without personal liability, by its chairman of the board or president, to the effect that the conditions set forth in subsections (a) through (e), and (j) of this Section
6.01 have been satisfied, to the best knowledge of the officer executing the same;

         (g) Approval of the Stockholders of Skibo Financial and the Members of Skibo MHC. This Agreement and the transactions contemplated hereby shall have been approved by:

                  (i) the stockholders of Skibo Financial by such vote as is required under the HOLA and regulations and policy of the Regulatory Authorities, the charter and bylaws of Skibo Financial, and under Nasdaq requirements applicable to it; and

                  (ii) to the extent required by the Regulatory Authorities, by the members of Skibo MHC by such vote as is required.

         (h) Updated Fairness Opinion. Prior to the mailing of the Stockholder Proxy Statement, Skibo shall have received the Updated Fairness Opinion.

         (i) Employment Agreements. Northwest Bancorp shall have executed the Termination and Release Agreements and Consulting Agreements with Walter G. Kelly and Carol A. Gilbert substantially in the forms set forth as part of Skibo Disclosure Schedule 6.01(i).

         (j) Tax opinion. Northwest shall have received the favorable opinion of KPMG LLP or Luse Gorman Pomerenk & Schick, P.C., dated as of the Merger Effective Date, to the effect that the Merger Consideration paid by Northwest or Seller Bank to Skibo Financial stockholders shall not be taxed to the Skibo Financial stockholders as a dividend under IRC Section 301 but instead will be taxed as an exchange under IRC Section 302(b)(3) whereby the Skibo Financial stockholders completely terminate their interests in Skibo Financial.

         Section 6.02 Conditions to the Obligations of Northwest Under this Agreement

         The obligations of Northwest hereunder shall be subject to satisfaction at or prior to the Closing Date of each of the following conditions, unless waived by Northwest pursuant to Section 8.03 hereof:

         (a) Corporate Proceedings. All action required to be taken by, or on the part of, Skibo to authorize the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated by this Agreement, shall have been duly and validly taken by Skibo and Northwest shall have received certified copies of the resolutions evidencing such authorizations;

         (b) Covenants. The obligations and covenants of Skibo required by this Agreement to be performed at or prior to the Closing Date shall have been duly performed and complied with in all material respects;

         (c) Representations and Warranties. Each of the representations and warranties of Skibo in this Agreement which is qualified as to materiality shall be true and correct, and each such representation or warranty that is not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement, and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date.

         (d) Approvals of Regulatory Authorities. The Merger shall have received all required approvals of Regulatory Authorities (without the imposition of any conditions adversely affecting in a material respect the economic benefit Northwest reasonably expects to accrue in the transaction, excluding standard conditions that are normally imposed by the Regulatory Authorities in merger transactions); and all notice and waiting periods required thereunder shall have expired or been terminated.

         (e) No Injunction. There shall not be in effect any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby;

         (f) No Material Adverse Effect. Since March 31, 2002, there shall not have occurred any Material Adverse Effect with respect to Skibo Financial and First Carnegie; and

         (g) Officer's Certificate. Skibo MHC, Skibo Financial and First Carnegie shall have delivered to Northwest a certificate, dated the Closing Date and signed, without personal liability, by the chairman of the board or president of each, to the effect that the conditions set forth in subsections
(a) through (f) of this Section 6.02 have been satisfied, to the best knowledge of the officer executing the same.

(h) Employment Agreements. Walter G. Kelly and Carol A. Gilbert shall have executed the Termination and Release Agreements and Consulting Agreements with Northwest, substantially in the forms set forth as part of Skibo Disclosure
Schedule 6.01(i).

         (i) Funds Deposited with the Exchange Agent. On or prior to the Closing Date, Skibo Financial shall have deposited or caused to be deposited, in trust with the Exchange Agent, an amount of cash equal to the aggregate Merger Consideration that the Skibo Financial stockholders shall be entitled to receive on the Merger Effective Date pursuant to Section 2.02 of this Agreement (determined by multiplying the Merger Consideration by the number of shares of Skibo Financial Common Stock which are issued and outstanding immediately prior to the Merger Effective Date, other than shares referenced in Section 2.02(b) hereof). Northwest will provide a line of credit for the benefit of Skibo for the sole purpose of ensuring Skibo's compliance with Section 2.02 and this Section, at the request of Skibo. Such request should be made by Skibo no later than ten (10) business days prior to the Closing Date and will be made at the rates and terms substantially similar to those then offered to unaffiliated customers of Northwest.

                                   ARTICLE VII
                        TERMINATION, WAIVER AND AMENDMENT

         Section 7.01      Termination

         This Agreement may be terminated on or at any time prior to the Closing
Date:

         (a) By the mutual written consent of the parties hereto;

         (b)  By  either   Northwest,   Skibo  Financial  or  Skibo  MHC  acting
individually:

                  (i) if there shall have been a material breach of any representation, warranty, covenant or other obligation of the other party and the breach cannot be, or shall not have been, remedied within thirty (30) days after receipt by such other party of notice in writing specifying the nature of such breach and requesting that it be remedied;

                  (ii) if the Closing Date shall not have occurred on or before August 1, 2004, unless the failure of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe its obligations set forth in this Agreement required to be performed or observed by such party on or before the Closing Date; provided, however, the parties shall in good faith agree to extend such deadline for a period of an additional one hundred and twenty (120) days thereafter in the event that such parties determine that it is reasonably likely that such Closing Date will in fact occur during such extension period.

                  (iii) if  either  party  has been  informed  in  writing  by a
         Regulatory Authority whose approval or consent has been requested that such approval or consent is denied, or is granted subject to any condition that adversely affects in a material respect the economic benefit that either Party reasonably expects to accrue in the transactions unless the failure of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe its agreements set forth herein required to be performed or observed by such party on or before the Closing Date;

                  (iv) if the approval of the stockholders of Skibo Financial and any approval of the members of Skibo MHC required for the consummation of the Merger shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of stockholders or members, as the case may be, or at any adjournment or postponement thereof; or

         (c) By Northwest if (i) as provided in Section 5.06(a)(iii), the Board of Directors of Skibo MHC or Skibo Financial withdraws its recommendation of this Agreement, fails to make such recommendation or modifies or qualifies its recommendation in a manner adverse to Northwest, or (ii) Skibo MHC or Skibo Financial enters into an agreement to be acquired by, or merge or combine with, a third party in connection with a Superior Proposal.

         (d) By Skibo Financial or Skibo MHC, upon two days' prior notice to Northwest, if, as a result of a Superior Proposal, the Board of Directors of Skibo Financial or Skibo MHC determines, in good faith and in consultation with counsel, that its fiduciary duties require that such Superior Proposal be accepted.

         Section 7.02      Effect of Termination

         (a) Except as otherwise provided in this Agreement, if this Agreement is terminated pursuant to Section 7.01 hereof, this Agreement shall forthwith become void (other than the confidentiality provisions of Section 5.02(a) and Section 8.01 hereof, which shall remain in full force and effect), and there shall be no further liability on the part of Northwest or Skibo to the other, except that no party shall be relieved or released from any liabilities or damages arising out of its willful breach of any provision of this Agreement.

         (b) As a condition of Northwest's willingness, and in order to induce Northwest to enter into this Agreement and to reimburse Northwest for incurring the costs and expenses related to entering into this Agreement and consummating the transactions contemplated by this

Agreement, Skibo Financial will make an aggregate cash payment to Northwest of $1.2 million (the "Expense Fee") if Northwest has terminated this Agreement pursuant to Section 7.01(c) or Skibo Financial or Skibo MHC has terminated this Agreement pursuant to Section 7.01(d), and in such event Skibo Financial and Skibo MHC shall have no further liability to Northwest. Any payment required under this Section 7.02(b) shall be paid by Skibo Financial to Northwest (by wire transfer of immediately available funds to an account designated by Northwest) within five (5) business days after written demand by Northwest.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         Section 8.01      Expenses

         (a) Except as provided herein, each party hereto shall bear and pay all costs and expenses incurred by it in connection with the transactions contemplated hereby, including fees and expenses of its own financial consultants, accountants and counsel.

         (b) In the  event of any  termination  of this  Agreement  pursuant  to
Section 7.01(b)(i) hereof because of a breach of this Agreement by one of the parties, in addition to any other damages and remedies that may be available to the non-breaching party, the non-breaching party shall be entitled to payment of, and the breaching party shall pay to the non-breaching party, all reasonable out-of-pocket costs and expenses, including, without limitation, reasonable legal, accounting and investment banking fees and expenses, incurred by the non-breaching party in connection with entering into this Agreement and carrying out of any and all acts contemplated hereunder; provided, however, that this clause shall not be construed to relieve or release a breaching party from any additional liabilities or damages arising out of its willful breach of any provision of this Agreement.

         Section 8.02      Non-Survival of Representations and Warranties

         All representations, warranties and, except to the extent specifically provided otherwise herein, agreements and covenants shall terminate on the Closing Date, other than those covenants set forth in Sections 2.01(a), 5.05 and 5.11, which will survive the Merger.

         Section 8.03      Amendment, Extension and Waiver

         Subject to applicable law, at any time prior to the consummation of the transactions contemplated by this Agreement, the parties may (a) amend this Agreement, (b) extend the time for the performance of any of the obligations or other acts of either party hereto, (c) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (d) waive compliance with any of the agreements or conditions contained in Articles V and VI hereof or otherwise. This Agreement may not be amended except by an instrument in writing authorized by the respective Boards of Directors and signed by duly authorized officers on behalf of the parties hereto. Any agreement on the part of a party hereto to any extension or waiver shall be valid only if set forth in an instrument in writing signed by a duly authorized officer on behalf of such party, but such waiver or failure to insist on strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

         Section 8.04      Entire Agreement

         Except as set forth in this Agreement, this Agreement, including the documents and other writings referred to herein or delivered pursuant hereto, contains the entire agreement and understanding of the parties with respect to its subject matter. Except as set forth in this Agreement, this Agreement supersedes all prior arrangements and understandings between the parties, both written and oral, with respect to its subject matter. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors; provided, however, that nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto and their respective successors, any rights, remedies, obligations or liabilities other than pursuant to Sections 2.02(a)(ii), 2.02(d), 2.03, 5.05 and 5.11.

         Section 8.05      No Assignment

         Neither party hereto may assign any of its rights or obligations hereunder to any other person, without the prior written consent of the other party hereto.

         Section 8.06      Notices

         All notices or other communications hereunder shall be in writing and shall be deemed given if delivered personally, mailed by prepaid registered or certified mail (return receipt requested), or sent by telecopy, addressed as follows:

         (a) If to Northwest to:

         Northwest Bancorp, Inc.
         Liberty and Second Streets
         Warren, PA   16365
         Attn: William J. Wagner
         President and CEO
         Fax: (814) 728-7716

         with a copy to:

         Luse Gorman Pomerenk & Schick
         5335 Wisconsin Avenue, NW
         Washington, DC 20015
         Attn:    Eric Luse, Esq.
                  Marc Levy, Esq.
         Fax: (202) 362-2902

         (b) If to Skibo to:

         Skibo Financial Corp.
         242 East Main Street
         Carnegie, Pennsylvania 15106
         Attn: Walter G. Kelly
         President, and Chief Executive Officer
         Fax: (412) 276-2424

         with a copy to:
         Malizia Spidi & Fisch, PC
         1100 New York Avenue, N.W.
         Suite 340 West
         Washington, DC  20005
         Attention: Richard Fisch, Esq.
         Fax: (202) 434-4661

         Section 8.07      Captions

         The captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

         Section 8.08      Counterparts

         This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         Section 8.09      Severability

         If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. If however, any provision of this Agreement is held invalid by a court of competent jurisdiction, then the parties hereto shall in good faith amend this Agreement to include an alternative provision that accomplishes a result that is as substantially similar to the result originally intended as possible.

         Section 8.10      Governing Law

         This Agreement shall be governed by and construed in accordance with the domestic internal law (including the law of conflicts of law) of the State of Pennsylvania, except to the extent that Federal law shall be deemed to preempt such State law.

         Section 8.11      Specific Performance

         The parties hereto agree that irreparable damage would occur in the event that the provisions contained in this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions thereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.


                                        NORTHWEST SAVINGS BANK

                                            /s/William J. Wagner
                                            ------------------------------------
                                        By: William J. Wagner, President



                                        NORTHWEST BANCORP, INC.

                                            /s/William J. Wagner
                                            ------------------------------------
                                        By: William J. Wagner, President



                                        NORTHWEST BANCORP, MHC

                                            /s/William J. Wagner
                                            ------------------------------------
                                        By: William J. Wagner, President



                                        FIRST CARNEGIE DEPOSIT

                                            /s/Walter G. Kelly
                                            ------------------------------------
                                        By: Walter G. Kelly, President



                                        SKIBO FINANCIAL CORP.

                                            /s/Walter G. Kelly
                                            ------------------------------------
                                        By: Walter G. Kelly, President


                                        SKIBO BANCSHARES, M.H.C.

                                            /s/Walter G. Kelly
                                            ------------------------------------
                                        By: Walter G. Kelly, President

                                                                      Appendix B



                       [Form of Opinion of FinPro, Inc.]



[Date]


Board of Directors
Skibo Bancshares, M.H.C.
Skibo Financial Corp. (MHC)
First Carnegie Deposit
242 East Main Street
Carnegie, PA 15106

Dear Board Member:

You have requested our written opinion, as an independent financial advisor to Skibo Bancshares, M.H.C., Skibo Financial Corp. (MHC) ("SKBO") and First Carnegie Deposit, (the three entities collectively referred to as "Skibo") as to the fairness, from a financial point of view to SKBO minority shareholders, of the cash consideration to be paid for the minority shares as well as to the equitable treatment of the Skibo depositors as proposed in the Agreement and Plan of Merger dated September 11, 2003 (the "Agreement"), pursuant to which Northwest Bancorp (MHC), Northwest Bancorp, Inc. and Northwest Savings Bank (the three entities collectively referred to as "Northwest") will acquire Skibo.

Pursuant to the Agreement and discussions with management, all of the minority shares of SKBO common stock will be acquired for cash by Northwest. The cash consideration will be $17.00 per minority share of SKBO common stock. All of the majority shares of SKBO will be canceled and the mutual ownership interest of Skibo depositors will be merged with Northwest mutual ownership interests.

The merger may be taxable to SKBO minority shareholders receiving cash as consideration.

In general, FinPro, Inc. ("FinPro") provides investment banking services to the bank and thrift industry, including appraisals and valuations of bank and thrift institutions and their securities in connection with mergers, acquisitions and other securities transactions. FinPro has knowledge of and experience with the Pennsylvania bank and thrift market and financial institutions operating in that market. Skibo's Board chose FinPro because of its expertise, experience and familiarity with the bank and thrift industry.

Skibo retained FinPro to act as an independent financial advisor, to render general advisory services and also to specifically advise the Board of Directors of Skibo in connection with its merger and acquisition activities. Pursuant to its engagement, FinPro will be paid a fee for rendering its fairness opinions relating to the merger. Skibo will pay FinPro a fee equal to 1.1% of the Aggregate Purchase Price, as defined in the engagement letter, or approximately $250,000 for rendering its fairness opinion and for its financial advisory assistance. A portion of FinPro's fee is contingent upon the consummation of the proposed acquisition.

Prior to being retained as Skibo's financial advisor for this transaction, FinPro has provided consulting and financial advisory services to Skibo including strategic planning and appraisal services. FinPro appraised Skibo as part of Skibo's mutual holding company reorganization and stock offering. Furthermore, prior to serving as Skibo's financial advisor for this transaction, FinPro previously provided financial advisory services to Prestige Bancorp, Inc., which merged with Northwest in 2002. To assist with the accounting for the Northwest/Prestige Bancorp, Inc. merger, FinPro provided consulting

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services to Northwest for which FinPro received a consulting fee. The fees for the services provided to Skibo and Northwest prior to serving as Skibo's financial advisor for this transaction are immaterial relative to FinPro's annual gross revenue.

In connection with its opinion, FinPro reviewed and considered, among other things: (i) the Agreement and the exhibits thereto; (ii) changes in the market for bank and thrift stocks; (iii) the performance of SKBO's common stock; (iv) trends and changes in the financial condition of SKBO and Northwest; (v) the most recent annual report to shareholders of SKBO and Northwest; (vi) quarterly reports on Form 10-QSB of SKBO and the Form 10-Q of Northwest; (vii) quarterly regulatory Thrift Financial Reports of Northwest Savings Bank and First Carnegie Deposit; and (viii) the most recent audit letter to SKBO and Northwest.

We also had discussions with the management of Skibo and Northwest regarding their respective financial results and have analyzed the most current financial data available for Skibo and Northwest. In addition, we considered financial studies, analyses and investigations and economic and market information that we deemed relevant.

We considered certain financial data of Skibo and compared that data to other thrift institutions and their holding companies that were recently merged or acquired, including the merger of other mutual holding companies. Furthermore, we considered the financial terms of these business combinations involving these thrift institutions and their holding companies.

FinPro did not independently verify the financial data provided by or on behalf of Skibo and Northwest, but instead relied upon and assumed the accuracy and completeness of the data provided.

In reaching our opinion, we took into consideration the financial benefits of the proposed transaction to SKBO minority shareholders. Based on all factors deemed relevant and assuming the accuracy and completeness of the information and data provided by Skibo and Northwest, it is FinPro's opinion as of this date, that the cash consideration is fair from the financial point of view of SKBO minority shareholders. Furthermore, the treatment of Skibo depositors is equitable.




                           Respectfully Submitted,

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                              SKIBO FINANCIAL CORP.
                              242 EAST MAIN STREET
                          CARNEGIE, PENNSYLVANIA 15106
                                 (412) 276-2424
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                         SPECIAL MEETING OF STOCKHOLDERS
                              _______________, 2004
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          The undersigned hereby appoints the Board of Directors of Skibo Financial Corp. ("Skibo Financial"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of Skibo Financial which the undersigned is entitled to vote at the Special Meeting of Stockholders (the "Meeting"), to be held at Southpointe Golf Club, 360 Southpointe Boulevard, Canonsburg, Pennsylvania, on __________, _______________, 2004 at __:__ _.m., Eastern Time, and at any and
all adjournments thereof, as follows:


                                                        FOR   AGAINST   ABSTAIN
                                                        ---   -------   -------

1.   Proposal to approve and adopt an agreement
     and plan of merger, dated September 11, 2003,
     by and among Northwest Savings Bank,
     Northwest Bancorp, Inc. and Northwest
     Bancorp, MHC, and First Carnegie Deposit,
     Skibo Financial Corp. and Skibo Bancshares,
     M.H.C., and the transactions contemplated
     thereby.                                           |_|     |_|       |_|


          The Board of Directors recommends a vote "FOR" the above listed proposition.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITION STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING
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                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of Skibo Financial at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of Skibo Financial of his or her decision to terminate this proxy.

          The undersigned acknowledges receipt from Skibo Financial prior to the execution of this proxy of a Notice of Special Meeting and a Proxy Statement dated _______________, 2003.


                                                   Please check here if you
Dated:                        , 2004          |_|  plan to attend the Meeting.
       -------------------  --


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SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER


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PRINT NAME OF STOCKHOLDER                     PRINT NAME OF STOCKHOLDER


Please sign exactly as your name appears on this form of proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

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PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
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